                                                                  Exhibit 10.3.1


                        MASSMUTUAL LIFE INSURANCE COMPANY

                             FLEXINVEST(R) PROTOTYPE

                                NON-STANDARDIZED

                           401(k) PROFIT SHARING PLAN

(C) Copyright 2002 by Massachusetts Mutual Life Insurance Company. All rights reserved. No reproduction of provisions in this document is permitted without the express written consent of Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111.

ADOPTION AGREEMENT #003
4/23/2002

                                    NON-STANDARDIZED 401(k) PROFIT SHARING  PLAN
FL 8618.001

                             ADOPTION AGREEMENT FOR

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                  FLEXINVEST(R)

                     NON-STANDARDIZED 401(k) PROFIT SHARING

The undersigned Employer adopts the MassMutual Life Insurance Company Flexinvest(R) Prototype Non-Standardized 401(k) Profit Sharing Plan and elects the following provisions:

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

A.       EMPLOYER INFORMATION

         (An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.       EMPLOYER'S NAME

                  PrimeEnergy Corporation

2.       EMPLOYER'S 9-DIGIT TAX IDENTIFICATION NUMBER 84-0637348

3.       TYPE OF ENTITY

                  a. [X]   Corporation

                           1. [ ] Tax-exempt or Non-profit

                  b. [ ]   Professional Service Corporation

                  c. [ ]   S Corporation

                  d. [ ]   Limited Liability Company that is taxed as:

                           1. [ ]   a partnership or sole proprietorship

                           2. [ ]   a Corporation

                           3. [ ]   an S Corporation

                  e. [ ]   Sole Proprietorship

                  f. [ ]   Partnership

                  g  [ ]   Municipality:      [ ] State       [ ] Local

                  h. [ ]   Other: _______________

                  AND, the Employer is a member of (select all that apply):

                  i. [X]   a controlled group

                  j. [ ]   an affiliated service group

4.       EMPLOYER FISCAL YEAR (the Employer's tax filing year):

                  Beginning on    January 1st             (e.g., January 1st)
                                  _______________________
                                          month      day

                  and ending on   December 31st
                                  _______________________
                                          month      day

B.       PLAN INFORMATION

         (An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Plan Information section)

1.       PLAN NAME:

         PrimeEnergy Corporation Employees 401(k) Savings Plan

(C) 2002 MassMutual Life Insurance Company

                                       1

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

2.       EFFECTIVE DATE

         a. [ ] This is a new Plan effective as of__________ (hereinafter called the "Effective Date").
         b. [ ] This is an amendment and restatement of a previously established qualified plan of the Employer which was originally effective as of_______ (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is___.
         c. [ ] This is a spin-off of a previously established qualified plan known as (plan name) which was sponsored by_____(Employer) and originally effective as of __________ (month, day, year). This amendment and restatement shall be effective as of_______(month, day, year).
         d. [ ] This is a merger of________(number) previously established qualified plans known as________(respectively) which were sponsored by_______(respectively) and originally effective as of________ (month, day, year, respectively). This amendment and restatement plan shall be effective as of__________ (month, day, year).
         e. [X] FOR GUST RESTATEMENTS: This is an amendment and restatement of a previously established qualified plan of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA '97). The original Plan effective date was January 1, 1989 (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is January 1, 2002. (May enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

3.       PLAN YEAR means the 12 consecutive month period:

         Beginning on   January 1st
                        ________________________ (e.g., January 1st)
                                month      day
         and ending on  December 31st
                        ________________________
                                month      day

         EXCEPT that there will be a short Plan Year:

         a. [X]   N/A
         b. [ ]   beginning on______________________________(e.g., July 1, 2000)
                                     month day, year
                  and ending on_______________________________
                                   month    day,    year

         NOTE: The Limitation Year for Code Section 415 purposes shall be the same as the determination period for compensation (Section
                  F1).

4.       PLAN NUMBER assigned by the Employer
         a. [X]   001
         b. [ ]   002
         c. [ ]   003
         d. [ ]   Other 3 digit number: _____________

5.       PLAN ADMINISTRATOR'S NAME:
         (If none is specified below, the Employer will be deemed the Plan Administrator.)

         PrimeEnergy Corp.

6.       CONSTRUCTION OF PLAN:
         This Plan shall be governed by the laws of the state or commonwealth where the Employer's principal place of business is located unless another state or commonwealth is specified below:

         ________________________________
         (Name of State or Commonwealth)

7. TRUSTEE(S) (if applicable) Shall a separate trust agreement be used with this plan?
         a. [ ]   No
         b. [ ]   Yes, the Flexinvest(R) Trust Agreement (required if the
                  Plan holds assets other than the group annuity contract or individual life insurance policies).
         c. [X]   Yes, the Flexinvest(R) Loan Trust Agreement (required if
                  Plan allows Participant loans under Section K).

         NOTE: If Yes is selected, an executed copy of the trust agreement between the Trustee(s) and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee(s) shall be those specified in the trust agreement.

(C) 2002 MassMutual Life Insurance Company

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

FL 8618.001

C.       ELIGIBILITY REQUIREMENTS

1.       ELIGIBLE EMPLOYEES (Plan Section 1.18)
         For all purposes of the Plan (unless elected otherwise in d. or e. below for Employer contributions)means all Employees (including Leased Employees) of the Employer who have satisfied eligibility requirements shall be eligible EXCEPT:
         NOTE:    If different exclusions apply to Elective Deferrals than to other Employer contributions, complete part b. for the
                  Elective Deferral component of the Plan and part g. for
                  Employer contributions.
         a. [ ]   N/A. No exclusions.
         b. [X]   The following are excluded (select all that apply):
                  1. [ ]   Union Employees (as defined in Plan Section 1.18)
                  2. [X]   Non-resident aliens with no U.S. earned income
                           sources (as defined in Plan Section 1.18)
                  3. [X]   Employees who became Employees as the result of a
                           "Code Section 410(b)(6)(C) transaction" (as defined
                           in Plan Section 1.18)
                  4. [ ]   Salaried Employees
                  5. [ ]   Highly Compensated Employees
                  6. [ ]   Leased Employees
                  7. [X]   Other: all except employees of PrimeEnergy Corp.,
                           PrimeEnergy Management Corp., Prime
                           Operating Co., Eastern Oil Well Service Company,
                           Southwest Oilfield Construction Company and EOWS
                           Midland Company

         HOWEVER, different exclusions will apply (select one):
         c. [X]   N/A. The options elected in a. or b. above apply for all
                  purposes of the Plan.
         d. [ ]   For purposes of all Employer contributions (other than
                  Elective Deferrals)...
         e. [ ]   Only for purposes of Employer profit sharing contributions...

         IF d. or e. is selected, the following exclusions apply for such purposes (select f. or g.):
         t. [ ]   N/A. No exclusions.
         g. [ ]   The following are excluded (select all that apply):
                  1. [ ]   Union Employees (as defined in Plan Section
                           1.18).
                  2. [ ]   Non-resident aliens with no U.S. earned income
                           sources (as defined in Plan Section 1.18).
                  3. [ ]   Employees who became Employees as the result of a
                           "Code Section 410(b)(6)(C) transaction" (as
                           defined in Plan Section 1.18).
                  4. [ ]   Salaried Employees
                  5. [ ]   Highly Compensated Employees
                  6. [ ]   Leased Employees
                  7. [ ]   Other:______________________________

2. THE FOLLOWING AFFILIATED EMPLOYERS (Plan Section 1.6) will adopt this Plan as Participating Employers (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach a list to this Adoption Agreement of such Affiliated Employers including their names, addresses, Employer identification numbers and types of entity).

         a. [ ]   N/A
         b. [X]   Name of Participating Employer: EOWS Midland Company

                           Taxpayer Identification Number: 06-1603694

         c. [X]   TYPE OF ENTITY
                  1. [X]   Corporation
                           a. [ ]   Tax-exempt or non-profit
                  2. [ ]   Professional Service Corporation
                  3. [ ]   S Corporation
                  4. [ ]   Limited Liability Company that is taxed as:
                           a. [ ]   a partnership or sole proprietorship
                           b. [ ]   a Corporation
                           c. [ ]   an S Corporation
                  5. [ ]   Sole Proprietorship
                  6. [ ]   Partnership
                  7. [ ]   Municipality:    [ ] State     [ ] Local
                  8. [ ]   Other:_______________________________
                  NOTE: Employees of an Affiliated Employer that does not adopt this Adoption Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code
                  Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.

(C) 2002 MassMutual Life Insurance Company

                                       3

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

3.       CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
         Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following:
         NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless elected in b.4. or i.4. below.

         ELIGIBILITY FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN e.-k. BELOW FOR EMPLOYER CONTRIBUTIONS) (select a. or all that apply of b., c., and d.):
         NOTE:    If different conditions apply to Elective Deferrals than to other Employer contributions, complete this part a.-d. for the Elective Deferral component of the Plan and e.-k. for
                  Employer contributions.
         a. [ ]   No age or service required. (Go to e.-g. below)
         b. [X]   Completion of the following service requirement which is
                  based on Years of Service (or Periods of Service if the
                  Elapsed Time Method is elected):
                  1. [ ]   No service requirement
                  2. [X]   1/2 Year of Service or Period of Service
                  3. [ ]   1 Year of Service or Period of Service
                  4. [ ]   ______ (not to exceed 1,000) Hours of Service within
                           _______ (not to exceed 12) months from the Eligible
                           Employee's employment commencement date. (If an
                           Employee does not complete the stated Hours of
                           Service during the specified time period, the
                           Employee is subject to the Year of Service
                           requirement in b.3. above.)
                  5. [ ]   Other:__________
                           (may not exceed one (1) Year of Service or Period
                           of Service)
         c. [X]   Attainment of age:
                  1. [X]   No age requirement
                  2. [ ]   20 1/2
                  3. [ ]   21
                  4. [ ]   Other:_______________(may not exceed 21)
         d. [ ]   The service and/or age requirements specified above shall
                  be waived with respect to any Eligible Employee who was employed on_______(month, day, year) and such Eligible
                  Employee shall enter the Plan as of such date.

                  The requirements to be waived are (select one or both):
                  1. [ ]   service requirement (will let part-time Eligible
                           Employees in Plan)
                  2. [ ]   age requirement

         HOWEVER, DIFFERENT ELIGIBILITY CONDITIONS WILL APPLY (select one):
         e. [X] N/A. The options elected in a.-d. above apply for all purposes of the Plan.
         f. [ ] For purposes of all Employer contributions (other than Elective Deferrals)...
         g. [ ] Only for purposes of Employer profit sharing contributions...

         If f. OR g. IS SELECTED, the following eligibility conditions apply for such purposes:
         h. [ ]   No age or service requirements
         i. [ ]   Completion of the following service requirement which is
                  based on Years of Service (or Periods of Service if the
                  Elapsed Time Method is elected):
                  1. [ ]   No service requirement
                  2. [ ]   1/2 Year of Service or Period of Service
                  3. [ ]   1 Year of Service or Period of Service
                  4. [ ]   _____ (not to exceed 1,000) Hours of Service
                           within____(not to exceed 12) months from the Eligible
                           Employee's employment commencement date.
                  5. [ ]   1 1/2 Years of Service or Periods of Service
                  6. [ ]   2 Years of Service or Periods of Service
                  7. [ ]   Other:________________
                           (may not exceed two (2) Years of Service or Periods of Service)
                  NOTE:    If more than one (1) Year of Service is elected 100%
                           immediate vesting is required.

(C) 2002 MassMutual Life Insurance Company

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

FL 8618.001

         j. [ ]   Attainment of age:
                  1. [ ]   No age requirement
                  2. [ ]   20 1/2
                  3. [ ]   21
                  4. [ ]   Other:____________(may not exceed 21)
         k. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on_____(month, day, year) and such Eligible Employee shall enter the Plan as of such date.

                  The requirements to be waived are (select one or both):
                  1. [ ]   service requirement (will let part-time Eligible
                           Employees in Plan)
                  2. [ ]   age requirement

4.       ENTRY DATE (EFFECTIVE DATE OF PARTICIPATION) (Plan Section 3.2)
         An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan (except as elected in g. through n. below for Employee contributions):
         NOTE:    If different entry dates apply to Elective Deferrals than to other Employer contributions, complete this part a. through f.
                  for Employer contributions.
         a. [ ]   the day on which such requirements are satisfied.
         b. [X]   the first day of the month coinciding with or next
                  following the date on which such requirements are satisfied.
         c. [ ]   the first day of the Plan Year quarter coinciding with or
                  next following the date on which such requirements are satisfied.
         d. [ ]   the earlier of the first day of the seventh month or the
                  first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
         e. [ ]   the first day of the Plan Year next following the date on
                  which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)
         f. [ ]   other:_____, provided that an Eligible Employee who has
                  satisfied the maximum age (21) and service requirements (one
                  (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

         HOWEVER, different entry dates will apply (select one):
         g. [X] N/A. The options elected in a. through f. above apply for all purposes of the Plan.
         h. [ ] For purposes of all Employer contributions (other than Elective Deferrals).
         i. [ ] Only for purposes of Employer profit sharing contributions...

         IF h. OR i. IS SELECTED, the following entry dates apply for such purposes (select one):
         j. [ ] the first day of the month coinciding with or next following the date on which such requirements are satisfied.
         k. [ ] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.
         l. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
         m. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 (or 1 1/2 if 100% immediate Vesting is selected) Year of Service (or Period of Service) or less and age must be 20 1/2 or less).
         n. [ ] Other:______ , provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (one
                  (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D.       SERVICE

1.       RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER (Plan Sections 1.61
         and 1.91)
         a. [X]   No service with a predecessor employer shall be
                  recognized.
         b. [ ] Service with _____ will be recognized except as follows (select 1. or all that apply of 2. through 4.):
                  1. [ ]   N/A. no limitations.
                  2. [ ]   service will only be recognized for vesting purposes.
                  3. [ ]   service will only be recognized for eligibility
                           purposes.
                  4. [ ]   service prior to_______will not be recognized.

(C) 2002 MassMutual Life Insurance Company

                                       5

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

                  NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.61 and 1.91 and b.1. will apply.

2.       SERVICE CREDITING METHOD (Plan Sections 1.61 and 1.91)

         a.[X]    Hours of Service Method shall be used for all purposes, AND,
                  1. [X]   Eligibility to participate in the Plan: the
                           eligibility computation period after the initial eligibility computation period shall (select one)...
                           a. [X] shift to the Plan Year after the initial computation period.
                           b. [ ] be based on the date an Employee first performs an Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.
                  2. [X]   Hours of Service for all employees will be
                           determined on the basis of (select one):
                           a. [X] actual hours for which an Employee is paid or entitled to payment.
                           b. [ ] days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
                           c. [ ] weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
                           d. [ ] semi-monthly payroll periods worked. An Employee will be credited with ninety-five
                                    (95) Hours of Service if under the Plan such
                                    Employee would be credited with at least one
                                    (1) Hour of Service during the semi-monthly
                                    payroll period.
                           e. [ ] months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.
         b. [ ]   Elapsed Time Method shall be used for all purposes.

(C) 2002 MassMutual Life Insurance Company

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

E. VESTING (Plan Section 6.4(b))

1. VESTING FOR EMPLOYER CONTRIBUTIONS (other than employer matching contributions). The vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:

         a. [ ] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

         b. [ ]   3 Year Cliff:                    c. [ ]    5 Year Cliff:
                    0-2 years         0%                      0-4 years       0%
                      3 years       100%                        5 years     100%

         d. [ ]   6 Year Graded:                   e. [ ]    4 Year Graded:
                    0-1 year          0%                     1 years         25%
                      2 years        20%                     2 years         50%
                      3 years        40%                     3 years         74%
                      4 years        60%                     4 years        100%
                      5 years        80%
                      6 years       100%

         f. [ ]   5 Year Graded:                   g. [ ]    7 Years Graded:
                      1 year         20%                     0-2 years       0 %
                      2 years        40%                       3 years      20 %
                      3 years        60%                       4 years      40 %
                      4 years        80%                       5 years      60 %
                      5 years       100%                       6 years      80 %
                                                               7 years     100 %

         h. [X]   Other (Must be at least as liberal as either c. or g. above):

Years of Service      Percentage
       1                   0%
       2                  25%
       3                  50%
       4                  75%
       5                 100%

         VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS

         The vesting schedule for Employer matching contributions, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:
         i. [X] N/A. There are no matching contributions subject to a vesting schedule OR the schedule in a. through h. above shall also apply to matching contributions.

         j. [ ] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

         k. [ ]   3 Year Cliff
         l. [ ]   5 Year Cliff
         m. [ ]   6 Year Graded
         n. [ ]   4 Year Graded
         o. [ ]   5 Year Graded
         P. [ ]   7 Year Graded
         q. [ ]   Other (Must be at least as liberal as either l. or p. above):

                      Years of Service             Percentage

                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________

(C) 2002 MassMutual Life Insurance Company

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

2.       FOR AMENDED PLANS (Plan Section 6.4(f))
         If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:
         a. [X]   Vesting schedule has not been amended.
         b. [ ]   Vesting schedule has been amended; amended schedule is
                  more favorable in all years.
         c. [ ]   Vesting schedule has been amended; amended schedule is not more favorable in all years. Prior vesting schedule was:

                     Years of Service               Percentage
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________
                  _____________________        ___________________

3.       TOP-HEAVY VESTING (Plan Section 6.4(c))
         If this Plan becomes a Top-Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top-Heavy Plan and shall continue to apply if the Plan ceases to be a Top-Heavy Plan unless an amendment is made to change the vesting schedule.

         a. [X]   N/A (the regular vesting schedule already satisfies one of the minimum top heavy schedules).
         b. [ ]   6 Year Graded:
                    0-1 year         0%
                      2 years       20%
                      3 years       40%
                      4 years       60%
                      5 years       80%
                      6 years      100%

         c. [ ]   3 Year Cliff:
                    0-2 years        0%
                      3 years      100%
         d. [ ]   Other (Must be at least as liberal as either b. or c. above):

                      Years of Service             Percentage
                   _____________________        ___________________
                   _____________________        ___________________
                   _____________________        ___________________
                   _____________________        ___________________
                   _____________________        ___________________
                   _____________________        ___________________
                   _____________________        ___________________
                   _____________________        ___________________

         NOTE: This Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become Top-Heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

4.       EXCLUDED VESTING SERVICE (select all that apply):

         a. [X]   No exclusions.
         b. [ ]   Service prior to the Effective Date of the Plan or a
                  predecessor plan.
         c. [ ]   Service prior to the time an Employee has attained age 18.
         d. [ ]   Service during which mandatory employee contributions were not made.

(C) 2002 MassMutual Life Insurance Company

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

5.       NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.48) means the:
         a. [X]   date of a Participant's 65th birthday (not to exceed 65th).
         b. [ ]   later of a Participant's _____ birthday (not to exceed 65th)
                  or
                  1. [ ]   the ____ (not to exceed 5th) anniversary of the first
                           day of the Plan Year in which participation in the Plan commenced.
                  2. [ ]   the _____ (not to exceed 5th) anniversary of the
                           Participant's date of hire with the Employer, but in no event later than the 5th anniversary of the first day of the Plan Year in which participation in the Plan commenced.

6.       EARLY RETIREMENT DATE (Plan Section 1.15) means the (elect one):
         a. [ ]   N/A. No Early Retirement provision provided.
         b. [ ]   date on which a Participant...
         c. [X]   first day of the month coinciding with or next following the date on which a Participant...

         AND, if b., or c. is selected...
         d. [ ]   attains age _______.
         e. [X]   attains age 55 and completes at least five  Years of Service
                  (or Periods of Service) for vesting purposes.

         f. [ ] attains age______ and completes at least_______ Years of Participation in the Plan.

7.       DETERMINATION OF DISABILITY
         a. [X]   If entitled to disability benefits under the Federal Social
                  Security Act.
         b. [ ]   Determined by the Company in accordance with its normal
                  personnel practice applied in a uniform and nondiscriminatory manner.
         c. [ ]   Determined by the Company in accordance with the collective bargaining agreement.
         d. [ ]   If entitled to disability benefits under the Company's
                  Long Term Disability Insurance Plan.
         e. [ ]   Not Applicable. Disability Retirement is not allowed.

F.       COMPENSATION

1.       COMPENSATION (Plan Section 1.11) with respect to any Participant means:
         a. [X]   Wages, tips and other compensation on Form W-2.
         b. [ ]   Section 3401(a) wages (wages for withholding purposes).
         c. [ ]   415 safe-harbor compensation.

         COMPENSATION shall be based on the following determination period (select one):
         d. [X]   the Plan Year.
         e. [ ]   the calendar year coinciding with or ending within the Plan
                  Year. AND,
         f. [X]   compensation paid during the determination period prior to the Employee's Effective Date of Participation shall be excluded.

         ADJUSTMENTS TO COMPENSATION
         g. [ ]   N/A. No adjustments.
         h. [X]   Compensation for Employer contribution and forfeiture
                  allocation purposes other than salary deferral and matching contribution purposes shall be adjusted by: (select all that apply)
                  1. [X]   including compensation which is not currently
                           includible in the Participant's gross income by
                           reason of the application of Code Sections 125
                           (cafeteria plan), 132(f)(4) (qualified transportation
                           fringe), 402(e)(3) (401(k) plan), 402(h)(1)(B)
                           (simplified employee pension plan), 414(h) (employer
                           pickup contributions under a governmental plan),
                           403(b) (tax sheltered annuity) or 457(b) (eligible
                           deferred compensation plan).
                  2. [ ]   excluding reimbursements or other expense allowances,
                           fringe benefits (cash or non-cash), moving expenses,
                           deferred compensation (other than deferrals specified
                           in 1. above) and welfare benefits.
                  3. [ ]   excluding Compensation paid during the determination
                           period while not a Participant in the component of
                           the Plan for which the definition is being used.
                  4. [ ]   excluding overtime.
                  5. [ ]   excluding bonuses.
                  6. [ ]   excluding commissions.
                  7. [ ]   other:________________________________.
                  NOTE:    Options 4., 5., 6. or 7. may not be selected if an
                           integrated allocation formula is selected (i.e., if
                           G(5)e is selected). In addition, if 4., 5., 6., or 7.
                           is selected, the definition of Compensation could
                           violate the nondiscrimination rules.

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FL 8618.001

         HOWEVER, FOR SALARY DEFERRAL AND MATCHING PURPOSES Compensation shall be adjusted by (for such purposes, the Plan automatically includes Elective Deferrals and other amounts in h.1. above) (select all that apply):

         i. [ ]   N/A. No adjustments.

         j. [X]   Same adjustment as in h.2. through h.7. above.

         k. [ ]   Compensation shall be adjusted by:

                  1.       [ ] excluding reimbursements or other expense
                               allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in h.l. above) to a qualified plan and welfare benefits.

                  2.       [ ] excluding overtime

                  3.       [ ] excluding bonuses

                  4.       [ ] excluding commissions

                  5.       [ ] other:_______________________________

                  NOTE: If 2., 3., 4. or 5. are elected, the average includible Compensation percentage for eligible Highly Compensated Employees cannot exceed the average includible Compensation percentage for eligible Non-highly Compensated Employees by more than a de minimis amount as described in regulations under Section 414(s) of the Code.

G.       CONTRIBUTIONS AND ALLOCATIONS

1. SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2) Each Participant may elect to have Compensation deferred by:

         a. [ ] up to the maximum percentage allowable not to exceed the limits of Code Section 401(k), 402(g), 404 and 415.

         b. [X]   up to 15%.

         For bonuses paid within the Plan Year MAY PARTICIPANTS make a special salary deferral election with respect to bonuses?

         c. [X]   No (same salary reduction election as other Compensation)

         d. [ ] Yes, a Participant may elect to defer up to ____% of any bonus.

         PARTICIPANTS MAY initially commence salary deferrals:

         e. [ ] on their Entry Date or the first payroll period following their Entry Date.

         f. [X] on the first day of the month coincident with or next following their Entry Date.

         g. [ ] on the first day of each Plan Year quarter coincident with or next following their Entry Date.

         h. [ ] on the first day of the Plan Year or the first day of the 7th month of the Plan Year coincident with or next following their Entry Date.

         i. [ ]   other:________________________________________________________
                                  (specify a date or dates)

         PARTICIPANTS MAY modify salary deferral elections:

         j. [ ]   as of each payroll period

         k. [ ]   on the first day of each month

         l. [ ]   on the first day of each Plan Year quarter

         m. [ ] on the first day of the Plan Year or the first day of the 7th month of the Plan Year

         n. [X]   other: once per quarter
                         _______________________________________________________
                                  (specify a date or dates)

         AUTOMATIC ENROLLMENT: Shall Participants who do not affirmatively elect to receive cash or have a specified amount contributed to the Plan automatically have Compensation reduced?

         o. [X]   No.

         p. [ ] Yes, by _______% of Compensation, provided that such enrollment is permissible under the laws of the state in which the Participants are employed in.

         SHALL THERE BE a special effective date for the salary deferral component of the Plan?

         q. [X]   No.

         r. [ ] Yes, the effective date of the salary deferral component of the Plan is ________ (enter month day, year).

2. 401 (k) SAFE HARBOR PLAN PROVISIONS (Plan Section 12.8) Will the ADP and/or ACP test safe harbor provisions be used? (select a., b. or c.)

         a. [X]   No. (If selected, skip to Section G3.)

         b. [ ] Yes, but only the ADP Test Safe Harbor provisions will be used. (No employer matching contributions or non-Safe Harbor matching contribution formula elected.)

         c. [ ] Yes, both the ADP and ACP Test Safe Harbor provisions will be used.

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

FL 8618.001

                  IF c. above is selected, does the Plan permit matching contributions in addition to any safe harbor contributions elected in d. or e. below?

                  1. [ ] No or N/A. Any matching contributions, other than any Safe Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.

                  2. [ ] Yes, the Employer may make matching contributions in addition to any Safe Harbor Matching contributions elected in d. below. (If elected, complete the provisions of the Adoption Agreement related to matching contributions in Sections G3 and G4 that will apply in addition to any elections made in d. below.

                  NOTE: Regardless of any election made in Section G3, the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in Section G3 and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

         THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION FOR THE PLAN YEAR:

         NOTE: The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

         d. [ ]   Safe Harbor Matching Contribution (select 1. or 2. AND 3.)

                  1. [ ] BASIC MATCHING CONTRIBUTION. The Employer will make Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but that do not exceed 5% of the Participant's Compensation.

                  2. [ ] ENHANCED MATCHING CONTRIBUTION. The Employer will make Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of:

                           a. [ ] ___% (may not be less than 100%) of the Participant's Elective Deferrals that do not exceed _____% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus, if applicable,

                           b. [ ] ___% of the Participant's Elective Deferrals that exceed ___% of the Participant's Compensation but do not exceed ___% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation.

                           NOTE: a. and b. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to the matching contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.

                  3. [ ] The safe harbor matching contribution will be made on the following basis (and Compensation for such purpose will be based on the applicable period):

                           a. [ ]   the entire Plan Year.

                           b. [ ]   each payroll period.

                           c. [ ] all payroll periods ending with or within each month.

                           d. [ ] all payroll periods ending with or within the Plan Year quarter.

         e. [ ]   NONELECTIVE SAFE HARBOR CONTRIBUTIONS (select one)

                  1. [ ] The Employer will make a Safe Harbor Non-elective Contribution to the account of each "Eligible Participant" in an amount equal to _____% (may not be less than 3%) of the Employee's Compensation for the Plan Year.

                  2. [ ] The Employer will make a Safe Harbor Non-elective Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan):_____.

f. [ ] FOR PURPOSES OF THE ADP Test Safe Harbor contribution, the term "Eligible Participant" means any Participant who is eligible to make Elective Deferrals with the following exclusions:

         1. [ ]   Highly Compensated Employees.

         2. [ ] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).

         3. [ ] Other: _______(must be a category that could be excluded under the permissive or mandatory disaggregation rules of Regulations 1.401(k)-1(b)(3) and 1.401(m)-1(b)(3)).

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

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                  SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR
                  PROVISIONS

                  4. [ ] N/A. The safe harbor provisions are effective as of the later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement.

                  5. [ ] The ADP and/or ACP Test Safe Harbor provisions are effective for the Plan Year beginning _________(enter the first day of the Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

3. FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))(Choose one):

         NOTE: Regardless of any election below, if the ACP test safe harbor is being used (i.e., Section G2.c. is selected), then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

         a. [ ] N/A. There will not be any matching contributions (Skip to Section G5)

         b. [X]   The Employer...(select 1. or 2.)

                  1. [X] may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant's Elective Deferrals.

                  2. [ ] will make matching contributions equal to ________% (e.g., 50) of the Participant's Elective Deferrals, plus:

                           a. [ ] N/A.

                           b. [ ] an additional discretionary percentage, to be
                                  determined by the Employer.

                  AND, in determining the matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched: (select 3. and/or 4. OR 5.)

                  3. [ ]   ______% of a Participant's Compensation.

                  4. [ ]   $________.

                  5. [X] a discretionary percentage of a Participant's Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.

         c. [ ] The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant's Elective Deferrals.

         d. [ ] The Employer will make matching contributions equal to the sum of:

     Elective Deferrals and
Participant Matched Contributions   Percentage Match            Limit
---------------------------------   ----------------           ------
Over 1% up to 2% of Compensation         ______%       up to   ______
Over 2% up to 3% of Compensation         ______%       up to   ______
Over 3% up to 4% of Compensation         ______%       up to   ______
Over 4% up to 5% of Compensation         ______%       up to   ______
Over 5% up to 6% of Compensation         ______%       up to   ______
Over 6% up to 7% of Compensation         ______%       up to   ______
Over 7% up to 8% of Compensation         ______%       up to   ______
Over 8% up to 9% of Compensation         ______%       up to   ______
Over 9% up to 10% of Compensation        ______%       up to   ______
Over 10% of Compensation                 ______%       up to   ______

         e.[ ] The Employer will make matching contributions equal to the percentage of Elective Deferrals determined under the following schedule based on a Participant's Years of Service for Vesting purposes (or Periods of Service if the Elapsed Time Method is selected):

(C) 2002 MassMutual Life Insurance Company

                                       12

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

FL 8618.001

Participant's Total Service    Matching Percentage              Limit
---------------------------    -------------------             ------
          ______                     ______%           up to   ______
          ______                     ______%           up to   ______
          ______                     ______%           up to   ______
          ______                     ______%           up to   ______
          ______                     ______%           up to   ______
          ______                     ______%           up to   ______

         NOTE: If c., d., or e. above is elected, the Plan may violate the Code Section 40l(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years of Service (or Periods of Service) increase.

         PERIOD OF DETERMINING MATCHING CONTRIBUTIONS

         Matching contributions will be determined based on Elective Deferrals made during the following pay period (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):

         f. [ ] the entire Plan Year (must elect if Participant is required to be actively employed on last day of Plan Year to receive matching contributions).

         g. [X]   each payroll period.

         h. [ ]   all payroll periods ending within each month.

         i. [ ] all payroll periods ending with or within the Plan Year quarter.

         THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any Plan Year will not exceed:

         j. [X]   N/A, no dollar limit is imposed.

         k. [ ]   $_______.

         MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:

         l. [X]   all Participants.

         m. [ ]   only eligible Non-Highly Compensated Employees.

         WILL THE MATCHING CONTRIBUTIONS BE QUALIFIED MATCHING CONTRIBUTIONS?

         n. [X]   No.

         o. [ ] Yes. If elected, ALL matching contributions will be fully Vested and will be subject to restrictions on withdrawals. In addition, Qualified Matching Contributions may be used in either the ADP or ACP test.

4 ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS: REQUIREMENTS FOR PARTICIPANTS WHO ARE ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR.

         a. [ ]   N/A.

         b. [X] No service requirement (must be elected if the match is not based on the entire Plan Year).

         c. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).
                  (May cause Plan to violate coverage requirements under Code
                  Section 410(b)).

         REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR (except as otherwise provided in h. through j. below).

         d. [ ] A Participant must complete more than _____ Hours of Service (not more than 1,000). If the Elapsed Time Method is elected,____ months of service (not more than six (6)).

         e. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).

         f. [ ] Participants will NOT share in such allocations, regardless of service.

         g. [X] Participants will share in such allocations, regardless of service (must be elected if the match is not based on the entire Plan Year).

         PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following shall be eligible to share in the allocation of matching contributions regardless of the above conditions (select all that apply):

         h. [ ]   Death.

         i. [ ]   Total and Permanent Disability.

         j. [ ]   Attainment of Early or Normal Retirement.

(C) 2002 MassMutual Life Insurance Company

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

FL 8618.001

5.       FORMULA FOR DETERMINING EMPLOYER'S PROFIT SHARING CONTRIBUTION (Plan
         Section 12. 1(a)(3)) (d. may be selected in addition to b. or c.)

         a. [ ] N/A. No Employer Profit Sharing Contributions may be made (other than top heavy minimum contributions) (Skip to Section G6.)

         b. [X] Discretionary, to be determined by the Employer, not limited to current or accumulated Net Profits.

         c. [ ] Prevailing Wage Contribution. The Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant's employment classification, as designated on Schedule A as attached to this Adoption Agreement. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Section C, nor to any service or employment conditions set forth in Section G7.

         CONTRIBUTION ALLOCATIONS

         If b. above is selected, the Employer's discretionary profit sharing contribution for a Plan Year will be allocated as follows:

         d. [X]   NON-INTEGRATED ALLOCATION

                  1. [X] In the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

                  2. [ ] In the same dollar amount to all Participants (per capita).

                  3. [ ] In the same dollar amount per Hour of Service completed by each Participant.

                  4. [ ] In the same proportion that each Participant's points bears to the total of such points of all Participants. A Participant's points with respect to any Plan Year shall be computed as follows (select all that apply):

                           a. [ ] _____ point(s) shall be allocated for each Year of Service (or Period of Service if the Elapsed Time Method is elected). However, the maximum Years of Service (or Periods of Service) taken into account shall not exceed _____ (leave blank if no limit on service applies).

                           b. [ ] _____ point(s) shall be allocated for each full $_____ (may not exceed $200) of Compensation.

                           c. [ ] _____ point(s) shall be allocated for each year of age as of the end of the Plan Year.

         e. [ ]   INTEGRATED ALLOCATION

                  In accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

                  1. [ ]   The Taxable Wage Base.

                  2. [ ] _____% (not to exceed 100%) of the Taxable Wage Base. (See Note below)

                  3. [ ]   80% of the Taxable Wage Base plus $1.00.

                  4. [ ] $________ (not greater than the Taxable Wage Base). (See Note below)

                  NOTE: The integration percentage of 5.7% shall be reduced to:

                           1. 4.3% if 2. or 4. above is more than 20% and less
                              than or equal to 80% of the Taxable Wage Base.

                           2. 5.4% if 3. is elected or if 2. or 4. above is more
                              than 80% of the Taxable Wage Base.

         f. [ ]   OFFSET OF ALLOCATIONS for Prevailing Wage Contributions

                  1. [ ] No or N/A. (if c. above is selected, then the Prevailing Wage Contribution will be added to amounts allocated pursuant to d. or e. above).

                  2. [ ] Yes, the amounts allocated or contributed on behalf of a Participant for a Plan Year pursuant to d. or e. above be reduced by the Prevailing Wage Contribution made on behalf of a Participant for the Plan Year pursuant to c. above.

6.       QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(4))

         NOTE: Regardless of any election made in this Section, the Plan automatically permits Qualified Non-Elective Contributions to correct a failed ADP or ACP test.

         a. [X] N/A. There will be no additional Qualified Non-Elective Contributions except as otherwise provided in the Plan.

         b. [ ] The Employer will make a Qualified Non-Elective Contribution equal to % __________of the total Compensation of those Participants eligible to share in the allocations.

         c. [ ] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated in proportion to the Compensation of those Participants eligible to share in the allocations (pro rata).

         d. [ ] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated equally to all Participants eligible to share in the allocations (per capita).

(C) 2002 MassMutual Life Insurance Company

                                       14
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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

                  AND, if b., c. or d. is selected, the Qualified Non-Elective Contributions above will be made on behalf of:
                  1. [ ]   all Participants.
                  2. [ ]   only Non-Highly Compensated Employees.

7. REQUIREMENTS TO SHARE IN ALLOCATIONS OF EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTIONS AND QUALIFIED NON-ELECTIVE CONTRIBUTIONS (PLAN
         SECTION 12.1(A)(4)) IF ELECTED ABOVE
         a. [ ] N/A. Plan does not permit such contributions.
         b. [X] Requirements for Participants who are actively employed at the end of the Plan Year.
                  1. [ ]   No service requirement.
                  2. [X]   A Participant must complete a Year of Service (or
                           Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410(b).)

         REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR (except as otherwise provided in g. through i. below).
         c. [ ] A Participant must complete more than______Hours of Service (not more than 1,000). If the Elapsed Time Method is elected, a Participant must complete ________(not more than six (6)) months of service.
         d. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).
         e. [X] Participants will NOT share in such allocations, regardless of service.
         f. [ ] Participants will share in such allocations, regardless of service.

         PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):
         g. [X]   Death.
         h. [X]   Total and Permanent Disability.
         i. [X]   Attainment of Early or Normal Retirement.

8. REQUIREMENTS TO SHARE IN ALLOCATIONS OF FORFEITURES OF EMPLOYER PROFIT SHARING AND MATCHING CONTRIBUTIONS
         a. [X]   N/A. Plan does not permit such contributions.
         b. [ ]   Requirements for Participants who are actively employed at the end of the Plan Year.
                  1. [ ]   No service requirement.
                  2. [ ]   A Participant must complete a Year of Service (or
                           Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410(b).)

         REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR (except as otherwise provided in g. through i. below).
         c. [ ] A Participant must complete more than ______ Hours of Service (not more than 1000). If the Elapsed Time Method is elected, a Participant must complete _____ months of service (not more than six (6)).
         d. [ ] A Participant must complete a Year of Service (or Period of Service is the Elapsed Time Method is elected).
         e. [ ] Participants will NOT share in such allocations, regardless of service.
         f. [ ] Participants will share in such allocations, regardless of service.

         PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):
         g. [ ]   Death.
         h. [ ]   Total and Permanent Disability.
         i. [ ]   Attainment of Early or Normal Retirement.

9.       FORFEITURES (Plan Sections 4.3(e))
         Forfeitures of profit sharing contributions will be...
         a. [ ]   applied first to reduce expenses related to the administration of the Plan and then to reduce any Employer contributions.
                  (Elect this only it plan expenses are billed to the Employer)
         b. [X]   applied to reduce any Employer contributions. (Elect this
                  only if plan expenses are deducted from Participant accounts)
         c. [ ]   added to any Employer discretionary profit sharing
                  contribution.
         d. [ ]   reallocated to all Participants eligible to share in the
                  allocations in the same proportion that each Participant's
                  Compensation for the Plan Year bears to the Compensation of all Participants for such year (pro rata).
         e. [ ]   N/A. Contributions are fully vested.

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                                       15

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

         Forfeitures of matching contributions will be...
         f. [ ]   N/A. Matching contributions are 100% vested or no matching contributions.
         g. [ ]   applied first to reduce expenses related to the
                  administration of the Plan and then to reduce any Employer contributions. (Elect only if plan expenses are billed to the
                  Employer)
         h. [X]   applied to reduce the Employer matching contributions.
         i. [ ]   added to the Employer matching contributions and allocated as an additional matching contribution.

10.      LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)
         If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:
         a. [X]   N/A. The Employer does not maintain another qualified
                  defined contribution plan.
         b. [ ] The provisions of Plan Section 4.4(b) will apply as if the other plan were a Master or Prototype Plan (contributions under this plan will be reduced to the Maximum Permissible Amount).
         c. [ ] Specify the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:
                  ______________________________________________________________

H.       DISTRIBUTIONS

1.       FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
         Distributions under the Plan may be made in (select all that apply)...
         a. [X]   lump-sums.
         b. [X]   substantially equal installments.
         c. [X]   partial withdrawals.

         AND, pursuant to Plan Section 6.12,
         d. [ ] no annuities are allowed (Plan Section 6.12(b) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will not apply to the Plan).
         e. [ ]   annuities are allowed as the normal form of distribution (Plan
                  Section 6.12 will not apply and the joint and survivor rules of Code Section 401(a)(11) and 417 will automatically apply). If elected the Pre-Retirement Survivor Annuity will be equal to 100% of Participant's interest in the Plan.
         f. [X] joint and 100% survivor annuities are allowed but are not the normal form of distribution (Plan Section 6.12(c) will apply and the joint and survivor rules of Code Section 401(a)(11) and 417 will only apply if an annuity form of distribution is elected by a Participant).

         AND, if e. or f. is elected, the normal form of the Qualified Joint and Survivor Annuity will be a joint and 50% survivor annuity unless otherwise elected below:
                  1. [X]  N/A.
                  2. [ ]   Joint and 100% survivor annuity.
                  3. [ ]   Joint and 75% survivor annuity.
                  4. [ ]   Joint and 66 2/3% survivor annuity.

         AND, distributions may be made in ...
         g. [X]   cash only (except for insurance or annuity contracts).
         h. [ ]   cash or property (property is limited to Employer stock
                  only).

         NOTE: Carry forward of joint and survivor annuity rules. If this Plan has accepted a plan-to-plan transfer (other than a direct rollover) of assets from a plan which permitted annuities as the normal form of distribution, the joint and survivor annuity rules shall apply to the Participant's entire interest in the Plan.

2. CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT Distributions upon termination of employment pursuant to Plan Section 6.4(a) of the Plan will not be made unless the following conditions have been satisfied:
         a. [ ] No distributions may be made until a Participant has reached Early or Normal Retirement Date.
         b. [X] Distributions may be made as soon as administratively feasible at the Participant's election.
         c. [ ] The Participant has incurred ________ (elect either one (1) or five (5) consecutive 1-Year Break(s) in Service (or Period(s) of Severance if the Elapsed Time Method is elected).
         d. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the end of the Plan Year coincident with or next following termination of employment.
         e. [ ] Distribution from a Participant's Elective Deferral, Transfer and Rollover Accounts may be made immediately at the Participant's election and all other accounts will be distributed as elected above.

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

3.       INVOLUNTARY DISTRIBUTIONS (Automatic cash-outs)
         Will involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?
         a. [X]   Yes
         b. [ ]   No

4.       MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))
         NOTE: This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA).
         The "required beginning date" for a Participant who is not a "five percent (5%) owner" is
         a. [ ] N/A. (This is a new Plan or this Plan has never included the pre-SBJPA provisions.)
         b. [ ] April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (The pre-SBJPA rules will continue to apply.)
         c. [X] April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):
                  1. [X] A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of January 1, 1996 (not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:
                           a. [ ]   N/A. Annuity distributions are not
                                    permitted.
                           b. [ ] Upon the recommencement of distributions, the original Annuity Starting Date will be retained.
                           c. [X] Upon the recommencement of distributions, a new Annuity Starting Date is created.

                  2. [X] A Participant who had not begun receiving required minimum distributions as of January 1, 1996 (not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) will apply to all such Participants unless the option b below is elected:
                           a. [X]   N/A.
                           b. [ ]   The in-service distribution option is
                                    eliminated with respect to Participants who attain age 70 1/2 in or after the calendar year that begins after the later of (1)
                                    December 31, 1998, or (2) the adoption date of the amendment and restatement to bring the Plan into compliance with SBJPA. (This option may only be elected if the amendment to eliminate the in-service distribution is adopted no later than the last day of the remedial amendment period that applies to the Plan for changes under SBJPA.)

5. LIFE EXPECTANCIES (Plan Section 6.5(f) for minimum distributions required pursuant to Code Section 401(a)(9)) shall...
         a. [X]   be recalculated if the Participant so elects.
         b. [ ]   be automatically recalculated.
         c. [ ]   not be recalculated.

6.       HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)
         a. [ ]   No hardship distributions are permitted.
         b. [X]   Hardship distributions are permitted, from the following
                  accounts (contribution sources) (select all that apply):
                  1. [X]   All accounts.
                  2. [ ]   Participant's Elective Deferral Account.
                  3. [ ]   Participant's Account attributable to Employer
                           matching contributions.
                  4. [ ]   Participant's Account attributable to Employer
                           profit sharing contributions.
                  5. [ ]   Participant's Rollover Account.
                  6. [ ]   Participant's Transfer Account.

         NOTE: Distributions from a Participant's Elective Deferral Account are limited to the portion of such account attributable to such Participant's Elective Deferrals. Hardship distributions are not permitted from a Participant's Qualified Non-Elective Account (including any 401(k) Safe Harbor Contributions) or Qualified Matching Contribution Account.

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                                    NON-STANDARDIZED 401 (k) PROFIT SHARING PLAN
FL 8618.001

         AND, shall the safe harbor hardship rules of Plan Section 12.9 apply to distributions made from all accounts? (NOTE: The safe harbor hardship rules automatically apply to hardship distributions from the Participant's Elective Deferral Account.)
         c. [ ] No or N/A. The provisions of Plan Section 6.11 apply to hardship distributions made from all accounts other than a Participant's Elective Deferral Account.
         d. [X] Yes. The provisions of Plan Section 12.9 apply to all hardship distributions.

7.       IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)
         a. [ ]   In-service distributions may not be made (except as
                  otherwise elected under Hardship Distributions above).
         b. [X]   In-service distributions may be made to a Participant who
                  has not separated from service as elected below:
                  1. [ ] All accounts provided the following conditions are satisfied (select all that apply):
                           NOTE:    Participant's Elective Deferral, Qualified
                                    Non-Elective Account Contribution Qualified
                                    Matching Contribution, and 401(k) Safe
                                    Harbor Contributions Accounts may not be
                                    distributed prior to age 59 1/2.
                           a. [ ]   the Participant has attained age_____.
                           b. [ ]   the Participant has reached Normal
                                    Retirement Age.
                           c. [ ]   the Participant has been a Participant
                                    in the Plan for at least ____ years (may not
                                    be less than five (5)).
                           d. [ ]   the amounts being distributed have
                                    accumulated in the Plan for at least two (2)
                                    years.
                  2. [X] Participant's accounts attributable to Employer matching and profit sharing contributions provided the following conditions are satisfied (select all that apply):
                           a. [X]   the Participant has attained age 70 1/2.
                           b. [ ]   the Participant has reached Normal
                                    Retirement Age.
                           c. [ ]   the Participant has been a Participant
                                    in the Plan for at least ____ years (may not
                                    be less than five (5)).
                           d. [ ]   the amounts being distributed have
                                    accumulated in the Plan for at least two (2)
                                    years.
                  3. [X] Participant's Elective Deferral, Qualified Non-Elective Contribution and Qualified Matching Contribution Accounts provided the following conditions are satisfied (select all that apply):
                           NOTE:    May not be distributed prior to age 59 1/2.
                           a. [X]   the Participant has attained age 59 1/2 .
                           b. [ ]   the Participant has reached Normal
                                    Retirement Age.
                           c. [ ]   the Participant has been a Participant in
                                    the Plan for at least _______years (may not
                                    be less than five (5)).
                           d. [ ]   the amounts being distributed have
                           accumulated in the Plan for at least two (2) years.
                  4. [X] Participant's Rollover and Transfer Accounts provided the following conditions are satisfied (select all that apply):
                           NOTE:    Transfer Accounts may not be eligible
                                    for in-service distributions depending on
                                    the source of the transferred amount (i.e.
                                    defined benefit and money purchase plan
                                    sources).
                           a. [ ]   the Participant has attained age ______.
                           b. [ ]   the Participant has reached Normal
                                    Retirement Age.
                           c. [ ]   the Participant has been a Participant
                                    in the Plan for at least ______ years (may
                                    not be less than five (5)).
                           d. [ ]   the amounts being distributed have
                                    accumulated in the Plan for at least two (2)
                                    years.
                           e. [X]   May be distributed any time.

         NOTE: Employee after-tax contributions (and related earnings) may be distributed at the Participant's request.

I.       NONDISCRIMINATION TESTING

1.       HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)

         NOTE: If this is a GUST restatement be sure to complete the questions in Section M.

         Top-Paid Group Election - Will the top-paid group election be used in determining Highly Compensated Employees?
         a. [X]   Yes
         b. [ ]   No

         Calendar Year Data Election - Will the calendar year data election be used in determining Highly Compensated Employees? (for non-calendar Plan Years)
         c. [ ]   Yes
         d. [ ]   No

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN
FL 8618.001

2. ADP AND ACP TESTS (Plan Sections 12.4 and 12.6). The ADP ratio and ACP ratio for Non-Highly Compensated Employees will be based on the following:
         a. [ ] N/A. This Plan satisfies the ADP and ACP Test Safe Harbor rules by making a Basic Matching Contribution or an Enhanced Matching Contribution for all Plan Years beginning on or after the Effective Date of the Plan or, in the case of an amendment and restatement, for all Plan Years to which the amendment and restatement relates.
         b. [X] PRIOR YEAR TESTING ELECTION: The prior year ratio will be used for the ADP AND ACP tests. (Note: If this election is made for the first year the Code Section 401(k) or 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP and ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%).
         c. [ ] CURRENT YEAR TESTING: The current year ratio will be used for the ADP and ACP tests.

         NOTE: Effective with respect to Plan Years beginning after the date the GUST restatement is adopted, the Plan must use the same testing method for both the ADP and ACP tests.

J.       TOP-HEAVY REQUIREMENTS

1. TOP-HEAVY DUPLICATIONS FOR EMPLOYERS MAINTAINING A DEFINED BENEFIT PLAN (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of Top-Heavy minimum benefits (if b., c., d. or e. is elected, f. must be completed).
         a. [X]   N/A. The Employer does not maintain a Defined Benefit Plan.
                  (Go to next Section J 1g)
         b. [ ]   5% defined contribution minimum under this Plan.
         c. [ ]   2% defined benefit minimum
         d. [ ]   The full Top-Heavy minimum contribution will be provided
                  in each plan (if selected, Plan Section 4.3(i) shall not
                  apply).
         e. [ ]   Specify the method under which the Plans will provide
                  Top-Heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:
                  ______________________________________________________________

         NOTE: If b., c., d. or e. is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

         AND, the "Present Value of Accrued Benefit" (Plan Section 9.2) for
                  Top-Heavy purposes shall be based on...
         f. [ ]   Interest Rate:________________________________________________
                  Mortality Table:______________________________________________

         TOP-HEAVY DUPLICATIONS FOR EMPLOYERS MAINTAINING A DEFINED CONTRIBUTION PLAN (Plan Section 4.3(f)): When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of Top-Heavy minimum benefits:
         g. [X]   N/A. The Employer does not maintain another qualified
                  defined contribution plan.
         h. [ ] A minimum, non-integrated contribution of 3% of each Non-Key Employee's 415 Compensation shall be provided in the Money Purchase Plan.
         i. [ ] A minimum, non-integrated contribution of 3% of each Non-Key Employee's 415 Compensation shall be made to this Plan (or other plan subject to Code Section 412).
         j. [ ] Specify the method under which the Plans will provide Top-Heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415:
                  ______________________________________________________________

K.       LOANS

1. LOANS TO PARTICIPANTS (Plan Section 7.2) All loans shall be treated as Participant Directed investments.

         NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Section 7.2 of the Plan.

         a. [ ]   Loans are not permitted.
         b. [X]   Loans are permitted.

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FL 8618.001                          NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

         IF loans are permitted (select all that apply):

         c. [ ]   loans will only be made for hardship or financial necessity.

         d. [X] a Participant may only have two (not to exceed 5) loan(s) outstanding at any time.

         e. [X]   the minimum loan will be $ 1.000 (may not exceed $ 1,000).

         f. [X] the repayment period for loans to purchase a principal residence can exceed 5 years.

         g. [ ] all outstanding loan balances will become due and payable in their entirety upon the occurrence of a distributable event (other than satisfaction of the conditions for an in-service distribution).

         h. [X] loans will only be permitted from the following accounts (select all that apply):

                  1. [X]   All accounts.

                  2. [ ]   Participant's Elective Deferral Account.

                  3. [ ] Qualified Matching Contribution Account and/or portion of Participant's Account attributable to Employer matching contributions.

                  4. [ ] Participant's Account attributable to Employer profit sharing contributions.

                  5. [ ]   Qualified Non-Elective Contribution Account.

                  6. [ ]   Participant's Rollover Account.

                  7. [ ]   Participant's Transfer Account.

                  8. [ ]   Participant's Voluntary Contribution Account.

         i. [X] The following accounts shall be included for calculating the maximum loan amount calculation (i.e. 50% of the vested account balance):

                  1. [X]   All accounts.

                  2. [ ]   Participant's Elective Deferral Account.

                  3. [ ] Qualified Matching Contribution Account and/or portion of Participant's Account attributable to Employer matching contributions.

                  4. [ ] Participant's Account attributable to Employer profit sharing contributions.

                  5. [ ]   Qualified Non-Elective Contribution Account.

                  6. [ ]   Participant's Rollover Account.

                  7. [ ]   Participant's Transfer Account.

                  8. [ ]   Participant's Voluntary Contribution Account.

L.       MISCELLANEOUS

1. DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10) instructions will be made by the:

         a. [ ]   Administrator for all contributions.

         b. [X]   Participant for all contributions.

         c. [ ] Administrator for Company contributions, and Participant for Participant contributions (including Elective Deferrals).

         d. [ ] Participant for Rollover Account and Transfer Accounts only, Administrator for all other contributions.

         e. [ ]   Other (specify):___

         AND, is it intended that the Plan comply with ERISA Section 404(c) with respect to the accounts subject to Participant investment direction? (Must elect "No" if any Employer investment selection applies).

         f. [ ]   No

         g. [X]   Yes

         AND, will voting rights on directed investments be passed through to Participants?

         h. [X] No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).

         i. [ ]   Yes, for Employer stock only.

2.       TRANSFERS AND ROLLOVERS (Plan Section 4.6)

         a. [X] Transfers from qualified plans and rollovers will be accepted by this Plan.

         b. [ ] Transfers from qualified plans and rollovers will not be accepted by this Plan.

         AND, if a. is elected, transfers and rollovers may be accepted...

         c. [X]   from any Eligible Employee, even if not yet a Participant.

         d. [ ]   from Participants only.

3.       AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)

         a. [X] After-tax voluntary Employee contributions will not be allowed.

         b. [ ]   After-tax voluntary Employee contributions will be allowed.

         If b. is elected, each Participant may elect to have Compensation reduced by...

                  1. [ ]   up to___________%

                  2. [ ] up to the maximum percentage allowable not to exceed Code Section 415.

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FL 8618.001                          NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

         If b. is elected, may the Employer make matching contributions with respect to the after-tax voluntary Employee contributions (Participant Matched Contributions)?

                  3. [ ]   No

                  4. [ ] Yes, based on the matching formula with respect to Elective Deferrals.

                  5. [ ] Yes, based on the matching formula and provisions elected below:

                           a. [ ]   The Employer ... (select 1.or 2.)

                                    1. [ ]   may make matching contributions
                                             equal to a discretionary
                                             percentage, to be determined by the
                                             Employer, of the Participant's
                                             after-tax voluntary Employee
                                             contributions.

                                    2. [ ]   will make matching contributions
                                             equal to _______% (e.g., 50) of the
                                             Participant's after-tax voluntary
                                             Employee contributions, plus:

                                             a. [ ]   N/A.

                                             b. [ ]   an additional
                                                      discretionary percentage,
                                                      to be determined by the
                                                      Employer.

                                    AND, in determining the matching
                                    contribution above, only after-tax voluntary
                                    Employee contributions up to the percentage or dollar amount specified below will be matched:

                                    (select 3. and/or 4. OR 5.)

                                    3. [ ]   _____% of a Participant's
                                             Compensation.

                                    4. [ ]   $____.

                                    5. [ ]   a discretionary percentage of a
                                             Participant's Compensation or a
                                             discretionary dollar amount to be
                                             determined by the Employer each
                                             Plan Year on a uniform basis to all
                                             Participants.

                           b. [ ] The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant's after-tax voluntary Employee contributions.

                           c. [ ]   The Employer will make matching
                                    contributions equal to the sum of:

  After-tax Voluntary Employee
        Contributions and
Participant Matched Contributions   Percentage Match           Limit
---------------------------------   ----------------           -----
Over 1 % up to 2% of Compensation              _____%  up to    ____
Over 2% up to 3% of Compensation               _____%  up to    ____
Over 3% up to 4% of Compensation               _____%  up to    ____
Over 4% up to 5% of Compensation               _____%  up to    ____
Over 5% up to 6% of Compensation               _____%  up to    ____
Over 6% up to 7% of Compensation               _____%  up to    ____
Over 7% up to 8% of Compensation               _____%  up to    ____
Over 8% up to 9% of Compensation               _____%  up to    ____
Over 9% up to 10% of Compensation              _____%  up to    ____
Over 10% of Compensation                       _____%  up to    ____

                           PERIOD OF DETERMINING MATCHING CONTRIBUTIONS
                           Matching contributions will be determined based on after-tax voluntary Employee contributions made during the following pay period (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):

                           d. [ ]   the entire Plan Year (must elect if
                                    Participant is required to be actively
                                    employed on last day of Plan Year to receive matching contributions).

                           e. [ ]   each payroll period.

                           f. [ ]   all payroll periods ending within each
                                    month.

                           g. [ ] all payroll periods ending with or within the Plan Year quarter.

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                                       21

FL 8618.001                          NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

                           THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any Plan Year will not exceed:

                           h. [ ]   N/A, no dollar limit is imposed.

                           i. [ ] $ ______.

                           MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:

                           j. [ ]   all Participants.

                           k. [ ]   only eligible Non-Highly Compensated
                                    Employees.

4.       LIFE INSURANCE (Plan Section 7.1)

         a. [ ]   Life insurance may not be purchased.

         b. [X]   Life insurance may be purchased.

5. FORFEITURE RESTORATION (Plan Section 4.3(d)) A reinstated Participant must repay the full amount distributed to him attributable to Employer contributions (excluding Employee deferrals) at termination of employment prior to restoration of any forfeited nonvested account balance:

         a. [ ]   Yes.

         b. [X]   No.

         c. [ ]   Not applicable ((100%) vesting or no Employer contributions).

6.       HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)

         TOP-PAID GROUP ELECTION. Will the top-paid group election be made? (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)

         a. [ ]   Yes, for the Plan Year beginning in:___ .

         b. [X]   No, for the Plan Year beginning in: 2002.

         CALENDAR YEAR DATA ELECTION. Will the calendar year data election be used? (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)

         c. [X]   Yes, for the Plan Year beginning in: 2002 .

         d. [ ]   No, for the Plan Year beginning in:___.

M.       GUST TRANSITION RULES

         The following questions only apply if this is a GUST restatement (i.e., Section B2e. is selected). If this is not a GUST restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

1.       COMPENSATION
         The family aggregation rules of Code Section 401(a)(l7) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective as of:

         a. [X]   The first day of the first Plan Year beginning after 1996.

         b. [ ] ____(may not be prior to the first day of the first Plan Year beginning in 1997 and may not be later than the first day of the Plan Year following the Plan Year in which this GUST restatement is adopted).
         NOTE: If family aggregation continued to apply after 1996, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

2.       LIMITATION ON ALLOCATIONS AND TOP HEAVY RULES

         If any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, then the limitations of Code Section 4l5(e) do not apply to this Plan effective with respect to Limitation Years beginning on or after:

         a. [X] N/A. The Employer does not maintain, and has never maintained, a qualified defined benefit plan OR the provisions of Code
                  Section 415(e) have already been removed from this Plan.

         b. [ ] ______(may not be prior to the first Limitation Year beginning in 2000 and may not be later than the first Limitation Year beginning after the Limitation Year in which this GUST restatement is adopted).

         NOTE: If the Code Section 415(e) limits continued to apply to Limitation Years beginning after 1999, the Plan is not a safe harbor plan for Code Section 40l(a)(4) purposes.

(C) 2002 MassMutual Life Insurance Company

FL 8618.001                          NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

         AND, if b. is selected with a date that is later than the effective date of this GUST restatement, then with respect to the Limitation Year in which this restatement is adopted, if any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, specify the method under which the plans involved will provide top-heavy minimum benefits for Non-Key Employees and will satisfy the limitations of Code Section 415(e) in a manner that precludes Employer discretion:

         c. [ ] N/A. The effective date of the GUST restatement is the date the provisions of Code Section 415(e) no longer apply to this Plan.

         d. [ ]   ____

         NOTE: If the Top-Heavy minimum benefit is only provided in one plan and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

3.       INVOLUNTARY DISTRIBUTIONS

         If the Plan provides for involuntary distributions (i.e., H3.a. is elected) then the increase in the involuntary amount threshold from $3,500 to $5,000 became effective with respect to distributions made on or after:

         a. [ ] N/A. The plan doesn't provide for involuntary distributions less than $5,000.

         b. [X] August 6, 1997, or if later__________ (leave blank if not applicable).

4.       MINIMUM DISTRIBUTIONS

         The proposed Code Section 401(a)(9) Regulations issued in January 2001 apply with respect to distributions under the Plan made on or after January 1, 2001, unless a later date is specified below:

         a. [X]   N/A.

         b. [ ] ____(may be any date in 2001 or the first day of any calendar year after 2001).

         AND, if b. is selected, for years prior to the date specified above, life expectancies for minimum distributions required pursuant to Code
         Section 401(a)(9) shall...

         c. [ ]   be recalculated at the Participant's election.

         d. [ ]   be recalculated.

         e. [ ]   not be recalculated.

5.       NONDISCRIMINATION TESTING ELECTIONS.

         a. Top-Paid Group Elections - The top-paid group election for determining Highly Compensated Employees was made for Plan Year beginning in:

                  [X]  1997  [X]  1998  [X]  1999  [X]  2000  [X]  Other  2001

         b. Calendar Year Data Election - The calendar year data election for determining Highly Compensated Employees for non-calendar Plan Years made for Plan Years beginning in:

                  [ ]  1997  [ ]  1998  [ ]  1999  [ ]  2000  [ ]  Other__

         c. Prior Year ADP Testing Election - The prior year testing election for the ADP test was made for Plan Years beginning in:

                  [X]  1997  [X]  1998  [X]  1999  [X]  2000  [X]  Other  2001

         d. Current Year ADP Testing Election - The current year testing election for the ADP test was made for Plan Years beginning in:

                  [ ]  1997  [ ]  1998  [ ]  1999  [ ]  2000  [ ]  Other__

         e. Prior Year ACP Testing Election - The prior year testing election for the ACP test was made for Plan Years beginning in:

                  [X]  1997  [X]  1998  [X]  1999  [X]  2000  [X]  Other  2001

         f. Current Year ACP Testing Election - The current year testing election for the ACP test was made for the Plan Year beginning in:

                  [ ]  1997  [ ]  1998  [ ]  1999  [ ]  2000  [ ]  Other__

(C) 2002 MassMutual Life Insurance Company

FL 8618.001                          NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

This Adoption Agreement can only be utilized by plan sponsors who invest in a MassMutual product. If the Plan no longer invests assets in a MassMutual product, this copywritten plan document is no longer valid with respect to such Plan.

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 1.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with Basic Plan Document #03. This Adoption Agreement and the Basic Plan Document shall together be known as MassMutual Flexinvest(R) Prototype Non-Standardized 401(k) Profit Sharing Plan #03-003.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors. The Employer shall rely on independent tax counsel to the extent deemed necessary to complete this document.

MassMutual will notify the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by MassMutual or its authorized representative. Furthermore, in order to be eligible to receive such notification, the adopting Employer agrees to notify MassMutual of any change in address.

This Plan may not be used and shall not be deemed to be a Prototype Plan, unless an authorized representative of MassMutual has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

MassMutual

By: /s/ LORI A. BLAUCHEMIN
    ----------------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write:

Name:     MassMutual Retirement Services Compliance Department

Address:  1295 State Street
          Springfield, Massachusetts 01111-0001

Telephone:(413)788-8411

(C) 2002 MassMutual Life Insurance Company

FL 8618.001                          NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

The following Employers have adopted PrimeEnergy Corporation Employees 401(k) Savings Plan as Participating Employers:

/s/ Virginia Crowe Forese
--------------------------
Signature

PERSONNEL MANAGER
Print Name & Title

EOWS Midland Company
EIN#: 06-1603694
Type of Entity: Corporation

/s/ Virginia Crowe Forese
--------------------------
Signature

PERSONNEL MANAGER
Print Name & Title

Eastern Oil Well Service Company
EIN #: 06-1313613
Type of Entity: Corporation

/s/ Virginia Crowe Forese
--------------------------
Signature

PERSONNEL MANAGER
Print Name & Title

Prime Operating Company
EIN #: 76-0355677
Type of Entity: Corporation:

/s/ Virginia Crowe Forese
--------------------------
Signature

PERSONNEL MANAGER
Print Name & Title

Southwest Oilfield Construction Company
EIN #: 73-1411394
Type of Entity: Corporation

/s/ Virginia Crowe Forese
--------------------------
Signature

PERSONNEL MANAGER
Print Name & Title

PrimeEnergy Management Corporation
EIN #: 13-2929065
Type of Entity: Corporation

(C) 2002 MassMutual Life Insurance Company

FL 8618.001                          NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

The Employer and Trustee hereby cause this Plan to be executed on August 1, 2003. Furthermore, this Plan may not be used unless acknowledged by MassMutual Life Insurance Company or its authorized representative.

EMPLOYER: PRIMEENERGY CORPORATION

By: /s/ Virgina Crowe Forese
    --------------------------

    Personnel manager
    Printed Name and Title

The signature of the Trustee (if applicable) appears on a separate trust agreement attached to the Plan.

 (C) 2002 MassMutual Life Insurance Company

                                     EGTRRA
                                AMENDMENT TO THE

             PRIMEENERGY CORPORATION EMPLOYEES 401(K) SAVINGS PLAN

EGTRRA - EMPLOYER

                               ARTICLE I
                               PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001. If this amendment is effective prior to the effective date of the GUST Prototype Plan Document, this amendment will be deemed to be incorporated into the GUST Prototype Plan Document as if it was adopted as of the effective date of the GUST Prototype Plan Document.

1.2 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

         THE QUESTIONS IN THIS ARTICLE II ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED.

         UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE II, THE FOLLOWING DEFAULTS APPLY:

         1) THE VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS WILL BE A 6 YEAR GRADED SCHEDULE (IF THE PLAN CURRENTLY HAS A GRADED SCHEDULE THAT DOES NOT SATISFY EGTRRA) OR A 3 YEAR CLIFF SCHEDULE (IF THE PLAN CURRENTLY HAS A CLIFF SCHEDULE THAT DOES NOT SATISFY EGTRRA), AND SUCH SCHEDULE WILL APPLY TO ALL MATCHING CONTRIBUTIONS (EVEN THOSE MADE PRIOR TO 2002).

         2) ROLLOVERS ARE AUTOMATICALLY EXCLUDED IN DETERMINING WHETHER THE $5,000 THRESHOLD HAS BEEN EXCEEDED FOR AUTOMATIC CASH-OUTS (IF THE PLAN PROVIDES FOR AUTOMATIC CASH-OUTS). THIS IS APPLIED TO ALL PARTICIPANTS REGARDLESS OF WHEN THE DISTRIBUTABLE EVENT OCCURRED.

         3) THE SUSPENSION PERIOD AFTER A HARDSHIP DISTRIBUTION IS MADE WILL BE 6 MONTHS AND THIS WILL ONLY APPLY TO HARDSHIP DISTRIBUTIONS MADE AFTER 2001.

         4)       CATCH-UP CONTRIBUTIONS WILL BE ALLOWED.

2.1      VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS

         If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA. then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001. the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

         If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service        Nonforfeitable percentage
          2                                 20%
          3                                 40%
          4                                 60%
          5                                 80%
          6                                100%

         If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

EGTRRA - EMPLOYER

         In lieu of the above vesting schedule, the employer elects the following schedule:
         a.       [ ]      3 year cliff (a participant's accrued benefit derived
                           from employer matching contributions shall
                           be nonforfeitable upon the participant's completion
                           of three years of vesting service).
         b.       [ ]      6 year graded schedule (20% after 2 years of vesting
                           service and an additional 20% for each year
                           thereafter).
         c.       [ ]      Other (must be at least as liberal as a. or the b.
                           above):

Years of vesting service       Nonforfeitable percentage
   __________________                 _________%
   __________________                 _________%
   __________________                 _________%
   __________________                 _________%
   __________________                 _________%

         The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December
         31. 2001, and, unless the option below is elected, shall apply to ALL matching contributions subject to a vesting schedule.
         d.       [ ]      The vesting schedule will only apply to matching
                           contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2 EXCLUSION OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS. If the plan includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
         a.       [X]      Rollover contributions will not be excluded.
         b.       [ ]      Rollover contributions will be excluded only with
                           respect to distributions made after _____. (Enter a
                           date no earlier than December 31, 2001.)
         c.       [ ]      Rollover contributions will only be excluded with
                           respect to participants who separated from service after _____. (Enter a date. The date may be earlier than December 31, 2001.)

2.3 SUSPENSION PERIOD OF HARDSHIP DISTRIBUTIONS. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.
                  [X] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4 CATCH-UP CONTRIBUTIONS (FOR 401(k) PROFIT SHARING PLANS ONLY): The plan permits catch-up contributions (Article VI) unless the option below is elected.
                  [ ] The plan does not permit catch-up contributions to be made.

                                   ARTICLE III
                       VESTING OF MATCHING CONTRIBUTIONS

3.1 Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001. with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2 Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

                                   ARTICLE IV
                             INVOLUNTARY CASH-OUTS

4.1 Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
         Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

EGTRRA - EMPLOYER

4.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                    ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1 Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3). 401(k)(11), 401 (k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                   ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B)of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period).

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

                                   ARTICLE IX
             LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1 Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

EGTRRA - EMPLOYER

9.2 Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

         a.       $40,000, as adjusted for increases in the cost-of-living under
                  Section 415(d) of the Code, or

         b. 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

         The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2)of the Code) which is otherwise treated as an annual addition.

                                    ARTICLE X
                        MODIFICATION OF TOP-HEAVY RULES

10.1 Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2     Determination of top-heavy status.

10.2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $ 150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

         a. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         b. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3     Minimum benefits.

10.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2 Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching

EGTRRA - EMPLOYER

         contributions with respect to which the requirements of Section 401
         (m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                   ARTICLE XI
                                DIRECT ROLLOVERS

11.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or
         (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                   ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                  ARTICLE XIII
                          REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                   ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1 Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under
         Article VI of this amendment and Section 414(v) of the Code, if applicable.

                                   ARTICLE XV
                          SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

EGTRRA - EMPLOYER

                                   ARTICLE XVI
                   DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1 Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

This amendment has been executed this 1st day of August, 2003.

Name of Employer: PrimeEnergy Corporation

By: Virginia Crowe Forese
    ---------------------
          EMPLOYER

Name of Plan: PrimeEnergy Corporation Employees 401(k) Savings Plan

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                  MASSMUTUAL RETIREMENT SERVICES FLEXINVEST(R)
                       DEFINED CONTRIBUTION PROTOTYPE PLAN

                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                               TABLE OF CONTENTS

                                                 ARTICLE I
                                                DEFINITIONS

                                                ARTICLE II
                                              ADMINISTRATION

2.1      POWERS AND RESPONSIBILITIES OF THE EMPLOYER..............................................     12
2.2      DESIGNATION OF ADMINISTRATIVE AUTHORITY..................................................     13
2.3      ALLOCATION AND DELEGATION OF RESPONSIBILITIES............................................     13
2.4      POWERS AND DUTIES OF THE ADMINISTRATOR...................................................     13
2.5      RECORDS AND REPORTS......................................................................     14
2.6      APPOINTMENT OF ADVISERS..................................................................     14
2.7      INFORMATION FROM EMPLOYER................................................................     14
2.8      PAYMENT OF EXPENSES......................................................................     15
2.9      MAJORITY ACTIONS.........................................................................     15
2.10     CLAIMS PROCEDURE.........................................................................     15
2.11     CLAIMS REVIEW PROCEDURE..................................................................     15

                                                ARTICLE III
                                                ELIGIBILITY

3.1      CONDITIONS OF ELIGIBILITY................................................................     15
3.2      EFFECTIVE DATE OF PARTICIPATION..........................................................     16
3.3      DETERMINATION OF ELIGIBILITY.............................................................     16
3.4      TERMINATION OF ELIGIBILITY...............................................................     16
3.5      REHIRED EMPLOYEES AND BREAKS IN SERVICE..................................................     16
3.6      ELECTION NOT TO PARTICIPATE..............................................................     17
3.7      CONTROL OF ENTITIES BY OWNER-EMPLOYEE....................................................     17

                                        ARTICLE IV CONTRIBUTION AND
                                                ALLOCATION

4.1      FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION..........................................     17
4.2      TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION...............................................     18
4.3      ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS.....................................     18
4.4      MAXIMUM ANNUAL ADDITIONS.................................................................     22
4.5      ADJUSTMENT FOR EXCESS ANNUAL ADDITIONS...................................................     26
4.6      ROLLOVERS................................................................................     26
4.7      PLAN TO PLAN TRANSFERS FROM QUALIFIED PLANS..............................................     27
4.8      VOLUNTARY EMPLOYEE CONTRIBUTIONS.........................................................     27
4.9      QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS...............................................     28
4.10     DIRECTED INVESTMENT ACCOUNT..............................................................     28
4.11     QUALIFIED MILITARY SERVICE...............................................................     30

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
                                                 ARTICLE V
                                                VALUATIONS

5.1      VALUATION OF THE PLAN FUND...............................................................     30
5.2      METHOD OF VALUATION......................................................................     30

                                                ARTICLE VI
                                DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1      DETERMINATION OF BENEFITS UPON RETIREMENT................................................     30
6.2      DETERMINATION OF BENEFITS UPON DEATH.....................................................     31
6.3      DETERMINATION OF BENEFITS IN EVENT OF DISABILITY.........................................     32
6.4      DETERMINATION OF BENEFITS UPON TERMINATION...............................................     32
6.5      DISTRIBUTION OF BENEFITS.................................................................     33
6.6      DISTRIBUTION OF BENEFITS UPON DEATH......................................................     38
6.7      TIME OF DISTRIBUTION.....................................................................     40
6.8      DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY........................................     40
6.9      LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN...........................................     40
6.10     IN-SERVICE DISTRIBUTION..................................................................     40
6.11     ADVANCE DISTRIBUTION FOR HARDSHIP........................................................     41
6.12     SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS............................................     42
6.13     QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION..........................................     42
6.14     DIRECT ROLLOVERS.........................................................................     42
6.15     TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN............................................     43
6.16     ELECTIVE TRANSFERS OF BENEFITS TO OTHER PLANS............................................     43

                                                ARTICLE VII
                                         PLAN ADMINISTRATOR DUTIES

7.1      LIFE INSURANCE...........................................................................     44
7.2      LOANS TO PARTICIPANTS....................................................................     45
7.3      MAJORITY ACTIONS.........................................................................     46
7.4      ADMINISTRATOR'S COMPENSATION, EXPENSES AND TAXES.........................................     46
7.5      ANNUAL REPORT OF THE ADMINISTRATOR.......................................................     46
7.6      AUDIT....................................................................................     46
7.7      RESIGNATION, REMOVAL AND SUCCESSION OF ADMINISTRATOR OR TRUSTEE..........................     47
7.8      TRANSFER OF INTEREST.....................................................................     47
7.9      ADMINISTRATOR AND TRUSTEE INDEMNIFICATION................................................     47
7.10     EMPLOYER SECURITIES AND REAL PROPERTY....................................................     47
7.11     COLLECTIVE INVESTMENT FUND...............................................................     48

                                               ARTICLE VIII
                                    AMENDMENT, TERMINATION AND MERGERS

8.1      AMENDMENT................................................................................     48
8.2      TERMINATION..............................................................................     49
8.3      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS..............................................     49

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                                                ARTICLE IX
                                           TOP-HEAVY PROVISIONS

9.1      TOP-HEAVY PLAN REQUIREMENTS..............................................................     49
9.2      DETERMINATION OF TOP-HEAVY STATUS........................................................     49

                                                 ARTICLE X
                                               MISCELLANEOUS

10.1     EMPLOYER ADOPTIONS.......................................................................     50
10.2     PARTICIPANTS RIGHTS......................................................................     51
10.3     ALIENATION...............................................................................     51
10.4     CONSTRUCTION OF PLAN.....................................................................     51
10.5     GENDER AND NUMBER........................................................................     51
10.6     LEGAL ACTION.............................................................................     51
10.7     PROHIBITION AGAINST DIVERSION OF FUNDS...................................................     52
10.8     EMPLOYER'S, ADMINISTRATOR'S AND TRUSTEE'S PROTECTIVE CLAUSE..............................     52
10.9     INSURER'S PROTECTIVE CLAUSE..............................................................     52
10.10    RECEIPT AND RELEASE FOR PAYMENTS.........................................................     52
10.11    ACTION BY THE EMPLOYER...................................................................     52
10.12    NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY.......................................     52
10.13    HEADINGS.................................................................................     53
10.14    APPROVAL BY INTERNAL REVENUE SERVICE.....................................................     53
10.15    UNIFORMITY...............................................................................     53
10.16    PAYMENT OF BENEFITS......................................................................     53
10.17    BONDING..................................................................................     53

                                                ARTICLE XI
                                          PARTICIPATING EMPLOYERS

11.1     ELECTION TO BECOME A PARTICIPATING EMPLOYER..............................................     53
11.2     REQUIREMENTS OF PARTICIPATING EMPLOYERS..................................................     54
11.3     DESIGNATION OF AGENT.....................................................................     54
11.4     EMPLOYEE TRANSFERS.......................................................................     54
11.5     PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES....................................     54
11.6     AMENDMENT................................................................................     54
11.7     DISCONTINUANCE OF PARTICIPATION..........................................................     54
11.8     ADMINISTRATOR'S AUTHORITY................................................................     54

                                                ARTICLE XII
                                        CASH OR DEFERRED PROVISIONS

12.1     FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION..........................................     55
12.2     PARTICIPANT'S SALARY REDUCTION ELECTION..................................................     55
12.3     ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS.....................................     57
12.4     ACTUAL DEFERRAL PERCENTAGE TESTS.........................................................     59
12.5     ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS...........................................     60
12.6     ACTUAL CONTRIBUTION PERCENTAGE TESTS.....................................................     63

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

12.7     ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS.......................................     65
12.8     SAFE HARBOR PROVISIONS...................................................................     67
12.9     ADVANCE DISTRIBUTION FOR HARDSHIP........................................................     69

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                                    ARTICLE I
                                  DEFINITIONS

         As used in this Plan, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context:

         1.1 "ACP" means the "Actual Contribution Percentage" determined pursuant to Section 12.6(e).

         1.2 "ACT" means the Employee Retirement Income Security Act of 1974 ("ERISA"), as it may be amended from time to time.

         1.3 "ADP" means the "Actual Deferral Percentage" determined pursuant to Section 12.4(e).

         1.4 "ADMINISTRATOR" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

         1.5 "ADOPTION AGREEMENT" means the separate agreement which is executed by the Employer and sets forth the elective provisions of this Plan and Trust as specified by the Employer.

         1.6 "AFFILIATED EMPLOYER" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

         1.7 "ANNIVERSARY DATE" means the first day of each Plan Year as defined in Section B.3 of the Adoption Agreement.

         1.8 "ANNUITY STARTING DATE" means, with respect to any Participant, the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Participant to such benefit.

         1.9 "BENEFICIARY" means the person (or entity) to whom all or a portion of a deceased Participant's interest in the Plan is payable, subject to the restrictions of Sections 6.2 and 6.6.

         1.10     "CODE" means the Internal Revenue Code of 1986, as amended.

         1.11 "COMPENSATION" with respect to any Participant means one of the following as elected in Section F of the Adoption Agreement:

                           (a) Information required to be reported under Code Sections 6041, 6051 and 6052 (WAGES, TIPS AND OTHER COMPENSATION AS REPORTED ON FORM W-2). Compensation means wages, within the meaning of Code Section 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 604l(d), 6051(a)(3) and 6052.
                                    Compensation must be determined without
                                    regard to any rules under Code Section 3401
                                    (a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

                           (b) CODE SECTION 3401 (a) WAGES. Compensation means an Employee's wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401 (a)(2)).

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                           (c) 415 SAFE-HARBOR COMPENSATION. Compensation means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c))), and excluding the following:

                  (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excludable from the Employee's gross income, or any distributions from a plan of deferred compensation;

                  (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

                  However, Compensation for any Self-Employed Individual shall be equal to Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as otherwise provided in this Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

                  Notwithstanding the above, if elected in Section F of the Adoption Agreement, Compensation shall include all of the following types of elective contributions and all of the following types of deferred compensation:

                  (a) Elective contributions that are made by the Employer on behalf of a Participant that are not includible in gross income under Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b), and for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4);

                  (b) Compensation deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

                  (c) Employee contributions (under governmental plans) described in Code Section 414(h)(2) that are picked up by the employing unit and thus are treated as Employer contributions.

                  For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

                  For Plan Years beginning on or after January 1, 1994, Compensation in excess of $150,000 (or such other amount provided in the Code) shall be disregarded for all purposes other than for purposes of salary deferral elections. Such amount shall be adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the $150,000 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

                  If Compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000. In

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000.

                  Notwithstanding the foregoing, the family member aggregation rules of Code Sections 401(a)(17) and 414(q)(6) as in effect prior to the enactment of the Small Business Job Protection Act of 1996 shall not apply to this Plan effective with respect to Plan Years beginning after December 31, 1996.

                  If Section F.l.f. of the Adoption Agreement is elected and, the Employer elects to exclude a class of Employees from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a determination period shall only include Compensation while the Employee is an Eligible Employee.

                  If, in connection with the adoption of any amendment, the definition of Compensation has been modified, then, except as otherwise provided herein, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, Compensation means compensation determined pursuant to the terms of the Plan then in effect.

         1.12 "CONTRACT" OR "POLICY" means any life insurance policy, retirement income policy, or annuity contract (group or individual) issued by the Insurer. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

         1.13 "DESIGNATED INVESTMENT ALTERNATIVE" means a specific investment identified by name by the Employer (or such other Fiduciary who has been given the authority to select investment options) as an available investment under the Plan to which Plan assets may be invested by the Trustee or Administrator pursuant to the investment direction of a Participant.

         1.14 "DIRECTED INVESTMENT OPTION" means a Designated Investment Alternative and any other investment permitted by the Plan and the Participant Direction Procedures to which Plan assets may be invested pursuant to the investment direction of a Participant.

         1.15 "EARLY RETIREMENT DATE" means the date specified in the Adoption Agreement on which a Participant or Former Participant has satisfied the requirements specified in the Adoption Agreement (Early Retirement Age). A Participant shall become fully Vested upon satisfying such requirements if the Participant is still employed at the Early Retirement Age.

         1.16 "EARNED INCOME" means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions made by the Employer to a qualified plan to the extent deductible under Code Section 404. In addition, net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f), for taxable years beginning after December 31,1989.

         1.17 "ELECTIVE DEFERRALS" means the Employer's contributions to the Plan that are made pursuant to a Participant's deferral election pursuant to
Section 12.2, excluding any such amounts distributed as "excess annual additions" pursuant to Section 4.5. Elective Deferrals shall be subject to the requirements of Sections 12.2(b) and 12.2(c) and shall, except as otherwise provided herein, be required to satisfy the nondiscrimination requirements of Regulation 1.401 (k)-l (b)(2), the provisions of which are specifically incorporated herein by reference.

         1.18 "ELIGIBLE EMPLOYEE" means any Eligible Employee as elected in Section C of the Adoption Agreement and as provided herein. With respect to a non-standardized Adoption Agreement, an individual shall not be an "Eligible Employee" if such individual is not reported on the payroll records of the Employer as a common law employee. In particular, it is expressly intended that individuals not treated as common law employees by the Employer on its payroll records are not "Eligible Employees" and are excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees and not independent contractors. Furthermore, with respect to a non-standardized Adoption Agreement, Employees of an Affiliated Employer will not be treated as "Eligible Employees" prior to the date the Affiliated Employer adopts the Plan as a Participating Employer.

                  Except as otherwise provided in this paragraph, if the Employer does not elect in Section C of the Adoption Agreement to include Employees who became Employees as the result of a "Code Section 410(b)(6)(C) transaction," then such Employees will only be "Eligible Employees" after the expiration of the transition period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A "Code Section 410(b)(6)(C) transaction" is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business that is subject to the special rules set forth in Code Section 410(b)(6)(C). However, regardless of any election made in the Adoption Agreement, if a separate entity becomes an Affiliate Employer as the result of a "Code Section 410(b)(6)(C) transaction," then Employees of such separate entity will not be treated as "Eligible Employees" prior to the date the entity adopts the Plan as a Participating Employer or, with respect to a standardized Adoption Agreement, if earlier, the expiration of the transition period set forth above.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  If, in Section C of the Adoption Agreement, the Employer elects to exclude union employees, then Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining and if two percent (2%) or less of the Employees covered pursuant to that agreement are professionals as defined in Regulation 1.410(b)-9, shall not be eligible to participate in this Plan. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

                  If, in Section C of the Adoption Agreement, the Employer elects to exclude non-resident aliens, then Employees who are non-resident aliens (within the meaning of Code Section 7701(b)(l)(B)) who received no earned income (within the meaning of Code Section 911 (d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) shall not be eligible to participate in this Plan.

         1.19 "EMPLOYEE" means any person who is employed by the Employer. The term "Employee" shall also include any person who is an employee of an Affiliated Employer and any Leased Employee deemed to be an Employee as provided in Code Section 414(n) or (o).

         1.20 "EMPLOYER" means the entity specified in Section A of the Adoption Agreement, any successor which shall maintain this Plan and any predecessor which has maintained this Plan. In addition, unless the context means otherwise, the term "Employer" shall include any Participating Employer (as defined in Section 11.1) which shall adopt this Plan.

         1.21 "ENTRY DATE" means the date elected in Section C.4. of the Adoption Agreement on which an Employee commences participation in the Plan after satisfying the eligibility requirements elected in Section C of the Adoption Agreement.

         1.22 "EXCESS AGGREGATE CONTRIBUTIONS" means, with respect to any Plan Year, the excess of:

                  (a) The aggregate "Contribution Percentage Amounts" (as defined in Section 12.6) actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ACP, over

                  (b) The maximum "Contribution Percentage Amounts" permitted by the ACP test in Section 12.6 (determined by reducing contributions made on behalf of Highly Compensated Participants in order of their "Contribution Percentages" beginning with the highest of such percentages).

Such determination shall be made after first taking into account corrections of any Excess Deferrals pursuant to Section 12.2 and then taking into account adjustments of any Excess Contributions pursuant to Section 12.5.

         1.23 "EXCESS ANNUAL ADDITIONS" means the excess of the Participant's "Annual Additions" for the Limitation Year over the "Maximum Permissible Amount.

         1.24 "EXCESS COMPENSATION" means, with respect to a Plan that is integrated with Social Security (permitted disparity), a Participant's Compensation which is in excess of the integration level elected in Section G of the Adoption Agreement.

                  However, if Compensation is based on less than a twelve (12) month determination period, Excess Compensation shall be determined by reducing the integration level by a fraction, the numerator of which is the number of full months in the short period and the denominator of which is twelve (12).

         1.25 "EXCESS CONTRIBUTIONS" means, with respect to any Plan Year, the excess of:

                  (a) The aggregate amount of Employer contributions actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ADP, over

                  (b) The maximum amount of such contributions permitted by the ADP test in Section 12.4 (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios, beginning with the highest of such ratios).

                  In determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferrals previously distributed to such affected Highly Compensated Participant for the Participant's taxable year ending with or within such Plan Year.

         1.26 "EXCESS DEFERRALS" means, with respect to any taxable year of a Participant, those elective deferrals (within the meaning of Code Section 402(g)) that are includible in the Participant's gross income under Code Section 402(g) to the extent such Participant's elective deferrals for the taxable year exceed the dollar limitation under such Code Section. Excess Deferrals shall be treated as an "Annual Addition" pursuant to Section 4.4 when contributed to the Plan unless distributed to the affected

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

Participant not later than the first April 15th following the close of the Participant's taxable year in which the Excess Deferral was made. Additionally, for purposes of Sections 4.3(f) and 9.2, Excess Deferrals shall continue to be treated as Employer contributions even if distributed pursuant to Section 12.2(e). However, Excess Deferrals of Non-Highly Compensated Participants are not taken into account for purposes of Section 12.4.

         1.27 "FIDUCIARY" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

         1.28     "FISCAL YEAR" means the Employer's tax accounting year.

         1.29 "FLEXINVEST MULTIPLE EMPLOYER PLAN FOR FORMER EMPLOYEES" means the multiple employer plan sponsored by Massachusetts Mutual Life Insurance Company ("MassMutual") in which the Employer may agree to participate pursuant to executing a Participating Employer Agreement with MassMutual.

         1.30 "FORFEITURE" means, with respect to a Former Participant who has severed employment, that portion of the Participant's Account that is not Vested.

                  (a) The last day of the Plan Year in which a Former Participant who has severed employment with the Employer incurs five
         (5) consecutive 1-Year Breaks in Service, or

                  (b) The distribution of the entire Vested portion of the Participant's Account of a Former Participant who has severed employment with the Employer. For purposes of this provision, if the Former Participant has a Vested benefit of zero, then such Former Participant shall be deemed to have received a distribution of such Vested benefit as of the year in which the severance of employment occurs.

         1.31 "FORMER PARTICIPANT" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

         1.32 "414(s) COMPENSATION" means any definition of compensation that satisfies the nondiscrimination requirements of Code Section 414(s) and the Regulations thereunder. The period for determining 414(s) Compensation must be either the Plan Year or the calendar year ending with or within the Plan Year. An Employer may further limit the period taken into account to that part of the Plan Year or calendar year in which an Employee was a Participant in the component of the Plan being tested. The period used to determine 414(s) Compensation must be applied uniformly to all Participants for the Plan Year.

         1.33 "415 COMPENSATION" means, with respect to any Participant, such Participant's (a) Wages, tips and other compensation on Form W-2, (b)
Section 3401 (a) wages or (c) 415 safe-harbor compensation as elected in the Adoption Agreement for purposes of Compensation. 415 Compensation shall be based on the full Limitation Year regardless of when participation in the Plan commences. Furthermore, regardless of any election made in Section F of the Adoption Agreement, with respect to Limitation Years beginning after December 31,1997,415 Compensation shall include any elective deferral (as defined in Code
Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Section 125, 457, and, for Limitation Years beginning on or after January 1,2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4). For Limitation Years beginning prior to January 1, 1998, 415 Compensation shall exclude such amounts.

                  Except as otherwise provided herein, if, in connection with the adoption of any amendment, the definition of 415 Compensation has been modified, then for Plan Years prior to the Plan Year which includes the adoption date of such amendment, 415 Compensation means compensation determined pursuant to the terms of the Plan then in effect.

         1.34 "HIGHLY COMPENSATED EMPLOYEE" means, effective for Plan Years beginning after December 31,1996, an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means any Employee who:

                  (a) was a "five percent (5%) owner" as defined in Section 1.37(c) at any time during the "determination year" or the "look-back year"; or

                  (b) for the "look-back year" had 415 Compensation from the Employer in excess of $80,000 and, if elected in Section L of the Adoption Agreement, was in the Top-Paid Group for the "look-back year." The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

                  The "determination year" means the Plan Year for which testing is being performed and the "look-back year" means the immediately preceding twelve (12) month period. However, if the calendar year data election is made in Section L of

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

the Adoption Agreement, for purposes of (b) above, the "look-back year" shall be the calendar year beginning within the twelve (12) month period immediately preceding the "determination year." Notwithstanding the preceding sentence, if the calendar year data election is effective with respect to a Plan Year beginning in 1997, then for such Plan Year the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed.

                  A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that "determination year," in accordance with Regulation 1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance).

                  In determining whether an employee is a Highly Compensated Employee for a Plan Year beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

                  For purposes of this Section, for Plan Years beginning prior to January 1, 1998, the determination of 415 Compensation shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(l)(B) and, for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4), and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b).

                  In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 91 l(d)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans.

         1.35 "HIGHLY COMPENSATED PARTICIPANT" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

         1.36 "HOUR OF SERVICE" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, incapacity (including disability), jury duty, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor regulation 2530.200b-2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

                  Notwithstanding (2) above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Furthermore, for purposes of (2) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a Plan Fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the Plan Fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code Section 414(n) or 414(o) and the Regulations thereunder. Furthermore, the provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

                  Hours of Service will be determined on the basis of the method elected in Section D of the Adoption Agreement.

         1.37 "INSURER" means Massachusetts Life Insurance Company or MML Pension Insurance Company, or any other legal reserve insurance company which shall issue one or more Contracts or Policies under the Plan. The Insurer's liability shall be limited to the terms of the issued Contract and Policies.

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         1.38     "INVESTMENT MANAGER" means a Fiduciary as described in Act
Section 3(38).

         1.39 "JOINT AND SURVIVOR ANNUITY" means an annuity for the life of a Participant with a survivor annuity for the life of the Participant's spouse which is not less than fifty percent (50%), nor more than one-hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse which can be purchased with the Participant's Vested interest in the Plan reduced by any outstanding loan balances pursuant to Section 7.6.

         1.40 "KEY EMPLOYEE" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of such Employee's or former Employee's Beneficiaries) is considered a Key Employee if, the individual at any time during the Plan Year that contains the "Determination Date" (as defined in Section 9.2(c)) or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                  (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual 415 Compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(l)(A) for any such Plan Year;

                  (b) one of the ten Employees having annual 415 Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(l)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent (1/2%) interest and the largest interests in the Employer;

                  (c) a "five percent (5%) owner" of the Employer. "Five percent (5%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the value of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer; and

                  (d) a "one percent (1%) owner" of the Employer having annual 415 Compensation from the Employer of more than $ 150,000. "One percent (1 %) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1 %) of the value of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

                  In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. In determining whether an individual has 415 Compensation of more than $I50,000,415 Compensation from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account. Furthermore, for purposes of this Section, for Plan Years beginning prior to January 1, 1998, the determination of 415 Compensation shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125,402(e)(3), 402(h)(l )(B) and, for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4), and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b).

         1.41 "LATE RETIREMENT DATE" means the date of a Participant's actual retirement after having reached the Normal Retirement Date.

         1.42 "LEASED EMPLOYEE" means, effective with respect to Plan Years beginning on or after January 1, 1997, any person (other than an Employee of the recipient Employer) who, pursuant to an agreement between the recipient Employer and any other person or entity ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include Compensation from the leasing organization that is attributable to services performed for the recipient Employer.

                  A Leased Employee shall not be considered an employee of the recipient Employer if: (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but for Plan Years beginning prior to January 1, 1998, including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b), or for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4), (2) immediate participation, and (3) full and immediate vesting; and (b) leased employees do not constitute more than twenty percent (20%) of the recipient Employer's nonhighly compensated workforce.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         1.43 "LIMITATION YEAR" means the determination period used to determine Compensation. However, the Employer may elect a different Limitation Year in the Adoption Agreement or by adopting a written resolution to such effect. All qualified plans maintained by the Employer must use the same Limitation Year. Furthermore, unless there is a change to a new Limitation Year, the Limitation Year will be a twelve (12) consecutive month period. In the case of an initial Limitation Year, the Limitation Year will be the twelve (12) consecutive month period ending on the last day of the period specified in the Adoption Agreement (or written resolution). If the Limitation Year is amended to a different twelve (12) consecutive month period, the new "Limitation Year" must begin on a date within the "Limitation Year" in which the amendment is made.

         1.44 "NET PROFIT" means, with respect to any Fiscal Year, the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan and any other qualified plan.

         1.45 "NON-ELECTIVE CONTRIBUTION" means the Employer's contributions to the Plan other than Elective Deferrals, any Qualified Non-Elective Contributions and any Qualified Matching Contributions. Employer matching contributions which are not Qualified Matching Contributions shall be considered a Non-Elective Contribution for purposes of the Plan.

         1.46 "NON-HIGHLY COMPENSATED PARTICIPANT" means any Participant who is not a Highly Compensated Employee. However, if pursuant to Sections 12.4 or
12.6 the prior year testing method is used to calculate the ADP or the ACP, a Non-Highly Compensated Participant shall be determined using the definition of Highly Compensated Employee in effect for the preceding Plan Year.

         1.47 "NON-KEY EMPLOYEE" means any Employee or former Employee (and such Employee's or former Employee's Beneficiaries) who is not, and has never been, a Key Employee.

         1.48 "NORMAL RETIREMENT AGE" means the age elected in the Adoption Agreement at which time a Participant's Account shall be nonforfeitable (if the Participant is employed by the Employer on or after that date).

         1.49 "NORMAL RETIREMENT DATE" means the date a Participant attains Normal Retirement Age as elected in Section E.5 of the Adoption Agreement.

         1.50 "1-YEAR BREAK IN SERVICE" means, if the Hour of Service Method is elected in the Adoption Agreement, the applicable computation period during which an Employee or former Employee has not completed more than 500 Hours of Service. Further, solely for the purpose of determining whether an Employee has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1 -Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed the number of Hours of Service needed to prevent the Employee from incurring a 1-Year Break in Service.

                  "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

                  A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

                  If the Elapsed Time Method is elected in Section D.2 of the Adoption Agreement, a "1-Year Break in Service" means a twelve (12) consecutive month period beginning on the severance from service date or any anniversary thereof and ending on the next succeeding anniversary of such date; provided, however, that the Employee or former Employee does not perform an Hour of Service for the Employer during such twelve (12) consecutive month period.

         1.51 "OWNER-EMPLOYEE" means a sole proprietor who owns the entire interest in the Employer or a partner (or member in the case of a limited liability company treated as a partnership or sole proprietorship for federal income tax purposes) who owns more than ten percent (10%) of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer.

         1.52 "PARTICIPANT" means any Eligible Employee who has satisfied the requirements of Section 3.2, became a member on an Entry Date and has not for any reason become ineligible to participate further in the Plan.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         1.53 "PARTICIPANT DIRECTED ACCOUNT" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedures.

         1.54 "PARTICIPANT DIRECTION PROCEDURES" means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.10 and observed by the Administrator and applied and provided to Participants who have Participant Directed Accounts.

         1.55 "PARTICIPANT'S ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest under the Plan resulting from (a) the Employer's contributions in the case of a Profit Sharing Plan or Money Purchase Plan, and
(b) the Employer's Non-Elective Contributions in the case of a 401 (k) Profit Sharing Plan. Separate accountings shall be maintained with respect to that portion of a Participant's Account attributable to Employer matching, contributions and to Employer discretionary contributions made pursuant to
Section 12.1(a)(3).

         1.56 "PARTICIPANT'S COMBINED ACCOUNT" means the total aggregate amount of a Participant's interest under the Plan resulting from Employer contributions (including Elective Deferrals).

         1.57 "PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan resulting from Elective Deferrals. Amounts in the Participant's Elective Deferral Account are nonforfeitable when made and are subject to the distribution restrictions of
Section 12.2(c).

         1.58 "PARTICIPANT'S MATCHED CONTRIBUTIONS" means any Employee after-tax contributions subject to an Employer matching contribution elected in
Section 1.3 of the Adoption Agreement.

         1.59 "PARTICIPANT'S ROLLOVER ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's interest in the Plan resulting from amounts transferred from another qualified plan or "conduit" Individual Retirement Account in accordance with Section 4.6.

         1.60 "PARTICIPANT'S TRANSFER ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to the total interest in the Plan resulting from amounts transferred to this Plan from a direct plan-to-plan transfer in accordance with Section 4.7.

         1.61 "PERIOD OF SERVICE" means the aggregate of all periods commencing with an Employee's first day of employment or reemployment with the Employer or an Affiliated Employer and ending on the first day of a Period of Severance. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive partial credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

                  Periods of Service with any Affiliated Employer shall be recognized. Furthermore, Periods of Service with any predecessor employer that maintained this Plan shall be recognized. Periods of Service with any other predecessor employer shall be recognized as elected in Section D.1 of the Adoption Agreement.

                  In determining Periods of Service for purposes of vesting under the Plan, Periods of Service will be excluded as elected in Section E.4 of the Adoption Agreement and as specified in Section 3.5.

                  In the event the method of crediting service is amended from the Hour of Service Method to the Elapsed Time Method, an Employee will receive credit for a Period of Service consisting of:

                  (a) A number of years equal to the number of Years of Service credited to the Employee before the computation period during which the amendment occurs; and

                  (b) The greater of (1) the Periods of Service that would be credited to the Employee under the Elapsed Time Method for service during the entire computation period in which the transfer occurs or
         (2) the service taken into account under the Hour of Service Method as of the date of the amendment.

                  In addition, the Employee will receive credit for service subsequent to the amendment commencing on the day after the last day of the computation period in which the transfer occurs.

         1.62 "PERIOD OF SEVERANCE" means a continuous period of time during which an Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve
(12) month anniversary of the date on which the Employee was otherwise first absent from service.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  In the case of an individual who is absent from work for "maternity or paternity" reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a one year Period of Severance. For purposes of this paragraph, an absence from work for "maternity or paternity" reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         1.63 "PLAN" means this instrument (hereinafter referred to as the MassMutual Flexinvest(R) Plan Document [#01] and the Adoption Agreement as adopted by the Employer, including all amendments thereto and any addendum which is specifically permitted pursuant to the terms of the Plan.

         1.64 "PLAN FUND" means the assets of the Plan as shall exist from time to time. Not withstanding any provisions to the contrary, if Plan Funds are composed of assets outside of the contract, all references to Administrator shall be replaced with Trustee.

         1.65 "PLAN YEAR" means the Plan's accounting year as specified in Section B.3 of the Adoption Agreement.

         1.66 "PRE-RETIREMENT SURVIVOR ANNUITY" means an immediate annuity for the life of a Participant's spouse, the payments under which must be equal to the benefit which can be provided with the percentage, as specified in the Adoption Agreement, of the Participant's Vested interest in the Plan as of the date of death. If no election is made in Section H.1 of the Adoption Agreement, the percentage shall be equal to fifty percent (50%). Furthermore, if less than one hundred percent (100%) of the Participant's Vested interest in the Plan is used to provide the Pre-Retirement Survivor Annuity, a proportionate share of each of the Participant's accounts shall be used to provide the Pre-Retirement Survivor Annuity.

         1.67 "QUALIFIED MATCHING CONTRIBUTION" means any Employer matching contributions that are made pursuant to Sections 12.1(a)(2) if elected in G.3 of the Adoption Agreement, 12.5 and 12.7.

         1.68 "QUALIFIED MATCHING CONTRIBUTION ACCOUNT" means the account established hereunder to which Qualified Matching Contributions are allocated. Amounts in the Qualified Matching Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(c).

         1.69 "QUALIFIED NON-ELECTIVE CONTRIBUTION" means the Employer's contributions to the Plan that are made pursuant to Sections 12.1(a)(4) if elected in Section G.6 of the Adoption Agreement, 12.5 and 12.7.

         1.70 "QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT" means the account established hereunder to which Qualified Non-Elective Contributions are allocated. Amounts in the Qualified Non-Elective Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of
Section 12.2(c).

         1.71 "QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT" means the account established hereunder to which a Participant's tax deductible qualified voluntary employee contributions made pursuant to Section 4.9 are allocated.

         1.72 "REGULATION" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

         1.73 "RETIRED PARTICIPANT" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         1.74 "RETIREMENT DATE" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, regardless of whether such retirement occurs on a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date (see Section 6.1).

         1.75 "SELF-EMPLOYED INDIVIDUAL" means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, and, also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

         1.76 "SHAREHOLDER-EMPLOYEE" means a Participant who owns (or is deemed to own pursuant to Code Section 318(a)(1)) more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation (S Corporation) under the applicable Code sections relating to Small Business Corporations.

         1.77 "SHORT PLAN YEAR" means, if specified in Section B.3 of the Adoption Agreement, a Plan Year of less than a twelve (12) month period. If there is a Short Plan Year, the following rules shall apply in the administration of this Plan. In determining whether an Employee has completed a Year of Service (or Period of Service if the Elapsed Time Method is used) for benefit accrual purposes in the Short Plan Year, the number of the Hours of Service (or months of service if the Elapsed Time Method is used) required shall be proportionately reduced based on the number of days (or months) in the Short Plan Year. The

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

determination of whether an Employee has completed a Year of Service (or Period of Service) for vesting and eligibility purposes shall be made in accordance with Department of Labor regulation 2530.203-2(c). In addition, if this Plan is integrated with Social Security, then the integration level shall be proportionately reduced based on the number of months in the Short Plan Year.

         1.78 "SPOUSE OR SURVIVING SPOUSE" means the Spouse or Surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

         1.79 "SUPER TOP-HEAVY PLAN" means a plan which would be a Top-Heavy Plan if sixty percent (60%) is replaced with ninety percent (90%) in Section 9.2(a). However, effective as of the first Plan Year beginning after December 31, 1999, no Plan shall be considered a Super Top-Heavy Plan.

         1.80 "TAXABLE WAGE BASE" means, with respect to any Plan Year, the contribution and benefit base under Section 230 of the Social Security Act at the beginning of such Plan Year.

         1.81 "TERMINATED PARTICIPANT" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

         1.82     "TOP-HEAVY PLAN" means a plan described in Section 9.2(a).

         1.83 "TOP-HEAVY PLAN YEAR" means a Plan Year commencing after December 31, 1983, during which the Plan is a Top-Heavy Plan.

         1.84 "TOP-PAID GROUP" shall be determined pursuant to Code Section 414(q) and the Regulations thereunder and generally means the top twenty percent (20%) of Employees who performed services for the Employer during the applicable year, ranked according to the amount of 415 Compensation received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees if required pursuant to Code Section 414(n) or (o). Employees who are non-resident aliens who received no earned income (within the meaning of Code Section 91 l(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Furthermore, for the purpose of determining the number of active Employees in any year, the following additional Employees may also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top-Paid Group:

                  (a)      Employees with less than six (6) months of service;

                  (b) Employees who normally work less than 17 1/2 hours per week;

                  (c) Employees who normally work less than six (6) months during a year; and

                  (d)      Employees who have not yet attained age twenty-one
                           (21).

                  In addition, if ninety percent (90%) or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top-Paid Group.

                  The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code
Section 414(q) definition is applicable. Furthermore, in applying such exclusions, the Employer may substitute any lesser service, hours or age.

         1.85 "TOTAL AND PERMANENT DISABILITY" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. The determination shall be applied uniformly to all Participants.

         1.86 "TRUSTEE" means the person or entity named by the Employer or any successors thereto. The Trustee shall have no responsibility or liability for the maintenance and compliance of the Plan. The provisions of the separate trustee agreement shall govern the Trustee's duties and responsibilities.

         1.87 "VALUATION DATE" means each day the New York Stock Exchange is open for business.

         1.88 "VESTED" means the nonforfeitable portion of any account maintained on behalf of a Participant.

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         1.89     "VOLUNTARY CONTRIBUTION ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan resulting from the Participant's after-tax voluntary Employee contributions made pursuant to Section 4.7.

                  Amounts recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5 shall remain subject to the limitations of Section 12.2. Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to after-tax voluntary Employee contributions made pursuant to Section 4.8.

         1.90 "YEAR OF PARTICIPATION" means a Plan Year in which an Eligible Employee has completed at least 1,000 Hours of Service (or the number of hours elected in Section D.2.a.3.f. of the Adoption Agreement) with the Employer.

         1.91 "YEAR OF SERVICE" means the computation period of twelve (12) consecutive months, herein set forth, and during which an Employee has completed at least 1,000 Hours of Service.

                  For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service (employment commencement date). The initial computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. Unless otherwise elected in Section D.2.a.1 of the Adoption Agreement, the succeeding computation periods shall begin on the anniversary of the Employee's employment commencement date. However, unless otherwise elected in Section D.2.a.1 of the Adoption Agreement, if one (1) Year of Service or less is required as a condition of eligibility, then the computation period after the initial computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, and subsequent computation periods shall be the Plan Year. If there is a shift to the Plan Year, an Employee who is credited with the number of Hours of Service to be credited with a Year of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility to participate.

                  If two (2) Years of Service are required as a condition of eligibility, a Participant will only have completed two (2) Years of Service for eligibility purposes upon completing two (2) consecutive Years of Service without an intervening 1-Year Break-in-Service.

                  For vesting purposes, and all other purposes not specifically addressed in this Section, the computation period shall be the Plan Year. However, if the Elapsed Time Method is elected, the vesting computation period shall be the date an Employee first performs an Hour of Service and each anniversary thereof.

                  In determining Years of Service for purposes of vesting under the Plan, Years of Service will be excluded as elected in Section E.4 of the Adoption Agreement and as specified in Section 3.7.

                  Years of Service and 1 -Year Breaks in Service for eligibility purposes will be measured on the same eligibility computation period. Years of Service and 1 -Year Breaks in Service for vesting purposes will be measured on the same vesting computation period.

                  Years of Service with any Affiliated Employer shall be recognized. Furthermore, Years of Service with any predecessor employer that maintained this Plan shall be recognized. Years of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement.

                  In the event the method of crediting service is amended from the Elapsed Time Method to the Hour of Service Method, an Employee will receive credit for Years of Service equal to:

                  (a) The number of Years of Service equal to the number of 1 -year Periods of Service credited to the Employee as of the date of the amendment; and

                  (b) In the computation period which includes the date of the amendment, a number of Hours of Service (using the Hours of Service equivalency method elected in Section D.2.a.2 of the Adoption Agreement) to any fractional part of a year credited to the Employee under this Section as of the date of the amendment.

                                   ARTICLE II
                                 ADMINISTRATION

2.1      POWERS AND RESPONSIBILITIES OF THE EMPLOYER

                  (a) In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Administrator and Trustee (if applicable) from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the

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         Act. The Employer may appoint counsel, specialists, advisers, agents
         (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

                  (b) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. If the Administrator has discretionary authority, the Employer or its delegate shall communicate such needs and goals to the Administrator, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to the investment of the Plan Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                  (c) The Employer may appoint, at its option, an Investment Manager, investment adviser, or other agent to provide direction to the Administrator with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Administrator and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have the authority to direct the investment.

                  (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.2      DESIGNATION OF ADMINISTRATIVE AUTHORITY

                  The Employer may appoint one or more Administrators. If the Employer does not appoint an Administrator, the Employer will be the Administrator. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering a written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified. Upon the resignation or removal of an Administrator, the Employer may designate in writing a successor to this position. The Insurer shall not be appointed or considered the Administrator of the Plan.

2.3      ALLOCATION AND DELEGATION OF RESPONSIBILITIES

                  If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer of such action and specify the responsibilities of each Administrator. The Administrator thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Administrator a written revocation of such designation.

2.4      POWERS AND DUTIES OF THE ADMINISTRATOR

                  The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

                  The Administrator shall be charged with the duties of the general administration of the Plan and the powers necessary to carry out such duties as set forth under the terms of the Plan, including, but not limited to, the following:

                  (a) the discretion to determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder and to receive benefits under the Plan;

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (b) the authority to review and settle all claims against the Plan, including claims where the settlement amount cannot be calculated or is not calculated in accordance with the Plan's benefit formula. This authority specifically permits the Administrator to settle, in compromise fashion, disputed claims for benefits and any other disputed claims made against the Plan;

                  (c) to compute, certify, and direct the payment of the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                  (d) to authorize all discretionary or otherwise directed disbursements from the Plan Fund;

                  (e) to maintain all necessary records for the administration of the Plan;

                  (f) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan that are consistent with the terms hereof;

                  (g) to determine the size and type of any Contract to be purchased from any Insurer, and to designate the Insurer from which such Contract shall be purchased;

                  (h) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

                  (i) to consult with the Employer regarding the short and long-term liquidity needs of the Plan in order that the Administrator can exercise any investment discretion, in a manner designed to accomplish specific objectives;

                  (j) to prepare and implement a procedure for notifying Participants and Beneficiaries of their rights to elect Joint and Survivor Annuities and Pre-Retirement Survivor Annuities if required by the Plan, Code and Regulations thereunder;

                  (k) to assist Participants regarding their rights, benefits, or elections available under the Plan;

                  (l) to act as the named Fiduciary responsible for communicating with Participants as needed to maintain Plan compliance with Act Section 404(c) (if the Employer intends to comply with Act
         Section 404(c)) including, but not limited to, the receipt and transmission of Participants' directions as to the investment of their accounts under the Plan and the formation of policies, rules, and procedures pursuant to which Participants may give investment instructions with respect to the investment of their accounts; and

                  (m) to determine the validity of, and take appropriate action with respect to, any qualified domestic relations order received by it.

2.5      RECORDS AND REPORTS

                  The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.6      APPOINTMENT OF ADVISERS

                  The Administrator may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and, if applicable, to Plan Participants.

2.7      INFORMATION FROM EMPLOYER

                  The Employer shall supply full and timely information to the Administrator on all pertinent facts as the Administrator may require in order to perform its functions hereunder as may be pertinent to his duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

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2.8      PAYMENT OF EXPENSES

                  All expenses of administration may be paid out of the Plan Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any Named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator in carrying out the instructions of Participants as to the directed investment of their accounts (if permitted) and other specialists and their agents, the costs of any bonds required pursuant to Act Section 412, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Plan Fund.

2.9      MAJORITY ACTIONS

                  Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there is more than one Administrator, then they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.10     CLAIMS PROCEDURE

                  Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the application is filed, or such period as is required by applicable law or Department of Labor regulation. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.11     CLAIMS REVIEW PROCEDURE

                  Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section
2.10 shall be entitled to request the Administrator to give further consideration to the claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes such claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.10. The Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of such claimant's choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing (or prior thereto upon five (5) business days written notice to the Administrator) the claimant or the claimant's representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days of receipt of the appeal (unless there has been an extension of sixty (60) days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. Notwithstanding the preceding, to the extent any of the time periods specified in this Section are amended by law or Department of Labor regulation, then the time frames specified herein shall automatically be changed in accordance with such law or regulation.

                  If the Administrator, pursuant to the claims review procedure, makes a final written determination denying a Participant's or Beneficiary's benefit claim, then in order to preserve the claim, the Participant or Beneficiary must file an action with respect to the denied claim not later than one hundred eighty (180) days following the date of the Administrator's final determination.

                                   ARTICLE III
                                   ELIGIBILITY

3.1      CONDITIONS OF ELIGIBILITY

                  Any Eligible Employee shall be eligible to participate hereunder on the date such Employee has satisfied the conditions of eligibility elected in Section C of the Adoption Agreement.

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3.2      EFFECTIVE DATE OF PARTICIPATION

                  An Eligible Employee who has satisfied the conditions of eligibility pursuant to Section 3.1 shall become a Participant effective as of the Entry Date. If said Employee is not employed on such date, but is reemployed before a 1-Year Break in Service has occurred, then such Employee shall become a Participant on the date of reemployment or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment.

                  Unless specifically provided otherwise in Section C of the Adoption Agreement, an Eligible Employee who satisfies the Plan's eligibility requirement conditions by reason of recognition of service with a predecessor employer will become a Participant as of the day the Plan credits service with a predecessor employer or, if later, the date the Employee would have otherwise entered the Plan had the service with the predecessor employer been service with the Employer.

                  If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise have become a Participant, shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a Participant on the date such Employee becomes an Eligible Employee or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee.

                  If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise become a Participant, shall go from a classification of an Eligible Employee to a noneligible class of Employees, such Employee shall become a Participant in the Plan on the date such Employee again becomes an Eligible Employee, or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee. However, if such Employee incurs a 1-Year Break in Service, eligibility will be determined under the Break in Service rules set forth in
Section 3.5.

3.3      DETERMINATION OF ELIGIBILITY

                  The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.11.

3.4      TERMINATION OF ELIGIBILITY

                  In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in the Plan for each Year of Service (or Period of Service, if the Elapsed Time Method is used) completed while an ineligible Employee, until such time as the Participant's Account is forfeited or distributed pursuant to the terms of the Plan. Additionally, the Former Participant's interest in the Plan shall continue to share in the earnings of the Plan Fund in the same manner as Participants.

3.5      REHIRED EMPLOYEES AND BREAKS IN SERVICE

                  (a) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed by the Employer before a 1-Year Break in Service occurs, the Former Participant shall become a Participant as of the reemployment date.

                  (b) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed after a 1-Year Break in Service has occurred, Years of Service (or Periods of Service if the Elapsed Time Method is being used) shall include Years of Service (or Periods of Service if the Elapsed Time Method is being used) prior to the 1-Year Break in Service subject to the following rules:

                  (1) in the case of a Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions, Years of Service (or Periods of Service) before a period of 1-Year Breaks in Service will not be taken into account if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (A) five (5) or (B) the aggregate number of pre-break Years of Service (or Periods of Service). Such aggregate number of Years of Service (or Periods of Service) will not include any Years of Service (or Periods of Service) disregarded under the preceding sentence by reason of prior 1 -Year Breaks in Service;

                  (2) A Former Participant who has not had Years of Service (or Periods of Service) before a 1-Year Break in Service disregarded pursuant to (1) above, shall participate in the Plan as of the date of reemployment, or if later, as of the date the Former Participant would otherwise enter the Plan pursuant to Sections 3.1 and 3.2 taking into account all service not disregarded.

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                  (c)      After a Former Participant who has severed employment
         with the Employer incurs five (5) consecutive 1-Year Breaks in Service, the Vested portion of such Former Participant's Account attributable to pre-break service shall not be increased as a result of post-break service.

                  (d) If any Participant becomes a Former Participant due to severance of employment with the Employer and is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of the entire Vested interest prior to reemployment, then the forfeited account shall be reinstated only if the Former Participant repays the full amount attributable to Employer contributions (excluding Employee deferrals) which had been distributed unless otherwise elected in Section L5 of the Adoption Agreement. Such repayment must be made before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a severance of employment, the time for repayment may not end earlier than five (5) years after the date of distribution. In the event the Former Participant does repay the full amount distributed, the undistributed forfeited portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date preceding the distribution. The source for such reinstatement may be Forfeitures occurring during the Plan Year. If such source is insufficient, then the Employer will contribute an amount which is sufficient to restore the Participant's Account, provided, however, that if a discretionary contribution is made for such year, such contribution will first be applied to restore any such accounts and the remainder shall be allocated in accordance with the terms of the Plan. If a non-Vested Former Participant was deemed to have received a distribution and such Former Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, then such Participant will be deemed to have repaid the deemed distribution as of the date of reemployment.

3.6      ELECTION NOT TO PARTICIPATE

                  An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be irrevocable and communicated to the Employer, in writing, within a reasonable period of time before the Employee's first becoming eligible under any plan of the Employer.

3.7      CONTROL OF ENTITIES BY OWNER-EMPLOYEE

                  Effective with respect to Plan Years beginning after December 31,1996, if this Plan provides contributions or benefits for one or more Owner-Employees, the contributions on behalf of any Owner-Employee shall be made only with respect to the Earned Income for such Owner-Employee which is derived from the trade or business with respect to which such Plan is established.

                                   ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

4.1      FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

                  (a)      For a Money Purchase Plan:

                  (1) The Employer will make contributions on the following basis. On behalf of each Participant eligible to share in allocations, for each year of such Participant's participation in this Plan, the Employer will contribute the amount elected in Section G.I of the Adoption Agreement. All contributions by the Employer will be made in cash. In the event a funding waiver is obtained, this Plan shall be deemed to be an individually designed plan.

                  (2) Notwithstanding the foregoing, with respect to an Employer which is not a tax-exempt entity, the Employer's contribution for any Fiscal Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the Top-Heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount that is deductible under Code Section 404.

                  (b)      For a Profit Sharing Plan:

                  (1) For each Plan Year, the Employer may (or will in the case of a Prevailing Wage contribution) contribute to the Plan such amount as elected by the Employer in Section G.1 of the Adoption Agreement.

                  (2) Additionally, the Employer will contribute to the Plan the amount necessary, if any, to provide the Top-Heavy minimum allocations, even if it exceeds current or accumulated Net Profit or the amount that is deductible under Code Section 404.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

4.2      TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

                  Unless otherwise provided by contract or law, the Employer may make its contribution to the Plan for a particular Plan Year at such time as the Employer, in its sole discretion, determines. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Administrator the Plan Year for which the Employer is making its contribution.

4.3      ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

                  (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

                  (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution, if any, for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate any contributions as follows:

                  (1) For a Money Purchase Plan (other than a Money Purchase Plan which is integrated by allocation):

                           (i) The Employer's contribution shall be allocated to each Participant's Account in the manner set forth in Section 4.1 herein and as specified in Section G.1 of the Adoption Agreement.

                           (ii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the conditions set forth in Section G.2 of the Adoption Agreement are satisfied, unless a top heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or who is employed on the last day of the Plan Year. Furthermore, with respect to a non-standardized Adoption Agreement, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (2) For an integrated Profit Sharing Plan allocation or a Money Purchase Plan which is integrated by allocation:

                           (i) Except as provided in Section 4.3(f) for Top-Heavy purposes and subject to the "Overall Permitted Disparity Limits," the Employer's contribution shall be allocated to each Participant's Account in a dollar amount equal to 5.7% of the sum of each Participant's Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that each such Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus the total Excess Compensation of all Participants for that year. However, in the case of any Participant who has exceeded the "Cumulative Permitted Disparity Limit," the allocation set forth in this paragraph shall be based on such Participant's Compensation rather than Compensation plus Excess Compensation.

                           Regardless of the preceding, 4.3% shall be substituted for 5.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 5.4% shall be substituted for 5.7% above.

                           (ii) The balance of the Employer's contribution over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that each such Participant's Compensation for the Year bears to the total Compensation of all Participants for such year.

                           (iii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's Contribution for the year if the conditions set forth in Section G of the Adoption Agreement are satisfied, unless a contribution is required pursuant to Section 4.3(f).

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (3) For a Profit Sharing Plan with a non-integrated allocation formula or a Prevailing Wage contribution:

                           (i) The Employer's contribution shall be allocated to each Participant's Account in accordance with the allocation method elected in Section G of the Adoption Agreement.

                           (ii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the conditions set forth in Section G of the Adoption Agreement are satisfied, unless a top heavy contribution is required pursuant to Section 4.3(f).

                  (4)      "Overall Permitted Disparity Limits":

                           "Annual Overall Permitted Disparity Limit":
                           Notwithstanding the preceding paragraphs, if in any Plan Year this Plan "benefits" any Participant who "benefits" under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer that either provides for or imputes permitted disparity (integrates), then such plans will be considered to be one plan and will be considered to comply with the permitted disparity rules if the extent of the permitted disparity of all such plans does not exceed 100%. For purposes of the preceding sentence, the extent of the permitted disparity of a plan is the ratio, expressed as a percentage, which the actual benefits, benefit rate, offset rate, or employer contribution rate, whatever is applicable under the Plan, bears to the limitation under Code Section 401(1) applicable to such Plan.

                           "Cumulative Permitted Disparity Limit": With respect to a Participant who "benefits" or "has benefited" under a defined benefit or target benefit plan of the Employer, effective for Plan Years beginning on or after January 1, 1994, the cumulative permitted disparity limit for the Participant is thirty five
                           (35) total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under the Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer, while such plan either provides for or imputes permitted disparity. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not "benefited" under a defined benefit or target benefit plan which neither provides for nor imputes permitted disparity for any year beginning on or after January 1, 1994, then such Participant has no cumulative disparity limit.

                           For purposes of this Section, "benefiting" means benefiting under the Plan for any Plan Year during which a Participant received or is deemed to receive an allocation in accordance with Regulation 1.410(b)-3(a).

                  (c) Participants' Accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends or interest received on Contracts.

                  (d) On or before each Anniversary Date, any amounts which became Forfeitures since the last Anniversary Date may be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 3.5(d) or used to satisfy any contribution that may be required pursuant to Section 6.9. The remaining Forfeitures, if any, shall be treated in accordance with Section G of the Adoption Agreement. If no election is made in Section G of the Adoption Agreement, any remaining Forfeitures will be used to reduce any future Employer contributions under the Plan. However, if the Plan provides for an integrated allocation, then any remaining Forfeitures will be added to the Employer's contributions under the Plan. Regardless of the preceding sentences, in the event the allocation of Forfeitures provided herein shall cause the "Annual Additions" (as defined in Section 4.4) to any Participant's Account to exceed the amount allowable by the Code, an adjustment shall be made in accordance with Section 4.5. Except, however, a Participant shall only be eligible to share in the allocations of Forfeitures for the year if the conditions set forth in Section G of the Adoption Agreement are satisfied, unless a top heavy contribution is required pursuant to
         Section 4.3(e).

                  (e)      Minimum Allocations Required for Top-Heavy Plan
         Years: Notwithstanding the foregoing, for any Top-Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's 415 Compensation (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this Plan in a "required aggregation group" (as defined in Section 9.2(f)). However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top-Heavy Plan Year is less than three percent (3%) of each Key Employee's 415 Compensation and (ii) this Plan is not required to be included in a "required aggregation group" (as defined in Section 9.2(f)) to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee.

                           If this is an integrated Plan, then for any Top-Heavy Plan Year the Employer's contribution shall be allocated as follows and shall still be required to satisfy the other provisions of this subsection:

                  (1) An amount equal to three percent (3%) multiplied by each Participant's Compensation for the Plan Year shall be allocated to each Participant's Account. If the Employer does not contribute such amount for all Participants, the amount shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

                  (2) The balance of the Employer's contribution over the amount allocated under subparagraph (1) hereof shall be allocated to each Participant's Account in a dollar amount equal to three percent (3%) multiplied by a Participant's Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's Excess Compensation bears to the total Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the cumulative permitted disparity limit described in Section 4.3(b)(4), such Participant's total Compensation will be taken into account.

                  (3) The balance of the Employer's contribution over the amount allocated under subparagraph (2) hereof shall be allocated to each Participant's Account in a dollar amount equal to 2.7% multiplied by the sum of each Participant's total Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's total Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the cumulative permitted disparity limit described in Section 4.3(b)(4), such Participant's total Compensation rather than Compensation plus Excess Compensation will be taken into account.

                  Regardless of the preceding, 1.3% shall be substituted for 2.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 2.4% shall be substituted for 2.7% above.

                  (4) The balance of the Employer's contributions over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

                           For each Non-Key Employee who is a Participant in this Plan and another defined contribution plan maintained by the Employer, the minimum three percent (3%) allocation specified above shall be provided as specified in Section J of the Adoption Agreement.

                  (f) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the 415 Compensation for such Key Employee.

                  (g) For any Top-Heavy Plan Year, the minimum allocations set forth in this Section shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; or (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, Elective Deferrals to the Plan.

                  (h) Notwithstanding anything herein to the contrary, in any Plan Year in which the Employer maintains both this Plan and a defined benefit pension plan included in a "required aggregation group" (as defined in Section 9.2(f)) which is Top-Heavy, the Employer will not be required (unless otherwise elected in the Adoption Agreement) to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. In such case, the Top-Heavy minimum benefits will be provided as elected in the Adoption Agreement and, if applicable, as follows:

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (1) If the 5% defined contribution minimum is elected in the Adoption Agreement:

                           (i) The requirements of Section 9.1 will apply except that each Non-Key Employee who is a Participant in the Profit Sharing Plan or Money Purchase Plan and who is also a Participant in the Defined Benefit Plan will receive a minimum allocation of five percent (5%) of such Participant's 415 Compensation from the applicable defined contribution plan(s).

                           (ii)     For each Non-Key Employee who is a
                           Participant only in the defined benefit plan the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such Participant's highest five (5) consecutive year average 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is Top-Heavy, not to exceed ten (10).

                           (iii)    For each Non-Key Employee who is a
                           Participant only in this defined contribution plan, the Employer will provide a minimum allocation equal to three percent (3%) of such Participant's 415 Compensation.

                  (2) If the 2% defined benefit minimum is elected in the Adoption Agreement, then for each Non-Key Employee who is a Participant only in the defined benefit plan, the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such Participant's highest five (5) consecutive year average of 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is Top-Heavy, not to exceed ten (10).

                  (i) For the purposes of this Section, 415 Compensation will be limited to the same dollar limitations set forth in Section
         1.11 adjusted in such manner as permitted under Code Section 415(d).

                  (j) Notwithstanding anything in this Section to the contrary, all information necessary to properly reflect a given transaction may not be available until after the date specified herein for processing such transaction, in which case the transaction will be reflected when such information is received and processed. Subject to express limits that may be imposed under the Code, the processing of any contribution, distribution or other transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan.

                  (k) Notwithstanding anything in this Section to the contrary, the provisions of this subsection apply for any Plan Year if the Plan fails to satisfy the "ratio percentage test" due to a last day of the Plan Year allocation condition or an Hours of Service (or months of service) allocation condition. A plan satisfies the "ratio percentage test" if, on the last day of the Plan Year, the "benefiting ratio" of the Non-Highly Compensated Employees who are "includible" is at least 70% of the "benefiting ratio" of the Highly Compensated Employees who are "includible." The "benefiting ratio" of the Non-Highly Compensated Employees is the number of "includible" Non-Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Employees who are Non-Highly Compensated Employees. The "benefiting ratio" of the Highly Compensated Employees is the number of Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Highly Compensated Employees. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Article III; and (2) any Employee who incurs a separation from service during the Plan Year and fails to complete at least 501 Hours of Service (or three (3) months of service if the Elapsed Time Method is being used) during such Plan Year.

                  For purposes of this subsection, an Employee is "benefiting" under the Plan on a particular date if, under the Plan, the Employee is entitled to an Employer contribution or an allocation of Forfeitures for the Plan Year.

                  If this subsection applies, then the then the following rules will apply:

                  (1) The group of Participants eligible to share in the Employer's contributions or Forfeitures for the Plan Year will be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who have not separated from service prior to the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                  (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contributions or Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who have separated from service prior to the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before separation from service.

                  Nothing in this subsection shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount that would be deductible under Code Section 404. Such allocation adjustment must be made by the last day of the Plan Year.

4.4      MAXIMUM ANNUAL ADDITIONS

                  (a)(1) If a Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, or an individual medical account (as defined in Code Section 415(1)(2)) maintained by the Employer, or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer which provides "Annual Additions," the amount of "Annual Additions" which may be credited to the Participant's accounts for any Limitation Year shall not exceed the lesser of the "Maximum Permissible Amount" or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts would cause the "Annual Additions" for the Limitation Year to exceed the "Maximum Permissible Amount," the amount contributed or allocated will be reduced so that the "Annual Additions" for the Limitation Year will equal the "Maximum Permissible Amount," and any amount in excess of the "Maximum Permissible Amount" which would have been allocated to such Participant may be allocated to other Participants.

                  (2) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the "Maximum Permissible Amount" for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                  (3) As soon as is administratively feasible after the end of the Limitation Year the "Maximum Permissible Amount" for such Limitation Year shall be determined on the basis of the Participant's actual 415 Compensation for such Limitation Year.

                  (b)(l) This subsection applies if, in addition to this Plan, a Participant is covered under another qualified defined contribution plan maintained by the Employer that is a "Master or Prototype Plan," a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, an individual medical account (as defined in Code Section 415(1)(2)) maintained by the Employer, or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer, which provides "Annual Additions," during any Limitation Year. The "Annual Additions" which may be credited to a Participant's accounts under this Plan for any such Limitation Year shall not exceed the "Maximum Permissible Amount" reduced by the "Annual Additions" credited to a Participant's accounts under the other plans and welfare benefit funds, individual medical accounts, and simplified employee pensions for the same Limitation Year. If the "Annual Additions" with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the "Maximum Permissible Amount" and the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts under this Plan would cause the "Annual Additions" for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the "Annual Additions" under all such plans and welfare benefit funds for the Limitation Year will equal the "Maximum Permissible Amount," and any amount in excess of the "Maximum Permissible Amount" which would have been allocated to such Participant may be allocated to other Participants. If the "Annual Additions" with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the aggregate are equal to or greater than the "Maximum Permissible Amount," no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

                  (2) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the "Maximum Permissible Amount" for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                  (3) As soon as is administratively feasible after the end of the Limitation Year, the "Maximum Permissible Amount" for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

                  (4) If, pursuant to Section 4.4(b)(2) or Section 4.5, a Participant's "Annual Additions" under this Plan and such other plans would result in an "Excess Amount" for a Limitation Year, the "Excess Amount" will be deemed to consist of the "Annual Additions" last allocated, except that "Annual Additions" attributable to a simplified employee pension will be deemed to have been allocated first, followed by "Annual Additions" to

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  a welfare benefit fund or individual medical account, and then by "Annual Additions" to a plan subject to Code Section 412, regardless of the actual allocation date.

                  (5) If an "Excess Amount" was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the "Excess Amount" attributed to this Plan will be the product of:

                           (i) the total "Excess Amount" allocated as of such date, times

                           (ii) the ratio of (1) the "Annual Additions" allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total "Annual Additions" allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

                  (6) Any "Excess Amount" attributed to this Plan will be disposed of in the manner described in Section 4.5.

                  (c) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a "Master or Prototype Plan," "Annual Additions" which may be credited to the Participant's Combined Account under this Plan for any Limitation Year will be limited in accordance with Section 4.4(b), unless the Employer provides other limitations in the Adoption Agreement.

                  (d) For any Limitation Year beginning prior to the date the Code Section 415(e) limits are repealed with respect to this Plan (as specified in the Adoption Agreement for the GUST transitional rules), if the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, then the sum of the Participant's "Defined Benefit Plan Fraction" and "Defined Contribution Plan Fraction" may not exceed 1.0. In such event, the rate of accrual in the defined benefit plan will be reduced to the extent necessary so that the sum of the "Defined Contribution Fraction" and "Defined Benefit Fraction" will equal 1.0. However, in Section J of the Adoption Agreement the Employer may specify an alternative method under which the plans involved will satisfy the limitations of Code
         Section 415(e), including increased Top-Heavy minimum benefits so that the combined limitation is 1.25 rather than 1.0.

                  (e)      For purposes of applying the limitations of Code
         Section 415, the transfer of funds from one qualified plan to another is not an "Annual Addition." In addition, the following are not Employee contributions for the purposes of Section 4.4(f)(l)(b): (1) rollover contributions (as defined in Code Sections 402(c), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 41 l(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411
         (a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code
         Section 408(k)(6).

                  (f) For purposes of this Section, the following terms shall be defined as follows:

                  (1) "Annual Additions" means the sum credited to a Participant's accounts for any Limitation Year of (a) Employer contributions, (b) Employee contributions (except as provided below), (c) forfeitures, (d) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code
                  Section 415(1)(2), which is part of a pension or annuity plan maintained by the Employer, (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code
                  Section 419(e)) maintained by the Employer and (f) allocations under a simplified employee pension. Except, however, the Compensation percentage limitation referred to in paragraph
                  (f)(9)(ii) shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "Annual Addition," or (2) any amount otherwise treated as an "Annual Addition" under Code Section 415(1)( 1). Notwithstanding the foregoing, for Limitation Years beginning prior to January 1, 1987, only that portion of Employee contributions equal to the lesser of Employee contributions in excess of six percent (6%) of 415 Compensation or one-half of Employee contributions shall be considered an "Annual Addition."

                                    For this purpose, any Excess Amount applied
                  under Section 4.5 in the Limitation Year to reduce Employer contributions shall be considered "Annual Additions" for such Limitation Year.

                  (2) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's "Projected Annual Benefits" under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Code Sections 415(b)(l )(A) as adjusted by Code

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  Section 415(d) or one hundred forty percent (140%) of the "Highest Average Compensation" including any adjustments under Code Section 415(b).

                                    Notwithstanding the above, if the
                  Participant was a Participant as of the first day of the first Limitation Year beginning after December 31,1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                                    Notwithstanding the foregoing, for any
                  Top-Heavy Plan Year, one hundred percent (100%) shall be substituted for one hundred twenty-five percent (125%) unless the extra Top-Heavy minimum allocation or benefit is being made pursuant to the Employer's specification in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, one hundred percent (100%) shall always be substituted for one hundred twenty-five percent (125%).

                  (3) Defined Contribution Dollar Limitation means $30,000 as adjusted under Code Section 415(d).

                  (4) Defined Contribution Fraction means a fraction, the numerator of which is the sum of the "Annual Additions" to the Participant's accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "Limitation Years," (including the "Annual Additions" attributable to the Participant's nondeductible voluntary employee contributions to any defined benefit plans, whether or not terminated, maintained by the Employer and the "Annual Additions" attributable to all welfare benefit funds (as defined in Code Section 419(e)), individual medical accounts (as defined in Code Section 415(1)(2)), and simplified employee pensions (as defined in Code Section 408(k)) maintained by the Employer), and the denominator of which is the sum of the "Maximum Aggregate Amounts" for the current and all prior Limitation Years in which the Employee had service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Code Section 415(c)(l)(A) as adjusted by Code Section 415(d) or thirty-five percent (35%) of the Participant's 415 Compensation for such year.

                                    If the Employee was a Participant as of the
                  end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the "Defined Benefit Fraction" would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                                    For Limitation Years beginning prior to
                  January 1, 1987, the "Annual Additions" shall not be recomputed to treat all Employee contributions as "Annual Additions."

                                    Notwithstanding the foregoing, for any
                  Top-Heavy Plan Year, one hundred percent (100%) shall be substituted for one hundred twenty-five percent (125%) unless the extra Top-Heavy minimum allocation or benefit is being made pursuant to the Employer's specification in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, one hundred percent (100%) shall always be substituted for one hundred twenty-five percent (125%).

                  (5) "Employer" means the Employer that adopts this Plan and all Affiliated Employers, except that for purposes of this Section, the determination of whether an entity is an Affiliated Employer shall be made by applying Code Section 415(h).

                  (6) "Excess Amount" means the excess of the Participant's "Annual Additions" for the Limitation Year over the "Maximum Permissible Amount."

                  (7) "Highest Average Compensation" means the average Compensation for the three (3) consecutive Years of Service with the Employer while a Participant in the Plan that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period ending on the last day of the Limitation Year.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (8) "Master or Prototype Plan" means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                  (9) "Maximum Permissible Amount" means the maximum Annual Addition that may be contributed or allocated to a Participant's accounts under the Plan for any "Limitation Year," which shall not exceed the lesser of:

                           (i)      the "Defined Contribution Dollar
                           Limitation," or

                           (ii)     twenty-five percent (25%) of the
                           Participant's 415 Compensation for the "Limitation Year."

                                    The Compensation Limitation referred to in
                           (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401 (h) or 419A(f)(2)) which is otherwise treated as an "Annual Addition."

                                    If a short Limitation Year is created
                           because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the "Maximum Permissible Amount" will not exceed the "Defined Contribution Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

                  (10) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent "straight life annuity" if such benefit is expressed in a form other than a "straight life annuity" or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

                           (i) the Participant will continue employment until Normal Retirement Age (or current age, if later), and

                           (ii) the Participant's 415 Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                  For purposes of this subsection, "straight life annuity" means an annuity that is payable in equal installments for the life of the Participant that terminates upon the Participant's death.

                  (g) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

4.5      ADJUSTMENT FOR EXCESS ANNUAL ADDITIONS

                  Allocation of "Annual Additions" (as defined in Section 4.4) to a Participant's Combined Account for a Limitation Year generally will cease once the limits of Section 4.4 have been reached for such Limitation Year. However, if as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual 415 Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of
Section 4.4, or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "Annual Additions" under this Plan would cause the maximum provided in Section 4.4 to be exceeded, the "Excess Amount" will be disposed of in one of the following manners, as uniformly determined by the Plan Administrator for all Participants similarly situated:

                  (a) Any after-tax voluntary Employee contributions (plus attributable gains), to the extent they would reduce the Excess Amount, will be distributed to the Participant;

                  (b) Any Participant Matched Contribution (plus attributable gains) to the extent they would reduce the Excess Amount, will be distributed to the Participant;

                  (c) If, after the application of subparagraph (a), an "Excess Amount" still exists, any Elective Deferrals (and for Limitation Years beginning after December 31,1995, any gains attributable to such Elective Deferrals), to the extent they would reduce the Excess Amount, will be distributed to the Participant;

                  (d) If, after the application of subparagraphs (a), (b) and (c), an "Excess Amount" still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the "Excess Amount" in the Participant's Account will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

                  (e) If, after the application of subparagraphs (a), (b) and (c), an "Excess Amount" still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the "Excess Amount" will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary; and

                  (f) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, no investment gains and losses shall be allocated to such suspense account. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer contributions may be made to the Plan for that Limitation Year. Except as provided in
         (a), (b) and (c) above, "Excess Amounts" may not be distributed to Participants or Former Participants.

4.6      ROLLOVERS

                  (a) If elected in Section L.2 of the Adoption Agreement and with the consent of the Administrator and the Insurer, the Plan may accept a "rollover," provided the "rollover" will not jeopardize the tax-exempt status of the Plan or create adverse tax consequences for the Employer. The amounts rolled over shall be set up in a separate account herein referred to as a "Participant's Rollover Account." Such account shall be fully Vested at all times and shall not be subject to forfeiture for any reason. For purposes of this Section, the term Participant shall include any Eligible Employee who is not yet a Participant, if, pursuant to Section L.2 of the Adoption Agreement, "rollovers" are permitted to be accepted from Eligible Employees. In addition, for purposes of this Section the term Participant shall also include former Employees maintaining an account balance in the Plan if the Employer and Administrator consent to accept "rollovers" of distributions made to former Employees from any plan of the Employer.


                  (b) Amounts in a Participant's Rollover Account shall be held by the Administrator pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in Section H.5 of the Adoption Agreement and subsection (c) below. The Administrator shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Administrator under the terms of this Plan.

                  (c) At Normal Retirement Date, or such other date when the Participant or Eligible Employee or such Participant's or Eligible Employee's Beneficiary shall be entitled to receive benefits, the Participant's Rollover Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(ll) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered to be part of a

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

                  (d) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401 (a), or any other plans from which distributions are eligible to be rolled over into this Plan pursuant to the Code. The term "rollover" means: (i) amounts transferred to this Plan in a direct rollover made pursuant to Code Section 401 (a)(31) from another "qualified plan"; (ii) distributions received by an Employee from other "qualified plans" which are eligible for tax-free rollover to a "qualified plan" and which are transferred by the Employee to this Plan within sixty (60) days following receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another "qualified plan"
         (B) were eligible for tax-free rollover to a "qualified plan" and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof; (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of receipt thereof from such conduit individual retirement account; and (v) any other amounts which are eligible to be rolled over to this Plan pursuant to the Code.

                  (e) Prior to accepting any "rollovers" to which this Section applies, the Administrator or the Insurer may require the Employee to establish (by providing opinion of counsel or otherwise) that the amounts to be rolled over to this Plan meet the requirements of this Section.

4.7      PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS

                  (a) With the consent of the Administrator and the Insurer, amounts may be transferred (within the meaning of Code Section 414(1)) to this Plan from other tax qualified plans under Code Section 401 (a), provided the plan from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax- exempt status of the Plan or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Administrator or the Insurer may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Transfer Account." Furthermore, for Vesting purposes, the Participant's Transfer Account shall be treated as a separate "Participant's Account."

                  (b) Amounts in a Participant's Transfer Account shall be held by the Administrator pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in Section H.5 of the Adoption Agreement and subsection (d) below, provided the restrictions of subsection (c) below and Section 6.15 are satisfied. The Administrator shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Administrator under the terms of this Plan.

                  (c) Except as permitted by Regulations (including Regulation 1.411 (d)-4), amounts attributable to elective contributions (as defined in Regulation 1.401(k)-l(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in Regulation
         1.401 (k)-l (d).

                  (d) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary shall be entitled to receive benefits, the Participant's Transfer Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Transfer Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411
         (a)(11) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered to be part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

                  (e) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 41 l(d)(6) protected benefit" as described in Section 8.1(e).

4.8      VOLUNTARY EMPLOYEE CONTRIBUTIONS

                  (a) If elected in Section L.3 of the Adoption Agreement, each Participant may, in accordance with nondiscriminatory procedures established by the Administrator, elect to make after-tax voluntary Employee contributions to this Plan. Such contributions must generally be deposited to the Plan Fund within a reasonable period of time after being received by the Employer.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (b) The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                  (c) A Participant may elect at any time to withdraw after-tax voluntary Employee contributions from such Participant's Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 401 (a)(11) and 417 and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to after-tax voluntary Employee contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for the withdrawal. Forfeitures of Employer contributions shall not occur solely as a result of an Employee's withdrawal of after-tax voluntary Employee contributions.

                  In the event a Participant has received a hardship distribution pursuant to Regulation 1.401(k)-l(d)(2)(iii)(B) from any plan maintained by the Employer, then the Participant shall be barred from making any after-tax voluntary Employee contributions for a period of twelve (12) months after receipt of the hardship distribution.

                  (d) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Participant's Voluntary Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

                  (c) To the extent a Participant has previously made mandatory Employee contributions under prior provisions of this Plan, such contributions will be treated as after-tax voluntary Employee contributions.

                  (f) A separate account will be maintained for the nondeductible Employee contributions of each Participant.

4.9      QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS

                  (a) If this is an amendment to a Plan that previously permitted deductible voluntary Employee contributions, then each Participant who made "Qualified Voluntary Employee Contributions" within the meaning of Code Section 219(e)(2) as it existed prior to the enactment of the Tax Reform Act of 1986, shall have such contributions held in a separate Qualified Voluntary Employee Contribution Account which shall be fully Vested at all times. Such contributions, however, shall not be permitted for taxable years beginning after December 31, 1986.

                  (b) A Participant may, upon written request delivered to the Administrator, make withdrawals from such Participant's Qualified Voluntary Employee Contribution Account. Any distribution shall be made in a manner which is consistent with and satisfies the provisions of
         Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 401 (a)(11) and 417 and the Regulations thereunder.

                  (c) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Qualified Voluntary Employee Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

4.10     DIRECTED INVESTMENT ACCOUNT

                  (a) If elected in Section L.1 of the Adoption Agreement, all Participants may direct the Administrator as to the investment of all or a portion of their individual account balances as set forth in the Adoption Agreement and within limits set by the Employer. Participants may direct the Administrator, in writing (or in such other form which is acceptable to the Administrator), to invest their accounts in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the account of any Participant that is subject to investment direction of such Participant will be considered a Participant Directed Account.

                  (b) The Administrator will establish a Participant Direction Procedure, to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations and provisions that the Administrator may impose on a Participant's right to direct investments.

                  (c) The Administrator may, in its discretion, include or exclude by amendment or other action from the Participant Direction Procedures such instructions, guidelines or policies as it deems necessary or appropriate to ensure proper administration of the Plan, and may interpret the same accordingly.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (d) As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate as follows:

                  (1) to the extent the assets in a Participant Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Account shall be based upon the total amount of funds so invested in a manner proportionate to the Participant's share of such pooled investment; and

                  (2) to the extent the assets in a Participant Directed Account are accounted for as segregated assets, the allocation of earnings, gains on and losses from such assets shall be made on a separate and distinct basis.

                  (e) Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer or Administrator that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer or Administrator reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer or Administrator. Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider or Insurer to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction.

                  (f) If the Employer has elected in the Adoption Agreement that it intends to operate any portion of this Plan as an Act Section 404(c) plan, the Participant Direction Procedures should provide an explanation of the circumstances under which Participants and their Beneficiaries may give investment instructions, including but not limited to, the following:

                  (1) the conveyance of instructions by the Participants and their Beneficiaries to invest Participant Directed Accounts in a Directed Investment Option;

                  (2) the name, address and phone number of the Fiduciary (and, if applicable, the person or persons designated by the Fiduciary to act on its behalf) responsible for providing information to the Participant or a Beneficiary upon request relating to the Directed Investment Options;

                  (3) applicable restrictions on transfers to and from any Designated Investment Alternative;

                  (4) any restrictions on the exercise of voting, tender and similar rights related to a Directed Investment Option by the Participants or their Beneficiaries;

                  (5) a description of any transaction fees and expenses which affect the balances in Participant Directed Accounts in connection with the purchase or sale of a Directed Investment Option; and

                  (6) general procedures for the dissemination of investment and other information relating to the Designated Investment Alternatives as deemed necessary or appropriate, including but not limited to a description of the following:

                           (i) the investment vehicles available under the Plan, including specific information regarding any Designated Investment Alternative;

                           (ii)     any designated Investment Managers; and

                           (iii) a description of the additional information that may be obtained upon request from the Fiduciary designated to provide such information.

                  (g) With respect to those assets in a Participant's Directed Account, the Participant or Beneficiary shall direct the Administrator or Trustee with regard to any voting, tender and similar rights associated with the ownership of such assets (hereinafter referred to as the "Stock Rights") as follows based on the election made in Section L. 1 of the Adoption Agreement:

                  (1) each Participant or Beneficiary shall direct the Administrator or Trustee to vote or otherwise exercise such Stock Rights in accordance with the provisions, conditions and terms of any such Stock Rights;

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (2) such directions shall be provided to the Administrator or Trustee by the Participant or Beneficiary in accordance with the procedure as established by the Administrator and the Trustee shall vote or otherwise exercise such Stock Rights with respect to which it has received directions to do so under this Section; and

                  (3) to the extent to which a Participant or Beneficiary does not instruct the Administrator or Trustee to vote or otherwise exercise such Stock Rights, such Participants or Beneficiaries shall be deemed to have directed the Trustee that such Stock Rights remain nonvoted and unexercised.

                  (h) Any information regarding investments available under the Plan, to the extent not required to be described in the Participant Direction Procedures, may be provided to Participants in one or more documents (or in any other form, including, but not limited to, electronic media) which are separate from the Participant Direction Procedures and are not thereby incorporated by reference into this Plan.

4.11     QUALIFIED MILITARY SERVICE

                  Notwithstanding any provisions of this Plan to the contrary, effective as of the later of December 12, 1994, or the Effective Date of the Plan, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Furthermore, loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4).

                                    ARTICLE V
                                   VALUATIONS

5.1      VALUATION OF THE PLAN FUND

                  For Plan assets other than the individual and group contracts, the Administrator shall direct the Trustee, as of each Anniversary Date, to determine the net worth of the assets comprising the Plan Fund as it exists on the Valuation Date.

                  For Plan assets held in individual and group contracts, the Administrator shall as of each Anniversary Date, determined the net worth of the assets comprising the Plan Fund as it exists on the Anniversary Date. In determining such net worth, the Administrator shall value the assets comprising the Plan Fund at their contractual value as of the Anniversary Date and shall deduct all applicable expenses under the contract(s). In determining such net worth, the Administrator shall value the assets comprising the Plan Fund at their fair market value (or their contractual value in the case of a Contract or Policy) as of the Anniversary Date and shall deduct all expenses for which the Administrator has not yet been paid by the Employer or the Plan Fund. The Administrator may update the value of any shares held in a Participant Directed Account by reference to the number of shares held on behalf of the Participant, priced at the market value as of the Anniversary Date.

5.2      METHOD OF VALUATION

                  In determining the fair market value of securities held in the Plan Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Plan Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1      DETERMINATION OF BENEFITS UPON RETIREMENT

                  Every Participant may terminate employment with the Employer and retire for purposes hereof on the Participant's Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.3, shall continue until such Participant's Retirement Date. Upon a Participant's Retirement Date, or if elected in Section H.5 of the Adoption Agreement, the attainment of Normal Retirement Date without termination of employment with the Employer, or as soon thereafter as is practicable, the Administrator shall direct the distribution, at the election of the Participant, of the Participant's entire Vested interest in the Plan in accordance with
Section 6.5.

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6.2      DETERMINATION OF BENEFITS UPON DEATH

                  (a) Upon the death of a Participant before the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant's Vested accounts to the Participant's Beneficiary in any form listed in Section 6.5(b).

                  (b) Upon the death of a Former Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining Vested amounts credited to the accounts of such deceased Former Participant to such Former Participant's Beneficiary.

                  (c) The Administrator and Insurer may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

                  (d)      Unless otherwise elected in the manner prescribed in
         Section 6.6, the Beneficiary of the Pre-Retirement Survivor Annuity shall be the Participant's surviving spouse. Except, however, the Participant may designate a Beneficiary other than the spouse for the Pre-Retirement Survivor Annuity if:

                  (1) the Participant and the Participant's spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 6.6, and the spouse has waived the right to be the Participant's Beneficiary,

                  (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code
                  Section 414(p) which provides otherwise),

                  (3)      the Participant has no spouse, or

                  (4)      the spouse cannot be located.

                           In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the IRS) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the IRS) to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right.

                  (e) A Participant may, at any time, designate a Beneficiary for death benefits, if any, payable under the Plan that are in excess of the Pre-Retirement Survivor Annuity without the waiver or consent of the Participant's spouse. In the event no valid designation of Beneficiary exists, or if the Beneficiary is not alive at the time of the Participant's death, the death benefit will be paid in the following order of priority, unless the Employer specifies a different order of priority in an addendum to the Adoption Agreement, to:

                  (1)      The Participant's surviving spouse;

                  (2) The Participant's children, including adopted children, per stirpes

                  (3)      The Participant's surviving parents, in equal shares;
                  or

                  (4)      The Participant's estate.

         If the Beneficiary does not predecease the Participant, but dies prior to distribution of the death benefit, the death benefit will be paid to the Beneficiary's estate.

                  (f) Notwithstanding anything in this Section to the contrary, if a Participant has designated the spouse as a Beneficiary, then a divorce decree or a legal separation that relates to such spouse shall revoke the Participant's designation of the spouse as a Beneficiary unless the decree or a qualified domestic relations order (within the meaning of Code Section 414(p)) provides otherwise or a subsequent Beneficiary designation is made.

                  (g) If the Plan provides an insured death benefit and a Participant dies before any insurance coverage to which the Participant is entitled under the Plan is effected, the death benefit from such insurance coverage shall be limited to the premium which was or otherwise would have been used for such purpose.

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                  (h)      In the event of any conflict between the terms of
         this Plan and the terms of any Contract issued hereunder, the Plan provisions shall control.

6.3      DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

                  Total and Permanent Disability shall be determined by the method elected in Section E7 of the Adoption Agreement. In the event of a Participant's Total and Permanent Disability prior to the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5 and 6.7, shall direct the distribution to such Participant of all Vested amounts credited to such Participant's Combined Account in any form listed under Section 6.5(b).

6.4     DETERMINATION OF BENEFITS UPON TERMINATION

                  (a) If a Participant's employment with the Employer is terminated for any reason other than death, Total and Permanent Disability, or retirement, then such Participant shall be entitled to such benefits as are provided herein.

                           Distribution of the vested account due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant's Combined Account be payable to such Terminated Participant provided the conditions, if any, set forth in Section H.2 of the Adoption Agreement have been satisfied. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

                           Regardless of whether distributions in kind are permitted, in the event the amount of the Vested portion of the Terminated Participant's Combined Account equals or exceeds the fair market value of any insurance Contracts, the Administrator, when agreed to by the Terminated Participant, shall assign, transfer, and set over to such Terminated Participant all Contracts on such Terminated Participant's life in such form or with such endorsements, so that the settlement options and forms of payment are consistent with the provisions of Section 6.5. In the event that the Terminated Participant's Vested portion does not at least equal the fair market value of the Contracts, if any, the Terminated Participant may pay over to the Administrator the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Administrator, pursuant to the Participant's election, may borrow the cash value of the Contracts from the Insurer so that the value of the Contracts is equal to the Vested portion of the Terminated Participant's Combined Account and then assign the Contracts to the Terminated Participant.

                           Notwithstanding the above, unless otherwise elected in Section H.3 of the Adoption Agreement, if the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000 (or, $3,500 for distributions made prior to the later of the first day of the first Plan Year beginning on or after August 5, 1997, or the date specified in Section M.3.b of the Adoption Agreement) the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump-sum without regard to the consent of the Participant or the Participant's spouse. Furthermore, the determination of whether the $5,000 (or, if applicable, $3,500) threshold has been exceeded is generally based on the value of the Vested benefit as of the Valuation Date preceding the date of the distribution. However, if the "lookback rule" applies, the applicable threshold is deemed to be exceeded if the Vested benefit exceeded the applicable threshold at the time of any prior distribution. The "lookback rule" generally applies to all distributions made prior to March 22, 1999. With respect to distributions made on or after March 22, 1999, the "lookback rule" applies if either (1) the provisions of Section 6.12 do not apply or
         (2) a Participant has begun to receive distributions pursuant to an optional form of benefit under which at least one scheduled periodic distribution has not yet been made, and if the value of the Participant's benefit, determined at the time of the first distribution under that optional form of benefit exceeded the applicable threshold. However, the Plan does not fail to satisfy the requirements of this paragraph if, prior to the adoption of this Prototype Plan, the "lookback rule" was applied to all distributions. Notwithstanding the preceding, the "lookback rule" will not apply to any distributions made on or after October 17, 2000.

                  (b) The Vested portion of any Participant's Account shall be a percentage of such Participant's Account determined on the basis of the Participant's number of Years of Service (or Periods of Service if the Elapsed Time Method is elected) according to the vesting schedule specified in Section E.1 of the Adoption Agreement. However, a Participant's entire interest in the Plan shall be non-forfeitable upon the Participant's Normal Retirement Age (if the Participant is employed by the Employer on or after such date).

                  (c) For any Top-Heavy Plan Year, the minimum Top-Heavy vesting schedule elected by the Employer in Section E.3 of the Adoption Agreement will automatically apply to the Plan. The minimum Top-Heavy vesting schedule applies to all benefits within the meaning of Code
         Section 411(a)(7) except those attributable to Employee

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        contributions, including benefits accrued before the effective date of
        Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's Vested percentage shall occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and the Vested percentage of such Employee's Participant's Account shall be determined without regard to this Section 6.4(c).

                           If in any subsequent Plan Year the Plan ceases to be a Top-Heavy Plan, then unless a specific Plan amendment is made to provide otherwise, the Administrator will continue to use the vesting schedule in effect while the Plan was a Top-Heavy Plan.

                  (d) Upon the complete discontinuance of the Employer's contributions to the Plan (if this is a profit sharing plan) or upon any full or partial termination of the Plan, all amounts then credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

                  (e) If this is an amended or restated Plan, then notwithstanding the vesting schedule specified in Section E.1 of the Adoption Agreement, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement. The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article, or due to changes in the Plan's status as a Top Heavy Plan. Furthermore, if the Plan's vesting schedule is amended, then the amended schedule will only apply to those Participants who complete an Hour of Service after the effective date of the amendment.

                  (f) If the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to a Top-Heavy vesting schedule, then each Participant with at least three (3) Years of Service (or Periods of Service if the Elapsed Time Method is elected) as of the expiration date of the election period may elect to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of:

                  (1)      the adoption date of the amendment,

                  (2)      the effective date of the amendment, or

                  (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

                  (g) In determining Years of Service or Periods of Service for purposes of vesting under the Plan, Years of Service or Periods of Service shall be excluded as elected in Section E.4 of the Adoption Agreement.

6.5      DISTRIBUTION OF BENEFITS

                  (a)(l) Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall receive the value of all Plan benefits in the form of a Joint and Survivor Annuity. The Joint and Survivor Annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to either fifty percent (50%), seventy-five percent (75%) (or, sixty-six and two-thirds percent (66 2/3%) if the Insurer used to provide the annuity does not offer a joint and seventy-five percent (75%) annuity), or one hundred percent (100%) of the rate at which such benefits were payable to the Participant. Unless otherwise elected in Section H.1 of the Adoption Agreement, a joint and fifty percent (50%) survivor annuity shall be considered the designated qualified Joint and Survivor Annuity and the normal form of payment for the purposes of this Plan. However, the Participant may, without spousal consent, elect an alternative Joint and Survivor Annuity, which alternative shall be equal in value to the designated qualified Joint and Survivor Annuity. An unmarried Participant shall receive the value of such Participant's benefit in the form of a life annuity. Such unmarried Participant, however, may elect to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the Joint and Survivor Annuity by a married Participant, but without fulfilling the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                  (2) Any election to waive the Joint and Survivor Annuity must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and be consented to in writing (or in such other form as permitted by the IRS) by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such

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                  election shall designate a Beneficiary (or a form of benefits)
                  that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by such Participant's spouse may be revoked by the Participant in writing (or in such other form as permitted by the IRS) without the consent of the spouse at any time during the election period. A revocation of a prior election shall cause the Participant's benefits to be distributed as a Joint and Survivor Annuity. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                  (3) The election period to waive the Joint and Survivor Annuity shall be the ninety (90) day period ending on the Annuity Starting Date.

                  (4) For purposes of this Section, spouse or surviving spouse means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

                  (5) With regard to the election, except as otherwise provided herein, the Administrator shall provide to the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date a written (or such other form as permitted by the IRS) explanation of:

                           (i) the terms and conditions of the Joint and Survivor Annuity,

                           (ii) the Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity,

                           (iii) the right of the Participant's spouse to consent to any election to waive the Joint and Survivor Annuity, and

                           (iv) the right of the Participant to revoke such election, and the effect of such revocation.

                  (6) Any distribution provided for in this Section made on or after December 31, 1996, may commence less than thirty (30) days after the notice required by Code Section 417(a)(3) is given provided the following requirements are satisfied:

                           (i) the Administrator clearly informs the Participant that the Participant has a right to a period of thirty (30) days after receiving the notice to consider whether to waive the Joint and Survivor Annuity and to elect (with spousal consent) a form of distribution other than a Joint and Survivor Annuity;

                           (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant;

                           (iii) the Annuity Starting Date is after the time that the explanation of the Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under (iv) below; and

                           (iv)     distribution in accordance with the
                           affirmative election does not commence before the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant.

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                  (b)      In the event a married Participant duly elects
         pursuant to paragraph (a)(2) above not to receive the benefit in the form of a Joint and Survivor Annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the distribution to a Participant or Beneficiary any amount to which the Participant or Beneficiary is entitled under the Plan in one or more of the following methods which are permitted pursuant to Section H. 1 of the Adoption
         Agreement:

                  (1) One lump-sum payment in cash or in property that is allocated to the accounts of the Participant at the time of the distribution;

                  (2)      Partial withdrawals;

                  (3) Installment payments made in monthly, quarterly, semiannual, or annual cash installments. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and the Participant's designated Beneficiary). After installments commence, the Participant shall have the right to reduce the period over which such periodic installments shall be made.

                  (4) Purchase of or providing an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and the Participant's designated Beneficiary).

                  (c) Benefits may not be paid without the Participant's and the Participant's spouse's consent if the present value of the Participant's Joint and Survivor Annuity derived from Employer and Employee contributions exceeds, $5,000 (or $3,500, for distributions made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in Section M.3.b of the Adoption Agreement) and the benefit is "immediately distributable." The Administrator may also directly rollover such benefits into an Individual Retirement Account ("IRA") for Participants who fail to affirmatively elect another form of distribution or who cannot be located after a diligent search. However, spousal consent is not required if the distribution will made in the form a Qualified Joint and Survivor Annuity and the benefit is "immediately distributable." A benefit is "immediately distributable" if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of the Participant's Normal Retirement Age or age 62.

                  If the value of the Participant's benefit derived from Employer and Employee contributions does not exceed, and has never exceeded at the time of any prior distribution, $5,000 (or, if applicable, $3,500), then the Administrator will distribute such benefit in a lump-sum without such Participant's consent. The Administrator may also directly rollover such benefits into an Individual Retirement Account (IRA') for Participants who fail to affirmatively elect another form of distribution or who can not be located after a diligent search. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and the Participant's spouse consent in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety
         (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2). Notwithstanding the preceding, the "lookback rule" (which provides that if the present value at the time of a prior distribution exceeded the applicable dollar threshold, then the present value at any subsequent time is deemed to exceed the threshold) will not apply to any distributions made on or after October 17, 2000.

                  (d) The following rules will apply with respect to the consent requirements set forth in subsection (c):

                  (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417;

                  (2) The Participant must be informed of the right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions that are required under Section 6.5(e);

                  (3) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date;

                  (4) Written (or such other form as permitted by the IRS) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the Annuity Starting Date; and

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                  (5)      No consent shall be valid if a significant detriment
                  is imposed under the Plan on any Participant who does not consent to the distribution.

                  (e) Notwithstanding any provision in the Plan to the contrary, for Plan Years beginning after December 31, 1996, the distribution of a Participant's benefits, whether under the Plan or through the purchase of an annuity Contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2):

                  (1) A Participant's benefits will be distributed or must begin to be distributed not later than the Participant's "required beginning date." Alternatively, distributions to a Participant must begin no later than the Participant's "required beginning date" and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and the Participant's designated Beneficiary) in accordance with Regulations. However, if the distribution is to be in the form of a joint and survivor annuity or single life annuity, then distributions must begin no later than the "required beginning date" and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) in accordance with Regulations.

                  (2) The "required beginning date" for a Participant who is a "five percent (5%) owner" with respect to the Plan Year ending in the calendar year in which such Participant attains age 70 1/2 means April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2. Once distributions have begun to a "five percent (5%) owner" under this subsection, they must continue to be distributed, even if the Participant ceases to be a "five percent (5%) owner" in a subsequent year.

                  (3) The "required beginning date" for a Participant other than a "five percent (5%) owner" means, unless the Employer has elected to continue the pre-SBJPA rules in Section H.4.b of the Adoption Agreement, April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

                  (4) If the election is made to continue the pre-SBJPA rules, then except as provided below, the "required beginning date" is April 1 st of the calendar year following the calendar year in which a Participant attains age 70 1/2.

                           (i) However, the "required beginning date" for a Participant who had attained age 70 1/2 before January 1, 1988, and was not a five percent (5%) owner (within the meaning of Code Section 416) at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year, is April 1 st of the calendar year following the calendar in which the Participant retires.

                           (ii) Notwithstanding (i) above, the "required beginning date" for a Participant who was a five percent (5%) owner (within the meaning of Code
                           Section 416) at any time during the five (5) Plan Year period ending in the calendar year in which the Participant attained age 70 1/2 is April 1st of the calendar year in which the Participant attained age 70 1/2. In the case of a Participant who became a five percent (5%) owner during any Plan Year after the calendar year in which the Participant attained age 70 1/2, the "required beginning date" is April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends.

                  (5) If this is an amendment or restatement of a plan that contained the pre-SBJPA rules and an election is made to use the post-SBJPA rules, then the transition rules elected in Section H.4.C of the Adoption Agreement will apply.

                  (6) Except as otherwise provided herein, "five percent (5%) owner" means, for purposes of this Section, a Participant who is a five percent (5%) owner as defined in Code Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

                  (7) Distributions to a Participant and such Participant's Beneficiaries will only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

                  (8) For purposes of this Section, the life expectancy of a Participant and/or a Participant's spouse (other than in the case of a life annuity) shall or shall not be redetermined annually as elected in the Adoption Agreement and in accordance with Regulations. If the Participant or the Participant's spouse may elect, pursuant to the Adoption Agreement, to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint

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                  and last survivor life expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

                  (9) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, or if later, the date specified in Section M of the Adoption Agreement, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the Regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final Regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                  However, if the date specified in Section M of the Adoption Agreement is a date in 2001 other than January 1, 2001, then with respect to distributions under the Plan made on or after such date for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code Section 401 (a)(9) in accordance with the Regulations under section 401 (a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a participant for 2001 prior to the specified date are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such participant for 2001 on or after such date. If the total amount of required minimum distributions made to a participant for 2001 prior to the specified date are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final Regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                  (f) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of this Plan.

                  (g) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have retirement benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA).

                  (h) If a distribution is made to a Participant who has not severed employment and who is not fully Vested in the Participant's Account, and the Participant may increase the Vested percentage in such account, then at any relevant time the Participant's Vested portion of the account will be equal to an amount ("X") determined by the formula:

                           X equals P (AB plus D) - D

                           For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and the relevant time is the time at which, under the Plan, the Vested percentage in the account cannot increase.

                           However, the Employer may attach an addendum to the Adoption Agreement to provide that a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution, and at any relevant time the Participant's Vested portion of the separate account will be equal to an amount determined as follows: P (AB plus (R x D)) - (R x D) where R is the ratio of the account balance at the relevant time to the account balance after distribution and the other terms have the same meaning as in the preceding paragraph. Any amendment to change the formula in accordance with the preceding sentence shall not be considered an amendment which causes this Plan to become an individually designed Plan.

                  (i) If this is a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of the Participant's interest in the Plan under a particular optional form of benefit, then the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the Act requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

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6.6      DISTRIBUTION OF BENEFITS UPON DEATH

                  (a) Unless otherwise elected as provided below, a Vested Participant who dies before the Annuity Starting Date and who has a surviving spouse shall have the Pre-Retirement Survivor Annuity paid to the surviving spouse. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 6.6(h).

                  (b) Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

                  (c) The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

                  (d) With regard to the election, the Administrator shall provide each Participant within the applicable election period, with respect to such Participant (and consistent with Regulations), a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

                  (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                  (2) A reasonable period after the individual becomes a Participant;

                  (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant; or

                  (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant.

                           For purposes of applying this subsection, a reasonable period ending after the enumerated events described in (2),
         (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                  (e) The Pre-Retirement Survivor Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984, shall be provided with rights to the Pre-Retirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

                  (f) If the value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed, and has never exceeded at the time of any prior distribution, $5,000 (or, $3,500 for distributions made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in Section M of the Adoption Agreement) the Administrator shall direct the distribution of such amount to the Participant's spouse as soon as practicable. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the spouse consents in writing (or in such other form as permitted by the IRS). If the value exceeds, or has ever exceeded at the time of any prior distribution, $5,000 (or, if applicable, $3,500), an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety
         (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2). Notwithstanding the preceding, the "lookback rule" (which provides that if the present value at the time of a prior distribution exceeded the applicable dollar threshold, then the present value at

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         any subsequent time is deemed to exceed the threshold) will not apply to any distributions made on or after October 17, 2000.

                  (g) Death benefits may be paid to a Participant's Beneficiary in one of the following optional forms of benefits subject to the rules specified in Section 6.6(h). Such optional forms of distributions may be elected by the Participant in the event there is an election to waive the Pre-Retirement Survivor Annuity, and for any death benefits in excess of the Pre-Retirement Survivor Annuity. However, if no optional form of distribution was elected by the Participant prior to death, then the Participant's Beneficiary may elect the form of distribution:

                  (1)      One lump-sum payment in cash or in Employer stock.

                  (2)      Partial withdrawals.

                  (3) Installment payments made monthly, quarterly, semi-annually, or annually. The period over which such payments are to be made shall not extend beyond the Beneficiary's life expectancy. After installments commence, the Beneficiary shall have the right to reduce the period over which such periodic installments shall be made, and the cash amount of such periodic installments shall be adjusted accordingly.

                  (4) In the form of an annuity over the life expectancy of the Beneficiary.

                  (h) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder.

                  (1) If it is determined, pursuant to Regulations, that the distribution of a Participant's interest has begun and the Participant dies before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution elected pursuant to Section 6.5 as of the date of death.

                  (2) If a Participant dies before receiving any distributions of the interest in the Plan or before distributions are deemed to have begun pursuant to Regulations, then the death benefit shall be distributed to the Participant's Beneficiaries in accordance with the following rules subject to the elections made in the Adoption Agreement and subsections 6.6(h)(3) and 6.6(i) below:

                           (i)      The entire death benefit shall be
                           distributed to the Participant's Beneficiaries by December 31st of the calendar year in which the fifth anniversary of the Participant's death occurs;

                           (ii) The 5-year distribution requirement of (i) above shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died (or such later date as may be prescribed by Regulations);

                           (iii) However, in the event the Participant's spouse (determined as of the date of the Participant's death) is the designated Beneficiary, the provisions of (ii) above shall apply except that the requirement that distributions commence within one year of the Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

                  (3) Notwithstanding subparagraph (2) above, or any elections made in Section H.1 of the Adoption Agreement, if a Participant's death benefits are to be paid in the form of a Pre-Retirement Survivor Annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or
                  (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

                  (i) For purposes of Section 6.6(h)(2), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, December 31st of the calendar year in which the

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing (or in such other form as permitted by the IRS) and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

                  (j) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall or shall not be redetermined annually as elected in Section M of the Adoption Agreement and in accordance with Regulations. If the Participant may elect, pursuant to the Adoption Agreement, to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall be subject to recalculation. Life expectancy and joint and last survivor life expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

                  (k) For purposes of this Section, any amount paid to a child of the Participant will be paid to the legal representative on behalf of the child.

                  (l) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have death benefits paid in an alternative method acceptable under Code Section 401 (a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA).

6.7      TIME OF DISTRIBUTION

                  Except as limited by Sections 6.5 and 6.6, whenever a distribution is to be made, or a series of payments are to commence, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates service with the Employer.

                  Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution that is "immediately distributable" (within the meaning of Section 6.5(d)), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

6.8      DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY

                  In the event a distribution is to be made to a minor or incompetent Beneficiary, then the Administrator may direct that such distribution be paid to the legal guardian, or if none in the case of a minor Beneficiary, to a parent of such Beneficiary, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor or incompetent Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.9      LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

                  In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. Notwithstanding the foregoing, if the value of a Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000, then the amount distributable may be treated as a Forfeiture at the time it is determined that the whereabouts of the Participant or the Participant's Beneficiary can not be ascertained. In the event a Participant or Beneficiary is located subsequent to the Forfeiture, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution, if necessary. Upon Plan termination, the portion of the distributable amount that is an "eligible rollover distribution" as defined in Plan Section 6.14(b)(l) may be paid directly to an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b). However, regardless of the preceding, a benefit that is lost by reason of escheat under applicable state law is not treated as a Forfeiture for purposes of this Section nor as an impermissible forfeiture under the Code.

6.10     IN-SERVICE DISTRIBUTION

                  For Profit Sharing Plans and 401(k) Profit Sharing Plans, if elected in Section H.5.b of the Adoption Agreement, at such time as the conditions set forth in the Adoption Agreement have been satisfied, then the Administrator, at the

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election of a Participant who has not severed employment with the Employer, shall direct the distribution of up to the entire Vested amount then credited to the accounts maintained on behalf of such Participant. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

                  SEQUENCE AND CONDITIONS FOR WITHDRAWAL. A Participant shall request the Administrator to effect a cash withdrawal and such amounts shall be debited from his Participant's Account. Unless otherwise elected in writing, the Administrator shall withdraw amounts in the following sequence and upon the following conditions:

                  First, (if permitted by Section H), a Participant may withdraw all or part of the value from his contribution accounts for Participant Nondeductible Voluntary Contributions and for Participant Matched Contributions.

                  Second, (if permitted by Section H), a Participant may withdraw all or part of the value of his contribution account of Rollover Contributions.

                  Third, (if permitted by Section H), a Participant may withdraw all or part of the full value of his vested interest determined under Section E in his contribution accounts for:
                  Company Matching Contributions; Company Profit-Sharing Contributions; and transfers from Employer-provided benefits from other plans.

                  If a Participant receives a withdrawal attributable to Company contributions, the Participant's future vested interest after the distribution shall be equal to an amount ("X") determined by the formula:

                                 X=P(AB + D) - D

                  For purposes of applying the formula; P is the nonforfeitable percentage at the relevant time, AB is the account balance at the relevant time, and D is the amount of the withdrawl.

                  Fourth, (if permitted by Section H), a Participant may withdraw all or part of the value of his account for Elective Deferrals, Company Qualified Matching Contributions and Company Qualified Nonelectivc Contributions if the Participant is age 59 1/2 or older.

                  Employee after-tax contributions (and related earnings) under Money Purchase, Profit Sharing or 401(k) Plans may be distributed at the Participant's request.

6.11     ADVANCE DISTRIBUTION FOR HARDSHIP

                  (a) For Profit Sharing Plans and 401(k) Plans (except to the extent Section 12.9 applies), if elected in Section H.6 of the Adoption Agreement, the Administrator, at the election of the Participant, shall direct the distribution to any Participant in any one Plan Year up to the lesser of 100% of the Vested interest of the Participant's Combined Account valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Withdrawal under this Section shall be authorized only if the distribution is for an immediate and heavy financial need. The Administrator will determine whether there is an immediate and heavy financial need based on the facts and circumstances. An immediate and heavy financial need includes a distribution for one of the following:

                  (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section
                  152) or necessary for these persons to obtain medical care as described in Code Section 213(d);

                  (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) Payment of tuition, related educational fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152); or

                  (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

                  (b) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

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6.12     SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS

                  (a) The provisions of this Section apply to a Participant in a Profit Sharing Plan or 401(k) Profit Sharing Plan to the extent elected in Section H.1 of the Adoption Agreement.

                  (b) If an election is made to not offer life annuities as a form of distribution, then a Participant shall be prohibited from electing benefits in the form of a life annuity and the Joint and Survivor Annuity provisions of Section 6.5 shall not apply.

                  (c) Notwithstanding anything in Sections 6.2 and 6.6 to the contrary, upon the death of a Participant, the automatic form of distribution will be a lump-sum rather than a Qualified Pre-Retirement Survivor Annuity. Furthermore, the Participant's spouse will be the Beneficiary of the Participant's entire Vested interest in the Plan unless an election is made to waive the spouse as Beneficiary. The other provisions in Section 6.2 shall be applied by treating the death benefit in this subsection as though it is a Qualified Pre-Retirement Survivor Annuity.

                  (d) Except to the extent otherwise provided in this Section, the provisions of Sections 6.2, 6.5 and 6.6 regarding spousal consent shall be inoperative with respect to this Plan.

                  (e)      If a distribution is one to which Code Sections 401
         (a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Regulation 1.411(a)-11(c) is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution.

6.13     QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

                  All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meanings set forth under Code Section 414(p).

6.14     DIRECT ROLLOVERS

                  (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a "distributee's" election under this Section, a "distributee" may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the "distributee" in a "direct rollover."

                  (b) For purposes of this Section, the following definitions shall apply:

                  (1) An "eligible rollover distribution" means any distribution described in Code Section 402(c)(4) and generally includes any distribution of all or any portion of the balance to the credit of the distributee, except that an "eligible rollover distribution" does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the "distributee" or the joint lives (or joint life expectancies) of the "distributee" and the "distributee's" designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); for distributions made after December 31, 1998, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and any other distribution reasonably expected to total less than $200 during a year.

                  (2) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified plan described in Code Section 401 (a), that accepts the "distributee's" "eligible rollover distribution." However, in the case of an "eligible rollover distribution" to the surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity.

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                  (3)      A "distributee" includes an Employee or former
                  Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                  (4) A "direct rollover" is a payment by the Plan to the "eligible retirement plan" specified by the "distributee."

6.15     TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN

                  (a) This Section shall be effective as of the following date:

                  (1) for Plans not entitled to extended reliance as described in Revenue Ruling 94-76, the first day of the first Plan Year beginning on or after December 12, 1994, or if later, 90 days after December 12, 1994; or

                  (2) for Plans entitled to extended reliance as described in Revenue Ruling 94-76, as of the first day of the first Plan Year following the Plan Year in which the extended reliance period applicable to the Plan ends. However, in the event of a transfer of assets to the Plan from a money purchase plan that occurs after the date of the most recent determination letter, the effective date of the amendment shall be the date immediately preceding the date of such transfer of assets.

                  (b) Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(1), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to after-tax voluntary Employee contributions or to a direct or indirect rollover contribution).

6.16     ELECTIVE TRANSFERS OF BENEFITS TO OTHER PLANS

                  (a) If a voluntary, fully-informed election is made by a Participant, then if the conditions set forth herein are satisfied, a Participant's entire benefit may be transferred between qualified plans (other than any direct rollover described in Q&A-3 of Regulation 1.401(a)(31)-1). As an alternative to the transfer, the Participant may elect to retain the Participant's "Section 411(d)(6) protected benefits" under the Plan (or, if the plan is terminating, to receive any optional form of benefit for which the Participant is eligible under the plan as required by Code Section 411(d)(6)). A transfer between qualified plans may only be made pursuant to this subsection if the following additional requirements are met:

                           (i) The transfer occurs at a time at which the participant's benefits are distributable. A Participant's benefits are distributable on a particular date if, on that date, the Participant is eligible, under the terms of the Plan, to receive an immediate distribution of these benefits (e.g., in the form of an immediately commencing annuity) from that plan under provisions of the plan not inconsistent with Code Section 401 (a);

                           (ii) For transfers that occur on or after January 1, 2002, the transfer occurs at a time at which the Participant is not eligible to receive an immediate distribution of the participant's entire nonforfeitable accrued benefit in a single-sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code Section 401(a)(31)(C);

                           (iii) The participant is fully Vested in the transferred benefit in the transferee plan;

                           (iv) In the case of a transfer from a defined contribution plan to a defined benefit plan, the defined benefit plan provides a minimum benefit, for each Participant whose benefits are transferred, equal to the benefit, expressed as an annuity payable at normal retirement age, that is derived solely on the basis of the amount transferred with respect to such Participant; and

                           (v) The amount of the benefit transferred, together with the amount of any contemporaneous Code
                           Section 401(a)(31) direct rollover to the transferee plan, equals the Participant's entire nonforfeitable accrued benefit under the Plan.

                  (b) If a voluntary, fully-informed election is made by a Participant, then if the conditions set forth herein are satisfied, a Participant's entire benefit may be transferred between qualified defined contribution plans (other than any direct rollover described in Q&A-3 of Regulation 1.401(a)(31)-l). As an alternative to the transfer, the Participant may elect to retain the Participant's "Section 411(d)(6) protected benefits" under the Plan (or, if the plan is

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         terminating, to receive any optional form of benefit for which the
         Participant is eligible under the plan as required by Code Section 411(d)(6)). A transfer between qualified plans may only be made pursuant to this subsection if the following additional requirements are met:

                           (i) To the extent the benefits are transferred from a money purchase pension plan, the transferee plan must be a money purchase pension plan. To the extent the benefits being transferred are part of a qualified cash or deferred arrangement under Code
                           Section 401(k), the benefits must be transferred to a qualified cash or deferred arrangement under Code
                           Section 401(k). Benefits transferred from a profit-sharing plan other than from a qualified cash or deferred arrangement, or from a stock bonus plan other than an employee stock ownership plan, may be transferred to any type of defined contribution plan; and

                           (ii)     The transfer must be made either in
                           connection with an asset or stock acquisition, merger, or other similar transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Regulation 1.410(b)-2(f)) or in connection with the Participant's change in employment status to an employment status with respect to which the Participant is not entitled to additional allocations under the Plan.

                                   ARTICLE VII
                            PLAN ADMINISTRATOR DUTIES

7.1      LIFE INSURANCE

                  (a) The Administrator pursuant to instructions from the Employer shall ratably apply for and pay all premiums on Contracts on the lives of the Participants or, in the case of Profit Sharing Plan (including a 401(k) plan), on the life of any person in whom the Participant has an insurable interest or on the joint lives of a Participant and any person in whom the Participant has an insurable interest. Any initial or additional Contract purchased on behalf of a Participant shall have a face amount of not less than the limitation of the Insurer. If a life insurance Contract is to be purchased for a Participant or Former Participant, then the aggregate premium for ordinary life insurance for each Participant or Former Participant must be less than 50% of the aggregate contributions and Forfeitures allocated to the Participant's or Former Participant's Combined Account. For purposes of this limitation, ordinary life insurance Contracts are Contracts with both non-decreasing death benefits and non-increasing premiums. If term insurance or universal life insurance is purchased, then the aggregate premium must be 25% or less of the aggregate contributions and Forfeitures allocated to the Participant's or Former Participant's Combined Account. If both term insurance and ordinary life insurance are purchased, then the premium for term insurance plus one-half of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate Employer contributions and Forfeitures allocated to the Participant's or Former Participant's Combined Account. Notwithstanding the preceding, the limitations imposed herein with respect to the purchase of life insurance shall not apply, in the case of a Profit Sharing Plan (including a 401(k) plan), to the portion of the Participant's Account that has accumulated for at least two (2) Plan Years or to the entire Participant's Account if the Participant has been a Participant in the Plan for at least five (5) years. Amounts transferred to this Plan in accordance with Section 4.6(e)(ii), (iii) or (v) and a Participant's or Former Participant's Voluntary Contribution Account may be used to purchase Contracts without limitation.

                  (b) The Administrator must distribute the Contracts to the Participant or Former Participant or convert the entire value of the Contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond commencement of benefits. Furthermore, if a Contract is purchased on the joint lives of the Participant and another person and such other person predeceases the Participant, then the Contract may not be maintained under this Plan.

                  (c) Notwithstanding anything herein above to the contrary, amounts credited to a Participant's Qualified Voluntary Employee Contribution Account pursuant to Section 4.9, shall not be applied to the purchase of life insurance Contracts. Furthermore, no life insurance Contracts shall be required to be obtained on an individual's life if, for any reason (other than the nonpayment of premiums) the Insurer will not issue a Contract on such individual's life.

                  (d) The Employer will be the owner of any life insurance Contract purchased under the terms of this Plan. The Contract must provide that the proceeds will be payable to the Administrator; however, the Administrator shall be required to pay over all proceeds of the Contract to the Participant's designated Beneficiary in accordance with the distribution provisions of Article VI. A Participant's spouse will be the designated Beneficiary pursuant to
         Section 6.2, unless a qualified election has been made in accordance with Sections 6.5 and 6.6 of the Plan, if applicable. Under no circumstances shall the Plan retain any part of the proceeds that are in excess of the cash surrender value immediately prior to death. However, the Administrator shall not pay the proceeds in a method that would violate the requirements of the Retirement Equity Act of 1984, as stated in Article VI of the Plan, or Code Section 401(a)(9) and the Regulations thereunder. In the event of any conflict between the terms of this Plan and the terms of any insurance Contract purchased hereunder, the Plan provisions shall control.

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                  (e)      No policy loans shall be permitted except to pay
         premiums on life insurance policies in the event the Employer fails to make a contribuiton in time to pay a premium due on any contract.

7.2      LOANS TO PARTICIPANTS

                  (a) The Trustee (or the Administrator if the Trustee is a nondiscretionary Trustee) may,in the Trustee's (or, if applicable, the Administrator's) sole discretion, make loans to Participants or Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time.

                  (b) Loans shall not be made to any Shareholder-Employee or Owner-Employee (including an Owner- Employee's family members as defined in Code Section 267(c)(4)) unless an exemption for such loan is obtained pursuant to Act Section 408 or such loan would otherwise not be a prohibited transaction pursuant to Code Section 4975 and Act
         Section 408.

                  (c) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) may, in accordance with a uniform and nondiscriminatory policy established by the Administrator, be limited to the lesser of:

                  (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

                  (2) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under this Plan and all other plans of the Employer.

                  (d) No Participant loans shall take into account the present value of such Participant's Qualified Voluntary Employee Contribution Account.

                  (e) Loans shall be required to provide for level amortization with payments to be made not less frequently than quarterly, over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as the "principal residence" of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. For this purpose, "principal residence" has the same meaning as "principal residence" under Code Section 1034. Notwithstanding the foregoing, loan repayments may be suspended under this Plan as permitted under Code
         Section 414(u)(4) for qualified military service.

                  (f) If the Vested interest of a Participant is used to secure any loan made pursuant to this Section, then the written (or such other form as permitted by the IRS) consent of the Participant's spouse shall be required in a manner consistent with Section 6.5(a), provided the spousal consent requirements of such Section apply to the Plan. Such consent must be obtained within the 90-day period prior to the date the loan is made. Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the death benefit or Pre-Retirement Survivor Annuity. However, unless the loan program established pursuant to this Section provides otherwise, no spousal consent shall be required under this paragraph if the total interest subject to the security is not in excess of $5,000 (or, $3,500 effective for loans made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement).

                  (g) The Administrator shall be authorized to establish a participant loan program to provide for loans under the Plan. The loan program shall be established in accordance with Department of Labor Regulation Section 2550.408(b)-1(d)(2) providing for loans by the Plan to parties-in-interest under said Plan, such as Participants or Beneficiaries. In order for the Administrator to implement such loan program, a separate written document forming a part of this Plan must be adopted, which document shall specifically include, but need not be limited to, the following:

                  (1) the identity of the person or positions authorized to administer the Participant loan program;

                  (2)      a procedure for applying for loans;

                  (3)      the basis on which loans will be approved or denied;

                  (4) limitations, if any, on the types and amounts of loans offered;

                  (5) the procedure under the program for determining a reasonable rate of interest;

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                  (6)      the types of collateral which may secure a
                  Participant loan; and

                  (7) the events constituting default and the steps that will be taken to preserve Plan assets in the event such default.

                  (h) Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section that is secured by the Participant's interest in the Plan, then a Participant's interest may be offset by the amount subject to the security to the extent there is a distributable event permitted by the Code or Regulations.

                  (i) Notwithstanding anything in this Section to the contrary, if this is an amendment and restatement of an existing Plan, any loans made prior to the date this amendment and restatement is adopted shall be subject to the terms of the Plan in effect at the time such loan was made.

7.3      MAJORITY ACTIONS

                  Except where there has been an allocation and delegation of powers, if there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.4      ADMINISTRATOR'S COMPENSATION, EXPENSES AND TAXES

                  The Administrator shall be paid such reasonable compensation as set forth in the Administrator's fee schedule (if the Administrator has such a schedule) or as agreed upon in writing by the Employer and the Administrator. However, an individual serving as Administrator who already receives full-time compensation from the Employer shall not receive compensation from this Plan. In addition, the Administrator shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Administrator. Such compensation and expenses shall be paid from the Plan Fund unless paid or advanced by the Employer. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Plan Fund or the income thereof, shall be paid from the Plan Fund.

7.5      ANNUAL REPORT OF THE ADMINISTRATOR

                  (a) Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Administrator, or its agent, shall furnish to the Employer a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

                  (1)      the net income, or loss, of the Plan Fund;

                  (2) the gains, or losses, realized by the Plan Fund upon sales or other disposition of the assets;

                  (3)      the increase, or decrease, in the value of the Plan
                  Fund;

                  (4)      all payments and distributions made from the Plan
                  Fund; and

                  (5) such further information as the Administrator deems appropriate.

                  (b) The Employer, promptly upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding on the Employer and the Administrator as to all matters contained in the statement to the same extent as if the account of the Administrator had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Administrator, the Employer and all persons having or claiming an interest in the Plan were parties. However, nothing contained in this Section shall deprive the Administrator of its right to have its accounts judicially settled if the Administrator so desires.

7.6      AUDIT

                  (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator a report of the audit setting forth the accountant's opinion as to whether any statements, schedules or lists, that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

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                  (b)      All auditing and accounting fees shall be an expense
         of and may, at the election of the Employer, be paid from the Plan
         Fund.

                  (c) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated, supervised, and subject to periodic examination by a state or federal agency, then it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

7.7      RESIGNATION, REMOVAL AND SUCCESSION OF ADMINISTRATOR OR TRUSTEE

                  (a) Unless otherwise agreed to by both the Administrator or Trustee and the Employer, an Administrator or Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of resignation.

                  (b) Unless otherwise agreed to by both the Administrator or Trustee and the Employer, the Employer may remove a Trustee at any time by delivering to the Administrator or Trustee, at least thirty
         (30) days before its effective date, a written notice of such Administrator or Trustee's removal.

                  (c) Upon the death, resignation, incapacity, or removal of any Administrator or Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as an Administrator or Trustee herein. Until such a successor is appointed, any remaining Administrator or Trustees shall have full authority to act under the terms of the Plan.

                  (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of an Administrator or Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as Administrator or Trustee herein immediately upon the death, resignation, incapacity, or removal of the predecessor.

                  (e) Whenever any Administrator or Trustee hereunder ceases to serve as such, the Administrator or Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which the individual or entity served as Administrator or Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 7.5 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 7.5 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 7.5 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Administrator or Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by
         Section 7.5 and this subparagraph.

7.8      TRANSFER OF INTEREST

                  Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the interest, if any, of a Participant to another trust forming part of a pension, profit sharing, or stock bonus plan that meets the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

7.9      ADMINISTRATOR AND TRUSTEE INDEMNIFICATION

                  The Employer agrees to indemnify and hold harmless the Administrator and Trustee (if applicable) against any and all claims, losses, damages, expenses and liabilities they may incur in the exercise and performance of their powers and duties hereunder, unless the same are determined to be due to gross negligence or willful misconduct.

7.10     EMPLOYER SECURITIES AND REAL PROPERTY

                  The Trustee shall be empowered to acquire and hold "qualifying Employer securities" and "qualifying Employer real property," as those terms are defined in the Act. However, no more than one hundred percent (100%), in the case of a Profit Sharing Plan or 401(k) Plan, or ten percent (10%), in the case of a Money Purchase Plan, of the fair market value of all the assets in the Plan Fund may be invested in "qualifying Employer securities" and "qualifying Employer real property."

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                  Notwithstanding the preceding, for Plan Years beginning after
December 31, 1998, if the Plan does not permit Participants to direct the investment of their Participants' Elective Deferral Accounts, then the Trustee shall only be permitted to acquire or hold "qualifying Employer securities" and "qualifying Employer real property" to the extent permitted under Act Section 407.

7.11     COLLECTIVE INVESTMENT FUND

                  The investment of Plan assets in a separate investment account which purchases units of a collective investment fund, and the commingling of the Plan's assets with other plans' assets for investment purposes is allowed under this Plan. The named Trustee of the collective investment fund shall be the investment manager of the Plan assets placed in the collective investment fund and the governing documents of any such collective investment fund in which Plan assets are invested shall be incorporated and considered part of this Plan document.

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND MERGERS

8.1      AMENDMENT

                  (a) The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment that affects the rights, duties or responsibilities of the Administrator may only be made with the Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Administrator shall not be required to execute any such amendment unless the amendment affects the duties of the Administrator hereunder.

                  (b) The Employer may (1) change the choice of options in the Adoption Agreement, (2) add any addendum to the Adoption Agreement that is specifically permitted pursuant to the terms of the Plan; (3) add overriding language to the Adoption Agreement when such language is necessary to satisfy Code Sections 415 or 416 because of the required aggregation of multiple plans, and (4) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), will no longer participate in this Prototype Plan and this Plan will be considered to be an individually designed plan. Notwithstanding the preceding, the attachment to the Adoption Agreement of any addendum specifically authorized by the Plan or a list of any "Section 411(d)(6) protected benefits" which must be preserved shall not be considered an amendment to the Plan.

                  (c) The Employer expressly delegates authority to the sponsor of this Prototype Plan, the right to amend each Employer's Plan by submitting a copy of the amendment to each Employer who has adopted this Prototype Plan, after first having received a ruling or favorable determination from the Internal Revenue Service that the Prototype Plan as amended qualifies under Code Section 401(a) and the Act (unless a ruling or determination is not required by the IRS).

                  (d) No amendment to the Plan shall be effective if it authorizes or permits any part of the Plan Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Plan Fund to revert to or become property of the Employer.

                  (e) Except as permitted by Regulations (including Regulation 1.411(d)-4) or other IRS guidance, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" which results in a further restriction on such benefits unless such "Section 411(d)(6) protected benefits" are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. A Plan amendment that eliminates or restricts the ability of a Participant to receive payment of the Participant's interest in the Plan under a particular optional form of benefit will be permissible if the amendment satisfies the conditions in (1) and (2) below:

                           (1)      The amendment provides a single-sum
                           distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

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                           (2)      The amendment is not effective unless the
                           amendment provides that the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of: (i) the ninetieth (90th) day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the Act requirements at 29 CFR 2520.104b-3 (relating to a summary of material modifications) or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

8.2      TERMINATION

                  (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture, and all unallocated amounts, including Forfeitures, shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

                  (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner that is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash (or in property if permitted in the Adoption Agreement) or through the purchase of irrevocable nontransferable deferred commitments from the Insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 41l(d)(6) protected benefits" as described in Section 8.l(e).

8.3      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

                  This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(e).

                                   ARTICLE IX
                              TOP-HEAVY PROVISIONS

9.1      TOP-HEAVY PLAN REQUIREMENTS

                  For any Top-Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.3(f) of the Plan. Except as otherwise provided in the Plan, the minimum allocation shall be an Employer Non-Elective Contribution and, if no vesting schedule has been selected in Section E.3 of the Adoption Agreement, shall be subject to the 6 Year Graded vesting schedule described in Section E.3.b of the Adoption Agreement.

9.2      DETERMINATION OF TOP-HEAVY STATUS

                  (a) This Plan shall be a Top-Heavy Plan for any plan year beginning after December 31, 1983, if any of the following conditions exists:

                  (1) if the "Top-Heavy ratio" for this Plan exceeds sixty percent (60%) and this Plan is not part of any "required aggregation group" or "permissive aggregation group";

                  (2) if this Plan is a part of a "required aggregation group" but not part of a "permissive aggregation group" and the "Top-Heavy ratio" for the group of plans exceeds sixty percent (60%); or

                  (3) if this Plan is a part of a "required aggregation group" and part of a "permissive aggregation group" and the "Top-Heavy ratio" for the "permissive aggregation group" exceeds sixty percent (60%).

                  (b) "Top-Heavy ratio" means, with respect to a "determination date":

                  (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan (as defined in Code Section 408(k))) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the "determination date" has or has had accrued benefits, the Top-Heavy ratio for this plan alone or for the "required aggregation group" or "permissive aggregation group" as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the "determination date" (including any part of any account balance distributed in the 5-year period ending on the "determination date"), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the "determination date"), both computed in accordance with Code
                  Section 416 and the Regulations

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                  thereunder. Both the numerator and denominator of the
                  Top-Heavy ratio are increased to reflect any contribution not actually made as of the "determination date," but which is required to be taken into account on that date under Code
                  Section 416 and the Regulations thereunder.

                  (2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the "determination date" has or has had any accrued benefits, the Top-Heavy ratio for any "required aggregation group" or "permissive aggregation group" as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the "determination date," and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (1) above, and the "present value" of accrued benefits under the defined benefit plan or plans for all participants as of the "determination date," all determined in accordance with Code Section 416 and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                  (3) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent "valuation date" that falls within or ends with the 12-month period ending on the "determination date," except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the plan at any time during the 5-year period ending on the "determination date" will be disregarded. The calculation of the Top-Heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code
                  Section 416 and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the "determination dates" that fall within the same calendar year.

                  The accrued benefit of a participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

                  (c) "Determination date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, "determination date" means the last day of that Plan Year.

                  (d) "Permissive aggregation group" means the "required aggregation group" of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (e) "Present value" means the present value based only on the interest and mortality rates specified in the Adoption Agreement.

                  (f) "Required aggregation group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in
         (1) to meet the requirements of Code Sections 401(a)(4) or 410.

                  (g)      "Valuation date" means the "Determination Date."

                                    ARTICLE X
                                  MISCELLANEOUS

10.1     EMPLOYER ADOPTIONS

                  (a) Any organization may become the Employer hereunder by executing the Adoption Agreement in a form satisfactory to the Administrator, and it shall provide such additional information as the Administrator may require. The consent of the Administrator to act as such shall be signified by its execution of the Adoption Agreement or a separate agreement (including, if elected in the Adoption Agreement, a separate trust agreement).

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                  (b)      Except as otherwise provided in this Plan, the
         affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other employer and its participants hereunder.

10.2     PARTICIPANT'S RIGHTS

                  This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan.

10.3     ALIENATION

                  (a) Subject to the exceptions provided below and as otherwise permitted by the Code and the Act, no benefit which shall be payable to any person (including a Participant or the Participant's Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

                  (b) Subsection (a) shall not apply to the extent a Participant or Beneficiary is indebted to the Plan by reason of a loan made pursuant to Section 7.2. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such portion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given notice by the Administrator that such indebtedness is to be so paid in whole or part from the Participant's interest in the Plan. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Participant's interest in the Plan, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.10 and 2.11.

                  (c) Subsection (a) shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

                  (d) Notwithstanding any provision of this Section to the contrary, an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

10.4     CONSTRUCTION OF PLAN

                  This Plan and Trust shall be construed and enforced according to the Code, the Act and the laws of the state or commonwealth in which the Employer's (or if there is a corporate Trustee, the Trustee's) principal office is located (unless otherwise designated in the Adoption Agreement), other than its laws respecting choice of law, to the extent not pre-empted by the Act.

10.5     GENDER AND NUMBER

                  Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

10.6     LEGAL ACTION

                  In the event any claim, suit, or proceeding is brought regarding the Plan established hereunder to which the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Employer or the Administrator, they may be entitled to be reimbursed from the Plan Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

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10.7     PROHIBITION AGAINST DIVERSION OF FUNDS

                  (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Plan Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries.

                  (b) In the event the Employer shall make a contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Administrator shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

                  No Contract will be purchased under the Plan unless such Contract of separate definite written agreement between the Employer and the Insurer provides that: (1) no value under contracts providing benefits under the Plan or credits determined by the Insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such Contracts may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. Premiums or other consideration received by the insurance company must be allocated to Participants' accounts under the Plan.

                  (c) Except as specifically stated in the Plan, any contribution made by the Employer to the Plan (if the Employer is not tax-exempt) is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Administrator shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

10.8     EMPLOYER'S, ADMINISTRATOR'S AND TRUSTEE'S PROTECTIVE CLAUSE

                  The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the Insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

10.9     INSURER'S PROTECTIVE CLAUSE

                  Except as otherwise agreed upon in writing between the Employer and the Insurer, an Insurer which issues any Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The Insurer shall be protected and held harmless in acting in accordance with any written direction of the Administrator or Trustee, and shall have no duty to see to the application of any funds paid to the Administrator, nor be required to question any actions directed by the Administrator. Regardless of any provision of this Plan, the Insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the Insurer.

10.10    RECEIPT AND RELEASE FOR PAYMENTS

                  Any payment to any Participant, the Participant's legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Administrator and the Employer.

10.11    ACTION BY THE EMPLOYER

                  Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.12    NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

                  The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee (if the Trustee has discretionary authority as elected in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee), and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under the Plan; and shall have the sole authority to

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appoint and remove the Trustee and the Administrator; to formulate the Plan's
"funding policy and method"; and to amend the elective provisions of the Adoption Agreement or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. If the Trustee has discretionary authority, it shall have the sole responsibility of management of the assets held under the Plan, except those assets, the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Plan Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

10.13    HEADINGS

                  The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.14    APPROVAL BY INTERNAL REVENUE SERVICE

                  Notwithstanding anything herein to the contrary, if, pursuant to a timely application filed by or on behalf of the Plan, the Commissioner of the Internal Revenue Service or the Commissioner's delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to a Plan amendment, then the Plan shall operate as if it had not been amended. If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

10.15    UNIFORMITY

                  All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

10.16    PAYMENT OF BENEFITS

                  Except as otherwise provided in the Plan, benefits under this Plan shall be paid, subject to Sections 6.10, 6.11 and 12.9, only upon death, Total and Permanent Disability, normal or early retirement, termination of employment, or termination of the Plan.

10.17    BONDING

                  The Administrator, and any other fiduciary, officer of the Company and Employee of the Company who handles funds of the Plan shall be bonded as required by ERISA. Such bond shall protect the Plan against loss by reason of acts of fraud or dishonesty by such persons directly or through the connivance of others. The amount of the bond shall not be less than 10 percent of the value of the Contract at the beginning of the Year nor more than $500,000. In no event shall the bond be less than $1000. If the Secretary of U.S. Department of Labor prescribes an amount in excess if $500,000, however, a bond in the prescribed amount shall be obtained.

                                   ARTICLE XI
                             PARTICIPATING EMPLOYERS

11.1     ELECTION TO BECOME A PARTICIPATING EMPLOYER

                  Notwithstanding anything herein to the contrary, with the consent of the Employer, any Affiliated Employer may adopt the Employer's Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer. Regardless of the preceding, an entity that ceases to be an Affiliated Employer may continue to be a Participating Employer through the end of the transition period for certain dispositions set forth in Code Section 410(b)(6)(C). In the event a Participating Employer is not an Affiliated Employer and the transition period in the preceding sentence, if applicable, has expired, then this Plan will be considered an individually designed plan.

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11.2     REQUIREMENTS OF PARTICIPATING EMPLOYERS

                  (a) Each Participating Employer shall be required to select the same Adoption Agreement provisions as those selected by the Employer other than the Plan Year, the Fiscal Year, and such other items that must, by necessity, vary among employers.

                  (b) The Administrator may, but shall not be required to, commingle, hold and invest as one Plan Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

                  (c) Unless the Employer otherwise directs, any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3     DESIGNATION OF AGENT

                  Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for purposes of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates otherwise, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4     EMPLOYEE TRANSFERS

                  In the event an Employee is transferred between Participating Employers, accumulated service and eligibility shall be carried with the Employee involved. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

11.5     PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES

                  Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. However, if a Participating Employer is not an Affiliated Employer (due to the transition rule for certain dispositions set forth in Code Section 410(b)(6)(C)) then any contributions made by such Participating Employer will only be allocated among the Participants eligible to share of the Participating Employer. On the basis of the information furnished by the Employer, the Administrator may keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Administrator may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Participating Employer shall immediately notify the Administrator thereof.

11.6     AMENDMENT

                  Amendment of this Plan by the Employer at any time when there shall be a Participating Employer that is an Affiliated Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Administrator where such consent is necessary in accordance with the terms of this Plan.

11.7     DISCONTINUANCE OF PARTICIPATION

                  Any Participating Employer that is an Affiliated Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Administrator. The Administrator shall thereafter transfer, deliver and assign Contracts and other Plan Fund assets allocable to the Participants of such Participating Employer to such new administrator as shall have been designated by such Participating Employer, in the event that it has established a separate qualified retirement plan for its employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(e). If no successor is designated, the Administrator shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Plan Fund as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the employees of such Participating Employer.

11.8     ADMINISTRATOR'S AUTHORITY

                  The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

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                                   ARTICLE XII
                           CASH OR DEFERRED PROVISIONS

                  Except as specifically provided elsewhere in this Plan, the provisions of this Article shall apply with respect to any 401 (k) Profit Sharing Plan regardless of any provisions in the Plan to the contrary.

12.1     FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

                  (a) For each Plan Year, the Employer will (or may with respect to any discretionary contributions) contribute to the Plan:

                  (1) The amount of the total salary reduction elections of all Participants made pursuant to Section 12.2(a), which amount shall be deemed Elective Deferrals, plus

                  (2) If elected in Section G.3 of the Adoption Agreement, a matching contribution equal to the percentage, if any, specified in Section G.3 of the Adoption Agreement of the Elective Deferrals of each Participant eligible to share in the allocations of the matching contribution, which amount shall be deemed an Employer's matching contribution or Qualified Matching Contribution as elected in Section G.3 of the Adoption Agreement, plus

                  (3) If elected in Section G.3 of the Adoption Agreement a Prevailing Wage Contribution or a discretionary amount determined each year by the Employer, which amount if any, shall be deemed an Employer's Non-Elective Contribution, plus

                  (4) If elected in Section G6 of the Adoption Agreement, a Qualified Non-Elective Contribution.

                  (b) Notwithstanding the foregoing, if the Employer is not a tax-exempt entity, then the Employer's contributions for any Fiscal Year may generally not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the Top-Heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount that is deductible under Code Section 404. All contributions by the Employer shall be made in cash or in Employer securities as is acceptable to the Administrator, Trustee and Insurer.

12.2     PARTICIPANT'S SALARY REDUCTION ELECTION

                  (a) Each Participant may elect to defer a portion of Compensation which would have been received in the Plan Year, but for the salary reduction election, subject to the limitations of this Section and Section G.I .p of the Adoption Agreement. A salary reduction election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the later of the date the Employer adopts this cash or deferred arrangement or the date such arrangement first became effective. Any elections made pursuant to this Section shall become effective as soon as is administratively feasible. If the automatic election option is elected in the Adoption Agreement, then in the event a Participant fails to make a deferral election and does not affirmatively elect to receive cash, such Participant shall be deemed to have made a deferral election equal to the percentage of Compensation set forth in the Adoption Agreement. The automatic election may, in accordance with procedures established by the Administrator, be applied to all Participants or to Eligible Employees who become Participants after a certain date. For purposes of this Section, the annual dollar limitation of Code Section 401(a)(17) ($150,000 as adjusted) shall not apply.

                           Additionally, if elected in Section G.l.d of the Adoption Agreement, each Participant may elect to defer a different percentage or amount of any cash bonus to be paid by the Employer during the Plan Year. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executes such election.

                           The amount by which Compensation and/or cash bonuses are reduced shall be that Participant's Elective Deferrals and shall be treated as an Employer contribution and allocated to that Participant's Elective Deferral Account.

                           Once made, a Participant's election to reduce Compensation shall remain in effect until modified or terminated. Modifications may be made as specified in Section G.I of the Adoption Agreement, and terminations may be made at any time. Any modification or termination of an election will become effective as soon as is administratively feasible.

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                  (b)      The balance in each Participant's Elective Deferral
         Account, Qualified Matching Contribution Account and Qualified Non-Elective Contribution Account shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason.

                  (c) Amounts held in a Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account may only be distributable as provided in (4), (5) or (6) below or as provided under the other provisions of this Plan, but in no event prior to the earlier of the following events or any other events permitted by the Code or Regulations:

                  (1) the Participant's separation from service, Total and Permanent Disability, or death;

                  (2)      the Participant's attainment of age 59 1/2;

                  (3) the proven financial hardship of the Participant, subject to the limitations of Section 12.9;

                  (4) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer. For this purpose, a defined contribution does not include an employee stock ownership plan (as defined in Code Section 4975(e)(7) or 409), a simplified employee pension plan (as defined in Code Section 408(k)), or a SIMPLE individual retirement account plan (as defined in Code Section 408(p));

                  (5) the date of the sale by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

                  (6) the date of the sale by the Employer or an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity that is not an Affiliated Employer with respect to a Participant who continues employment with such subsidiary.

                  Distributions that are made because of (4), (5), or (6) above must be made in a lump-sum.

                  (d) A Participant's "elective deferrals" made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan during any calendar year shall not exceed the dollar limitation imposed by Code Section 402(g), as in effect at the beginning of such calendar year. This dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations. For this purpose, "elective deferrals" means, with respect to a calendar year, the sum of all employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any salary reduction simplified employee pension (as defined in Code Section 408(k)(6)), any SIMPLE IRA plan described in Code Section 408(p), any eligible deferred compensation plan under Code Section 457, any plans described under Code Section 50l(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. "Elective deferrals" shall not include any deferrals properly distributed as excess "Annual Additions" pursuant to Section 4.5.

                  (e) If a Participant participating in plans of more than one employer has Excess Deferrals for a taxable year, the Participant may, not later than March 1st following the close of such taxable year, notify the Administrator in writing of such excess and request that the Participant's Elective Deferrals under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the distribution of such excess amount (and any "Income" allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferrals and "Income" shall be treated as a pro rata distribution of Excess Deferrals and "Income." The amount distributed shall not exceed the Participant's Elective Deferrals under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

                  (1) the Participant shall designate the distribution as Excess Deferrals;

                  (2) the distribution must be made after the date on which the Plan received the Excess Deferrals; and

                  (3) the Plan must designate the distribution as a distribution of Excess Deferrals.

                           Regardless of the preceding, if a Participant has Excess Deferrals solely from elective deferrals made under this Plan or any other plan maintained by the Employer, a Participant will be deemed to have notified the

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         Administrator of such excess amount and the Administrator shall direct the distribution of such Excess Deferrals in a manner consistent with the provisions of this subsection.

                           Any distribution made pursuant to this subsection shall be made first from unmatched Elective Deferrals and, thereafter, from Elective Deferrals which are matched. Matching contributions which relate to Excess Deferrals that are distributed pursuant to this
         Section 12.2(e) shall be treated as a Forfeiture to the extent required pursuant to Code Section 401(a)(4) and the Regulations thereunder.

                  For the purpose of this subsection, "Income" means the amount of income or loss allocable to a Participant's Excess Deferrals. However, "Income" for the period between the end of the taxable year of the Participant and the date of the distribution (the "gap period") is not required to be distributed.

                  (f) Notwithstanding the preceding, a Participant's Excess Deferrals shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Deferrals pursuant to Section 12.5(a) for the Plan Year beginning with or within the taxable year of the Participant.

                  (g) In the event a Participant has received a hardship distribution pursuant to Regulation 1.401 (k)-1 (d)(2)(iii)(B) from any other plan maintained by the Employer or from the Participant's Elective Deferral Account pursuant to Section 12.9, after-tax employee contributions or Participant Matched Contributions, then such Participant shall not be permitted to elect to have Elective Deferrals contributed to the Plan for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Elective Deferrals, if any, made pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

                  (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Deferral Account shall be used to provide benefits to the Participant or the Participant's Beneficiary.

                  (i) If during a Plan Year, it is projected that the aggregate amount of Elective Deferrals to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 12.4, then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest actual deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in
         Section 12.4. Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred by Highly Compensated Participants.

                  (j) The Employer and the Administrator shall establish procedures necessary to implement the salary reduction elections provided for herein. Such procedures may contain limits on salary deferral elections such as limiting elections to whole percentages of Compensation or to equal dollar amounts per pay period that an election is in effect.

12.3     ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

                  (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit all amounts allocated to each such Participant as set forth herein.

                  (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate contributions as follows:

                  (1)      With respect to Elective Deferrals made pursuant to
                  Section 12.1(a)(l), to each Participant's Elective Deferral Account in an amount equal to each such Participant's Elective Deferrals for the year.

                  (2) With respect to the Employer's matching contribution made pursuant to Section 12.1(a)(2), to each Participant's Account, or Participant's Qualified Matching Contribution Account, as elected in Section G.3 of the Adoption Agreement, in accordance with Section 12.1(a)(2).

                  Except, however, in order to be entitled to receive any Employer matching contribution, a Participant must satisfy the conditions for sharing in the Employer matching contribution as set forth in the Adoption Agreement. Furthermore, regardless of any election in Section G.4 of the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

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                  (3)      With respect to the Employer's Non-Elective
                  Contribution made pursuant to Section 12.1(a)(3), to each Participant's Account in accordance with the provisions of
                  Section 4.3(b)(2) or (3) whichever is applicable.

                  (4) With respect to the Employer's Qualified Non-Elective Contribution made pursuant to Section 12.1(a)(4), to each Participant's (excluding Highly Compensated Employees, if elected in Section G.6 of the Adoption Agreement) Qualified Non-Elective Contribution Account in accordance with the Adoption Agreement.

                  (c) Notwithstanding anything in the Plan to the contrary, in determining whether a Non-Key Employee has received the required minimum allocation pursuant to Section 4.3(e) such Non-Key Employee's Elective Deferrals and matching contributions used to satisfy the ADP tests in Section 12.4 or the ACP tests in Section 12.6 shall not be taken into account.

                  (d) Notwithstanding anything herein to the contrary, Participants who terminated employment during the Plan Year shall share in the salary deferral contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

                  (e) Notwithstanding anything herein to the contrary (other than Sections 4.3(f) and 12.3(f), Participants shall only share in the allocations of the Employer's matching contribution made pursuant to Section 12.1(a)(2), the Employer's Non-Elective Contributions made pursuant to Section 12.1(a)(3), the Employer's Qualified Non-Elective Contribution made pursuant to Section 12.1(a)(4), and Forfeitures as provided in Section G.2 of the Adoption Agreement. If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than 500 Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in Section D.2.b of the Adoption Agreement) during the Plan Year or who is employed on the last day of the Plan Year. Furthermore, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (f) Notwithstanding anything in this Section to the contrary, the provisions of this subsection apply for any Plan Year if the Plan fails to satisfy the "ratio percentage test" due to a last day of the Plan Year allocation condition or an Hours of Service (or months of service) allocation condition. A plan satisfies the "ratio percentage test" if, on the last day of the Plan Year, the "benefiting ratio" of the Non-Highly Compensated Employees who are "includible" is at least 70% of the "benefiting ratio" of the Highly Compensated Employees who are "includible." The "benefiting ratio" of the Non-Highly Compensated Employees is the number of "includible" Non-Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Employees who are Non-Highly Compensated Employees. The "benefiting ratio" of the Highly Compensated Employees is the number of Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Highly Compensated Employees. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Article III; and (2) any Employee who incurs a separation from service during the Plan Year and fails to complete at least 501 Hours of Service (or three (3) months of service if the Elapsed Time Method is being used) during such Plan Year.

                  For purposes of this subsection, an Employee is "benefiting" under the Plan on a particular date if, under the Plan, the Employee is entitled to an Employer contribution or an allocation of Forfeitures for the Plan Year.

                  If this subsection applies, then the then the following rules will apply:

                  (1) The group of Participants eligible to share in the Employer's contributions or Forfeitures for the Plan Year will be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above.The specific Participants who shall become eligible under the terms of this paragraph shall be those who have not separated from service prior to the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                  (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution or Forfeitures for the Plan Year shall be further expanded to include the minimum of Participants who have separated from service prior to the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before separation from service.

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                  Nothing in this subsection shall permit the reduction of a
         Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount that would be deductible under Code Section 404. Such allocation adjustment must be made by the last day of the Plan Year.

12.4     ACTUAL DEFERRAL PERCENTAGE TESTS

                  (a) Except as otherwise provided herein, this subsection applies if the Prior Year Testing method is elected in Section I.2 of the Adoption Agreement. The "Actual Deferral Percentage" (hereinafter "ADP") for a Plan Year for Participants who are Highly Compensated Employees (hereinafter "HCEs") for each Plan Year and the prior year's ADP for Participants who were Non-Highly Compensated Employees (hereinafter "NHCEs") for the prior Plan Year must satisfy one of the following tests:

                  (1) The ADP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or

                  (2) The ADP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are HCEs docs not exceed the prior year's ADP for Participants who were NHCEs in the prior Plan Year by more than two (2) percentage points.

                  Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year in which the Plan permits any Participant to make Elective Deferrals, the ADP for the prior year's NHCEs shall be deemed to be three percent (3%) unless the Employer has elected in Section I.2.c of the Adoption Agreement to use the current Plan Year's ADP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to IRS Notice 98-1 (or superseding guidance).

                  (b) Notwithstanding the foregoing, if the Current Year Testing method is elected in Section 1.2.C of the Adoption Agreement, the ADP tests in (a)(1) and (a)(2), above shall be applied by comparing the current Plan Year's ADP for Participants who are HCEs with the current Plan Year's ADP (rather than the prior Plan Year's ADP) for Participants who are NHCEs for the current Plan Year. Once made, this election can only be changed if the Plan meets the requirements for changing to the Prior Year Testing method set forth in IRS Notice 98-1 (or superseding guidance). Furthermore, this Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the date the Employer adopts its GUST restated plan.

                  (c) This subsection applies to prevent the multiple use of the test set forth in subsection (a)(2) above. Any HCE eligible to make Elective Deferrals pursuant to Section 12.2 and to make after-tax voluntary Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer, shall have either the actual deferral ratio adjusted in the manner described in Section 12.5 or the actual contribution ratio adjusted in the manner described in Section 12.7 so that the "Aggregate Limit" is not exceeded pursuant to Regulation 1.401(m)-2. The amounts in excess of the "Aggregate Limit" shall be treated as either an Excess Contribution or an Excess Aggregate Contribution. The ADP and ACP of the HCEs are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or ACP of the HCEs does not exceed
         1.25 multiplied by the ADP and ACP of the NHCEs.

                           "Aggregate Limit" means the sum of (i) 125 percent of the greater of the ADP of the NHCEs for the prior Plan Year or the ACP of such NHCEs under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement and (ii) the lesser of 200% or two (2) plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (i) above, and "greater" is substituted for "lesser" after "two (2) plus the" in (ii) above if it would result in a larger Aggregate Limit. If the Employer has elected in Section I.2.c of the Adoption Agreement to use the Current Year Testing method, then in calculating the "Aggregate Limit" for a particular Plan Year, the NHCEs ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

                  (d) A Participant is an HCE for a particular Plan Year if the Participant meets the definition of an HCE in effect for that Plan Year. Similarly, a Participant is an NHCE for a particular Plan Year if the Participant does not meet the definition of an HCE in effect for that Plan Year.

                  (e) For the purposes of this Section and Section 12.5, ADP means, for a specific group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Plan on behalf of such Participant for the Plan Year to (2) the Participant's 414(s) Compensation for such Plan Year. Employer contributions on behalf of any participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Deferrals of

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         HCEs), but excluding (i) Excess Deferrals of NHCEs that arise solely from Elective Deferrals made under the plan or plans of this Employer and (ii) Elective Deferrals that are taken into account in the ACP tests set forth in Section 12.6 (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions to the extent such contributions are not used to satisfy the ACP test.

                           The actual deferral ratio for each Participant and the ADP for each group shall be calculated to the nearest one-hundredth of one percent. Elective Deferrals allocated to each Highly Compensated Participant's Elective Deferral Account shall not be reduced by Excess Deferrals to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

                  (f) For purposes of this Section and Section 12.5, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make salary deferrals pursuant to Section 12.2 for the Plan Year. Such Participants who fail to make Elective Deferrals shall be treated for ADP purposes as Participants on whose behalf no Elective Deferrals are made.

                  (g) In the event this Plan satisfies the requirements of Code Sections 401(a)(4), 401(k), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Any adjustments to the NHCE ADP for the prior year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ADP testing method.

                  (h) The ADP for any Participant who is an HCE for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to such Participant's accounts under two (2) or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement for purposes of determining such HCE's actual deferral ratio. However, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Code Section 401.

                  (i) For purposes of determining the ADP and the amount of Excess Contributions pursuant to Section 12.5, only Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve
         (12) month period immediately following the Plan Year to which the contributions relate shall be considered.

                  (j) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.5 may be applied separately (or will be applied separately to the extent required by Regulations) to each "plan" within the meaning of Regulation 1.401 (k)-1 (g)(11) and Regulation 1.401 (k). Furthermore, for Plan Years beginning after December 31, 1998, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A).

12.5     ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

                  (a) In the event (or, with respect to subsection (c) when the Prior Year Testing method is being used, if it is anticipated) that for Plan Years beginning after December 31, 1996, the Plan does not satisfy one of the tests set forth in Section 12.4, the Administrator shall adjust Excess Contributions or the Employer shall make contributions pursuant to the options set forth below or any combination thereof. However, if the Prior Year testing method is being used and it is anticipated that the Plan might not satisfy one of such tests, then the Employer may make contributions pursuant to the options set forth in subsection (c) below.

                  (b) On or before the fifteenth day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, the Highly Compensated Participant allocated the largest amount of Elective Deferrals shall have a portion of such Elective Deferrals (and "Income" allocable to such amounts) distributed (and/or, at the Participant's election, recharacterized as a after-tax voluntary Employee contribution pursuant to Section 4.8) until the total amount of Excess Contributions has been distributed, or until the amount of the Participant's Elective Deferrals equals the Elective Deferrals of the Highly Compensated Participant having the next largest amount of Elective Deferrals allocated. This process shall continue until the total amount of Excess Contributions has been distributed. Any distribution and/or recharacterization of Excess Contributions shall be made in the following order:

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                  (1)      With respect to the distribution of Excess
                  Contributions, such distribution:

                           (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                           (ii) shall be made first from unmatched Elective Deferrals and, thereafter, simultaneously from Elective Deferrals which are matched and matching contributions which relate to such Elective Deferrals. Matching contributions which relate to Excess Contributions shall be forfeited unless the related matching contribution is distributed as an Excess Aggregate Contribution pursuant to Section 12.7;

                           (iii)    shall be adjusted for "Income"; and

                           (iv) shall be designated by the Employer as a distribution of Excess Contributions (and "Income").

                  (2) With respect to the recharacterization of Excess Contributions pursuant to (a) above, such recharacterized amounts:

                           (i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                           (ii) shall not exceed the amount of Elective Deferrals on behalf of any Highly Compensated Participant for any Plan Year;

                           (iii) shall be treated as after-tax voluntary Employee contributions for purposes of Code Section 401(a)(4) and Regulation 1.401(k)-1(b). However, for purposes of Sections 4.3(e) and 9.2 (Top-Heavy rules), recharacterized Excess Contributions continue to be treated as Employer contributions that are Elective Deferrals. Excess Contributions (and "Income" attributable to such amounts) recharacterized as after-tax voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Section 12.2(c); and

                           (iv)     are not permitted if the amount
                           recharacterized plus after-tax voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of after-tax voluntary Employee contributions (determined prior to application of Section 12.6) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization.

                  (3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and "Income."

                  (4) For the purpose of this Section, "Income" means the income or losses allocable to Excess Contributions. However, "Income" for the period between the end of the Plan Year and the date of the distribution (the "gap period") is not required to be distributed.

                  (5) Excess Contributions shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

                  (c) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contributions shall be allocated to the Qualified Non-Elective Contribution Account or Qualified Matching Contribution Account of each Non-Highly Compensated Participant eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and to which provision it relates.

                  (1) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (2) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (3) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amount (per capita).

                  (4) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (5) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied).

                  (6) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (7) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants.

                  (8) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (9) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied).

                  (10) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (d) if during a Plan Year, it is projected that the aggregate amount of Elective Deferrals to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 12.4, then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest actual deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in
         Section 12.4. Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred by Highly Compensated Participants.

                  (e) Any Excess Contributions (and "Income") which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.6     ACTUAL CONTRIBUTION PERCENTAGE TESTS

                  (a) Except as otherwise provided herein, this subsection applies if the Prior Year Testing method is elected in Section I.2.b of the Adoption Agreement. The "Actual Contribution Percentage" (hereinafter "ACP") for Participants who are Highly Compensated Employees (hereinafter "HCEs") for each Plan Year and the prior year's ACP for Participants who were Non-Highly Compensated Employees (hereinafter "NHCEs") for the prior Plan Year must satisfy one of the following tests:

                  (1) The ACP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or

                  (2) The ACP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are HCEs does not exceed the prior year's ACP for Participants who were NHCEs in the prior Plan Year by more than two (2) percentage points.

                  Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year in which the Plan permits any Participant to make Employee contributions, provides for matching contributions, or both, the ACP for the prior year's NHCEs shall be deemed to be three percent (3%) unless the Employer has elected in Section I.2.c of the Adoption Agreement to use the current Plan Year's ACP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to IRS Notice 98-1 (or superseding guidance).

                  (b) Notwithstanding the preceding, if the Current Year Testing method is elected in the Adoption Agreement, the ACP tests in
         (a)(1) and (a)(2), above shall be applied by comparing the current Plan Year's ACP for Participants who are HCEs with the current Plan Year's ACP (rather than the prior Plan Year's ACP) for Participants who are NHCEs for the current Plan Year. Once made, this election can only be changed if the Plan meets the requirements for changing to the Prior Year Testing method set forth in IRS Notice 98-1 (or superseding guidance). Furthermore, this Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the date the Employer adopts its GUST restated plan.

                  (c) This subsection applies to prevent the multiple use of the test set forth in subsection (a)(2) above. Any HCE eligible to make Elective Deferrals pursuant to Section 12.2 and to make after-tax voluntary Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer, shall have either the actual deferral ratio adjusted in the manner described in Section 12.5 or the actual contribution ratio reduced in the manner described in Section 12.7 so that the "Aggregate Limit" is not exceeded pursuant to Regulation 1,401(m)-2. The amounts in excess of the "Aggregate Limit" shall be treated as either an Excess Contribution or an Excess Aggregate Contribution. The ADP and ACP of the HCEs are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such test for the Plan Year. Multiple use does not occur if either the ADP or ACP of the HCEs does not exceed
         1.25 multiplied by the ADP and ACP of the NHCEs.

         "Aggregate Limit" means the sum of (i) 125 percent of the greater of the ADP of the NHCEs for the Plan Year or the ACP of such NHCEs under the plan subject to Code Section 401 (m) for the Plan Year beginning with or within the

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         prior Plan Year of the cash or deferred arrangement and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (i) above, and "greater" is substituted for "lesser" after "two plus the" in (ii) above if it would result in a larger Aggregate Limit. If the Employer has elected in the Adoption Agreement to use the Current Year Testing method, then in calculating the "Aggregate Limit" for a particular Plan Year, the NHCEs ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

                  (d) A Participant is a Highly Compensated Employee for a particular Plan Year if the Participant meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-highly Compensated Employee for a particular Plan Year if the Participant does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                  (e) For the purposes of this Section and Section 12.7, ACP for a specific group of Participants for a Plan Year means the average of the "Contribution Percentages" (calculated separately for each Participant in such group). For this purpose, "Contribution Percentage" means the ratio (expressed as a percentage) of the Participant's "Contribution Percentage Amounts" to the Participant's 414(s) Compensation. The actual contribution ratio for each Participant and the ACP for each group, shall be calculated to the nearest one-hundredth of one percent of the Participant's 414(s) Compensation.

                  (f)      "Contribution Percentage Amounts" means the sum of
         (i) nondeductible (after-tax) voluntary Employee contributions, (ii) Employer "Matching Contributions" made pursuant to Section 12.1(a)(2) (including Qualified Matching Contributions to the extent such Qualified Matching Contributions are not used to satisfy the tests set forth in Section 12.4), (iii) Excess Contributions recharacterized as nondeductible (after-tax) voluntary Employee contributions pursuant to
         Section 12.5, (iv) Qualified Non-Elective Contributions (to the extent not used to satisfy the tests set forth in Section 12.4) and Participant Matched Contributions. However, "Contribution Percentage Amounts" shall not include "Matching Contributions" that are forfeited either to correct Excess Aggregate Contributions or due to Code Section 401(a)(4) and the Regulations thereunder because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. In addition, "Contribution Percentage Amounts" may include Elective Deferrals provided the ADP test in Section 12.4 is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                  (g) For purposes of determining the ACP and the amount of Excess Aggregate Contributions pursuant to Section 12.7, only Employer "Matching Contributions" (excluding "Matching Contributions" forfeited or distributed pursuant to Section 12.2(e), 12.5(b), or 12.7(b)) and Participant Matched Contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer "Matching Contributions" made pursuant to
         Section 12.1(b) or nondeductible (after-tax) voluntary Employee contributions made pursuant to Section 4.8 allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-l(b)), qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) and Participant Matched Contributions contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(2) which is incorporated herein by reference. The Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

                  (h) In the event that this Plan satisfies the requirements of Code Sections 401(a)(4), 401 (m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ACP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year.

                           Any adjustments to the NHCE ACP for the prior year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in Section 1.2.c of the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ACP testing method.

                  (i) For the purposes of this Section, if an HCE is a Participant under two (2) or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) which are maintained by the Employer or an Affiliated Employer to which "Matching Contributions," nondeductible (after-tax) voluntary Employee contributions, or Participant Matched Contributions, are made, all such contributions on behalf of such HCE shall be aggregated for purposes of determining such HCP's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

                  (j) For purposes of this Section and Section 12.7, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to have "Matching Contributions" made pursuant to Section 12.1(a)(2) (whether or not a deferral election was made or suspended pursuant to Section 12.2(g)) allocated to such Participant's account for the Plan Year or to make salary deferrals pursuant to Section 12.2 (if the Employer uses

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         salary deferrals to satisfy the provisions of this Section) or after-tax voluntary Employee contributions pursuant to Section 4.8 (whether or not nondeductible voluntary Employee contributions are made) or Participant Matched Contributions allocated to the Participant's account for the Plan Year.

                  (k) For purposes of this Section and Section 12.7, "Matching Contribution" means an Employer contribution made to the Plan, or to a contract described in Code Section 403(b), on behalf of a Participant on account of a nondeductible (after-tax) voluntary Employee contribution made by such Participant, Participant Matched Contributions or on account of a Participant's elective deferrals under a plan maintained by the Employer.

                  (l) For purposes of determining the ACP and the amount of Excess Aggregate Contributions pursuant to Section 12.7, only Elective Deferrals, Qualified Non-Elective Contributions, "Matching Contributions" and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve (12) month period immediately following the Plan Year to which the contributions relate shall be considered.

                  (m) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.7 may be applied separately (or will be applied separately to the extent required by Regulations) to each "plan" within the meaning of Regulation 1.401(k)-1(g)(11) and Regulation 1.401(m). Furthermore, for Plan Years beginning after December 31, 1998, the provisions of Code
         Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(l)(A).

12.7     ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

                  (a) In the event (or, with respect to subsection (g) below when the Prior Year Testing method is being used, if it is anticipated) that for Plan Years beginning after December 31,1996, the Plan does not satisfy one of the tests set forth in Section 12.6, the Administrator shall adjust Excess Aggregate Contributions or the Employer shall make contributions pursuant to the options set forth below or any combination thereof. However, if the Prior Year testing method is being used and it is anticipated that the Plan might not satisfy one of such tests, then the Employer may make contributions pursuant to the options set forth in subsection (c) below.

                  (b) On or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year the Highly Compensated Participant having the largest allocation of "Contribution Percentage Amounts" shall have a portion of such "Contribution Percentage Amounts" (and "Income" allocable to such amounts) distributed or, if non-Vested, Forfeited (including "Income" allocable to such Forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the amount of the Participant's "Contribution Percentage Amounts" equals the "Contribution Percentage Amounts" of the Highly Compensated Participant having the next largest amount of "Contribution Percentage Amounts." This process shall continue until the total amount of Excess Aggregate Contributions has been distributed or forfeited. Any distribution and/or Forfeiture of "Contribution Percentage Amounts" shall be made in the following order:

                  (1) Employer matching contributions distributed and/or forfeited pursuant to Section 12.5(b)(l);

                  (2) After-tax voluntary Employee contributions including Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5(b)(2);

                  (3)      Participant Matched Contributions;

                  (4)      Remaining Employer matching contributions.

                  (c) Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and "Income") shall be treated as a pro rata distribution of Excess Aggregate Contributions and "Income." Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and "Income"). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.3. However, no such Forfeiture of Excess Aggregate Contributions maybe allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

                  (d) For the purpose of this Section, "Income" means the income or losses allocable to Excess Aggregate Contributions, which amount shall be allocated at the same time and in the same manner as income or losses are allocated. However, "Income" for the period between the end of the Plan Year and the date of the distribution (the "gap period") is not required to be distributed.

                  (e) Excess Aggregate Contributions attributable to amounts other than nondeductible voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (f) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as nondeductible (after-tax) voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 12.5.

                  (g) Notwithstanding the above, within twelve (12) months after the end of the Plan Year (or, if the Prior Year Testing method is used, within twelve (12) months after the end of the prior Plan Year), the Employer may make a special Qualified Non-Elective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Non-Elective Contribution Account or Qualified Matching Contribution Account of each Non-Highly Compensated eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to.

                  (1) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

                  (2) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (3) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita).

                  (4) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (5) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied).

                  (6) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Employees who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (7) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. The Employer shall designate, at the time the

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account.

                  (8) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non- Elective Contribution allocated to a Participant's Non-Elective Account. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (9) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated on behalf of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account.

                  (10) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated on behalf of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (h) Any Excess Aggregate Contributions (and "Income") which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.8     SAFE HARBOR PROVISIONS

                  (a) The provisions of this Section will apply if the Employer has elected, in Section G.2 of the Adoption Agreement, to use the "ADP Test Safe Harbor" or "ACP Test Safe Harbor." If the Employer has elected to use the "ADP Test Safe Harbor" for a Plan Year, then the provisions relating to the ADP test described in Section 12.4 and in Code Section 401(k)(3) do not apply for such Plan Year. In addition, if the Employer has also elected to use the "ACP Test Safe Harbor" for a Plan Year, then the provisions relating to the ACP test described in
         Section 12.6 and in Code Section 401(m)(2) do not apply for such Plan Year. Furthermore, to the extent any other provision of the Plan is inconsistent with the provisions of this Section, the provisions of this Section will govern.

                  (b) For purposes of this Section, the following definitions apply:

                  (1) "ACP Test Safe Harbor" means the method described in subsection (c) below for satisfying the ACP test of Code
                  Section 401(m)(2).

                  (2) "ACP Test Safe Harbor Matching Contributions" means "Matching Contributions" described in subsection (d)(1).

                  (3) "ADP Test Safe Harbor" means the method described in subsection (c) for satisfying the ADP test of Code Section 40 l(k)(3).

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  (4) "ADP Test Safe Harbor Contributions" means "Matching Contributions" and nonelective contributions described in subsection (c)(l) below.

                  (5)      "Compensation" means Compensation as defined in
                  Section 1.11, except, for purposes of this Section, no dollar limit, other than the limit imposed by Code Section 401(a)(17), applies to the Compensation of a Non-Highly Compensated Employee. However, solely for purposes of determining the Compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of Regulation 1.414(s)-l(d)(2) and permits each Participant to elect sufficient Elective Deferrals to receive the maximum amount of "Matching Contributions" (determined using the definition of Compensation described in the preceding sentence) available to the Participant under the Plan.

                  (6) "Eligible Participant" means a Participant who is eligible to make Elective Deferrals under the Plan for any part of the Plan Year (or who would be eligible to make Elective Deferrals but for a suspension due to a hardship distribution described in Section 12.9 or to statutory' limitations, such as Code Sections 402(g) and 415) and who is not excluded as an "Eligible Participant" under the 401(k) Safe Harbor elections in Section G.2.f of the Adoption Agreement.

                  (7) "Matching Contributions" means contributions made by the Employer on account of an "Eligible Participant's" Elective Deferrals.

                  (c) The provisions of this subsection apply for purposes of satisfying the "ADP Test Safe Harbor."

                  (1) The "ADP Test Safe Harbor Contribution" is the contribution elected by the Employer in Section G.2 of the Adoption Agreement to be used to satisfy the "ADP Test Safe Harbor." However, if no contribution is elected in Section G.2 of the Adoption Agreement, the Employer will contribute to the Plan for the Plan Year a "Basic Matching Contribution" on behalf of each "Eligible Employee." The "Basic Matching Contribution" is equal to (i) one-hundred percent (100%) of the amount of an "Eligible Participant's" Elective Deferrals that do not exceed three percent (3%) of the Participant's "Compensation" for the Plan Year, plus (ii) fifty percent (50%) of the amount of the Participant's Elective Deferrals that exceed three percent (3%) of the Participant's "Compensation" but do not exceed five percent (5%) of the Participant's "Compensation."

                  (2) Except as provided in subsection (e) below, for purposes of the Plan, a Basic Matching Contribution or an Enhanced Matching Contribution will be treated as a Qualified Matching Contribution and a Nonelective Safe Harbor Contribution will be treated as a Qualified Non-Elective Contribution. Accordingly, the "ADP Test Safe Harbor Contribution" will be fully Vested and subject to the distribution restrictions set forth in Section 12.2(c) (i.e., may generally not be distributed earlier than separation from service, death, disability, an event described in Section 401(k)(l), or, in case of a profit sharing plan, the attainment of age 59 1/2.). In addition, such contributions must satisfy the "ADP Test Safe Harbor" without regard to permitted disparity under Code Section 401(1).

                  (3)      At least thirty (30) days, but not more than ninety
                  (90) days, before the beginning of the Plan Year, the Employer will provide each "Eligible Participant" a comprehensive notice of the Participant's rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. However, if an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

                  (4) In addition to any other election periods provided under the Plan, each "Eligible Participant" may make or modify a deferral election during the thirty (30) day period immediately following receipt of the notice described in subsection (3) above. Furthermore, if the "ADP Test Safe Harbor" is a "Matching Contribution" each "Eligible Employee" must be permitted to elect sufficient Elective Deferrals to receive the maximum amount of "Matching Contributions" available to the Participant under the Plan.

                  (d) The provisions of this subsection apply if the Employer has elected to satisfy the "ACP Test Safe Harbor."

                  (1) In addition to the "ADP Test Safe Harbor Contributions," the Employer will make any "Matching Contributions" in accordance with elections made in the Adoption Agreement. Such additional "Matching Contributions" will be considered "ACP Test Safe Harbor Matching Contributions."

                  (2) Notwithstanding any election in the Adoption Agreement to the contrary, an "Eligible Participant's" Elective Deferrals in excess of six percent (6%) of "Compensation" may not be taken into account in

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

                  applying "ACP Test Safe Harbor Matching Contributions." In addition, effective with respect to Plan Years beginning after December 31,1999, any portion of an "ACP Test Safe Harbor Matching Contribution" attributable to a discretionary "Matching Contribution" may not exceed four percent (4%) of an "Eligible Participant's" "Compensation."

                  (e)      The Plan is required to satisfy the ACP test of Code
         Section 401(m)(2), using the current year testing method, if the Plan permits after-tax voluntary Employee contributions or if matching contributions that do not satisfy the "ACP Test Safe Harbor" may be made to the Plan. In such event, only "ADP Test Safe Harbor Contributions" or "ACP Test Safe Harbor Contributions" that exceed the amount needed to satisfy the "ADP Test Harbor" or "ACP Test Safe Harbor" (if the Employer has elected to use the "ACP Test Safe Harbor") may be treated as Qualified Nonelective Contributions or Qualified Matching Contributions in applying the ACP test. In addition, in applying the ACP test, elective contributions may not treated as matching contributions under Code Section 401(m)(3). Furthermore, in applying the ACP test, the Employer may elect to disregard with respect to all "Eligible Participants" (1) all "Matching Contributions" if the only "Matching Contributions" made to the Plan satisfy the "ADP Test Safe Harbor Contribution" (the "Basic Matching Contribution" or the "Enhanced Matching Contribution") and (2) if the "ACP Test Safe Harbor" is satisfied, "Matching Contributions" that do not exceed four percent (4%) of each Participant's "Compensation."

12.9     ADVANCE DISTRIBUTION FOR HARDSHIP

                  (a) The Administrator, at the election of a Participant, shall distribute to the Participant in any one Plan Year up to the lesser of (1) 100% of the accounts as elected in Section H.6 of the Adoption Agreement valued as of the last Valuation Date or (2) the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is for one of the following or any other item permitted under Regulation 1.401(k)-l(d)(2)(iv):

                  (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section
                  152) or necessary for these persons to obtain medical care as described in Code Section 213(d);

                  (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) Payment of tuition and related educational fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152); or

                  (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

                  (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

                  (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (including any amounts necessary to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution);

                  (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer (to the extent the loan would not increase the hardship);

                  (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and nondeductible (after-tax) voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

                  (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

                  (c) Notwithstanding the above, distributions from the Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account pursuant to this Section shall be limited

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                                             DEFINED CONTRIBUTION PROTOTYPE PLAN

         solely to the Participant's Elective Deferrals and any income attributable thereto credited to the Participant's Elective Deferral Account as of December 31, 1988. Furthermore, if a hardship distribution is permitted from more than one account type, the Administrator may determine any ordering of a Participant's hardship distribution from such accounts.

                  (d) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

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                                                             Contract No. 8618-1

                           PROTECTED BENEFIT ADDENDUM

WHEREAS, the PrimeEnergy Corporation (the "Employer") established the PrimeEnergy Corporation Employees 401 (k) Savings Plan (the "Plan") for the sole and exclusive benefit of its eligible participants and their beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the Employer has amended and restated the Plan effective January 1, 2002 (the "Effective Date"); and

WHEREAS, the Employer acknowledges that certain optional forms of benefits accrued up to the Effective Date must be preserved and not reduced or eliminated as a result of the restatement of the Plan;

NOW THEREFORE, in accordance with Section 8.1(b) of the MassMutual Retirement Services Flexinvest(R) Defined Contribution Prototype Plan document, which is being used in connection with the Plan, the Employer has listed below benefits that will be preserved, notwithstanding any other provision of the Plan to the contrary.

         1. Annuities will be allowed but are not the normal form of distribution.

Any other "Section 411(d)(6) protected benefits" applicable to the Plan shall not be considered reduced or eliminated merely because they are not specifically listed above.

IN WITNESS WHEREOF, the Employer has caused this instrument to be executed the day and year indicated below.

                                        PRIMEENERGY CORPORATION

Date:  8/1/03                           By: /s/ VIRGINIA CROWE FORESE
                                            ------------------------------------
                                                     Signature and Title
                                                     Personnel Manager

                ADDENDUM TO THE ADMINISTRATIVE SERVICES AGREEMENT
                                  LOAN PROGRAM

Legal Name of Plan Sponsor: PrimeEnergy Corporation
Contract and Plan Number: 8618-1
Plan Name: PrimeEnergy Corporation Employees 401(k) Savings Plan

The provisions set forth in this Loan Program shall be read and construed as part of the Document; however, the loan program shall supercede any conflicting provisions found in the Document. The Loan program shall be administered in accordance with Department of Labor regulations Section 2550.408(b)-1(d) and may be amended, from time to time, by the loan program administrator. In addition, the Loan Program shall not be administered in accordance with the proposed loans regulations set forth under Internal Revenue Code Section 72(p) until they are finalized.

GENERAL LOAN STRUCTURE:

The maximum number of loans per participant is:               2

The interest rate on participant loans is:                    Prime Rate plus 2%
         Options are: Prime Rate plus 2%, Prime Rate plus 1%, Prime Rate plus other (must be reasonable rate), Fixed Rate

Are loans subject to spousal consent requirements?                No

Are loans subject to hardship requirements?                       No

Will the Plan allow for a Cure Period?                            Yes
         If yes, the maximum cure period will be used (i.e. the last day of the calendar quarter following the calendar quarter for the last missed installment payment) or specify cure period length: _________days (cannot exceed 90)

What is the maximum repayment period (years) for
loans used to purchase a primary residence?                        30 (shall not
                                                                      exceed 30)

Are loans repaid through periodic payroll withholding?             Yes

Are Participants permitted to pre-pay loans?                       Yes

LOAN PROGRAM ADMINISTRATOR:

- The following findividual(s) is/are authorized to administer the Participant Loan Program:
         (Attach an additional page for Loan Program Administrators as needed)

Administrator(s) Name          Virginia Crowe-Forese
Address Line 1                  1 Landmark Square, 11th floor
Address Line 2                   Stamford, CT 06901
Phone Number:                    203-358-5702
Fax Number:
E-mail Address:

                                                                          8618-1

LOAN PROCEDURES

- Loans are available without regard to any individual's race, color, religion, sex, age or national origin in a nondiscriminatory basis. The availability of loans, maximum loanable amounts and security is defined in the Plan Document.

         Upon initiation of a loan request, MassMutual will provide the (Participant or Plan Sponsor) with a loan check and loan paperwork.

         The Plan Sponsor is responsible for monitoring loan suspensions, cure period, and loan defaults through the TRC. Plan Sponsor is also responsible for notifying MassMutual of these events.

LOAN PROCEDURES WHEN HARDSHIP IS REQUIRED (IF APPLICABLE)

- Upon initiation of a loan request, MassMutual will provide the (Participant or Plan Sponsor) with loan paperwork for signature by the Participant. Upon receipt of the completed loan paperwork by MassMutual a loan check will be issued.

         The Plan Sponsor is responsible for monitoring loan suspensions, cure period, and loan defaults through the TRC. Plan Sponsor is also responsible for notifying MassMutual of these events.

LOAN PROCEDURES WHEN SPOUSAL CONSENT IS REQUIRED (IF APPLICABLE)

- Upon initiation of a loan request, MassMutual will provide the (Participant or Plan Sponsor) with loan paperwork for signature by the Participant and spouse then notarized by a notary public. Upon receipt of the completed loan paperwork by MassMutual a loan check will be issued.

         The Plan Sponsor is responsible for monitoring loan suspensions, cure period, and loan defaults through the TRC. Plan Sponsor is also responsible for notifying MassMutual of these events.

LOAN REPAYMENTS

- Loan payments may be suspended during a leave of absence of up to one year, if the Participant's pay from the Employer is insufficient to service the loan. The outstanding loan balance, including interest that accrued during the leave of absence, must be repaid within five years as provided by Internal Revenue Code Section 72(p)(2)(B), or by the due date of the loan if the purpose of the loan was for the acquisition of the primary residence of the Participant. After the leave of absence has ended, participants may either reamortize the loan, they may make-up any missed payments (with accrued interest) through a lump sum payment, and then continue normal installments payments, or payoff the total existing loan (with accrued interest).

         However, loan repayments made after a loan has defaulted must be done through a lump sum payment.

         If the leave of absence is on account of the Participant performing service in the uniformed services (as defined in Chapter 43 of Title 38 United States Code), whether or not such service is qualified military service, such suspension shall not be taken into account for purposes of meeting requirements of sections 72(p), 401(a) or 4975(d)(1) of the Internal Revenue Code, and the Participant is entitled to reemployment rights under such chapter with respect to such service. For example, if the loan were due in five years, the five-year period would be calculated by extending the period by the length of the leave of absence.

         At the election of the Loan Program Administrator and on a non-discriminatory basis loans that have not been defaulted may be re-amortized.

         The participant may make additional payments or full payment on the loan at anytime. Each additional payment must be in increments of the loan amortization schedule. The repayment cannot be in the form a personal check issued by the Participant.

                                                                          8618-1

LOAN DEFAULT/FEDERAL REPORTING

-        A default occurs when:

         (A) A Participant has not made a loan repayment by the required payment date.

                  (1) A loan is in default when a scheduled installment payment has not been received by the end of the Cure Period. If payment has not been received within the Cure Period, the Loan Administrator will notify the Participant and MassMurual that the loan is in default. If payment is not received within such stipulated time period, the following will take place:

                           (a) The entire unpaid balance on a loan, including any accrued interest, will be considered to be in default as of the date of the first missed payment.

                           (b) If permitted by the Plan, the loan may be treated as in-service withdrawal. Such withdrawal will be subject to Federal Income tax and may also be subject to the 10% additional tax on early distributions from qualified plans. Forms 1099-R will be timely issued to the Participant and the IRS reflecting the Distribution (e.g., the outstanding loan balance plus accrued interest).

                           (c) The amount of any default loan not treated as an in-service withdrawal will be treated as if received by the participant, and will be subject to Federal Income tax, and may also be subject to the 10% additional tax on early distributions from qualified plan. Such tax consequences will not affect the Participant's obligation to repay the loan. Forms 1099-R will be timely issued to the Participant and the IRS reflecting the outstanding loan balance plus accrued interest; however, the loan will continue to be outstanding and will not be offset against the Participant's vested account balance until he or she terminates service, retires, dies, or becomes disabled. Accordingly, if the Participant fails to repay the loan, his or her account will be offset by the outstanding loan balance when he or she terminates service, retires, dies or becomes disabled.

                           (d)      To the extent necessary, any other
                                    collateral pledged as additional security will be foreclosed upon.

         (B) Participant has died: The outstanding loan balance will be reported to the IRS and to the Participant's estate as a taxable distribution from the Plan.

         (C) The Plan and Trust is terminated; any outstanding loans remaining as of such date will be defaulted. Forms 1099-R will be issued to the Participant and the IRS reflecting the outstanding loan balance plus accrued interest.

In all other respects, the Agreement shall remain unchanged by this Addendum.

For the Plan Sponsor:

/s/ VIRGINIA CROWE FORESE                          8/1/03
----------------------------                 --------------------
         Signature                                  Date

PERSONNEL MANAGER
----------------------------
   Printed Name and Title

Legal Name of Plan Sponsor: PrimeEnergy Corporation

Contract and Plan Number: 8618-1

For Mass Manual

/s/ LAURA M. GASTON                          June 13, 2003
---------------------------------------      --------------------
Laura M. Gaston, Second Vice President               Date

                                                                          8618-1

                  ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT
                           GUST RESTATEMENT PROVISIONS

Effective January 1, 2002, the following constitutes an addendum to the Administrative Services Agreement (the "Agreement") between the Plan Sponsor and MassMutual.

INVESTMENT SERVICES:

Rollover contributions will be invested:

[ ]  The same as all other contributions in the Plan
[ ]  The same as Participant Contributions and Elective Deferrals
 X   The same as Company Matching and Company Profit-Sharing Contributions
 X   By a separate election of the Participant
[ ]  Not applicable. Plan does not accept rollover contributions

The Plan Sponsor may suspend investment rights granted to Participants by providing prior written notice to such affected Participants and MassMutual Financial Services. Upon such notice, the Plan Sponsor or trustees, if applicable, shall control the investment of plan assets within the Participants' Accounts in accordance with their fiduciary obligations until such time as subsequent written notice is provided to the Participants and the MassMutual Financial Services specifying that Participants shall designate in writing the investment funds in which contributions are to be invested.

LIFE INSURANCE:

If Policies will be purchased at the request of the Participant, the premium for the Policies will be paid with:

 X   Elective Deferrals
 X   Company Matching Contributions
 X   Company Profit Sharing Contributions
[ ]  N/A Policies are not permitted in the Plan(s)

IN ALL OTHER RESPECTS, THE AGREEMENT SHALL REMAIN UNCHANGED BY THIS ADDENDUM.

For the Plan Sponsor:

/s/ VIRGINIA CROWE FORESE                           8/1/03
----------------------------                 ----------------------
          Signature                                  Date

Legal Name of Plan Sponsor: PrimeEnergy Corporation

Account Number: FL 8618

For MassMutual

/s/ Laura M. Gaston,                             June 13, 2003
---------------------------------------      ----------------------
Laura M. Gaston, Second Vice President               Date

                                                          Contract No. FL 8618-1

                             GENERAL TRUST AGREEMENT

         THIS AGREEMENT made as of January 1, 2002, by and between PrimeEnergy Corporation (the "Company") organized and existing under the laws of the State of Connecticut and the undersigned Trustees, (the "Trustees").

                              W I T N E S S E T H:

         WHEREAS, the Company has adopted the PrimeEnergy Corporation Employees 401(k) Savings Plan (the "Plan") for the exclusive benefit of Participants and their beneficiaries and desires hereby to create a Trust (the "Trust") to hold certain assets of the Plan and to provide for their investment and administration; and

         WHEREAS, the Company intends that the Trust shall constitute a part of the Plan and shall be approved under Section 501 of the Internal Revenue Code (the "Code") as a tax-exempt employees' Trust; and

         WHEREAS, certain officers of the Company have been authorized and directed to enter into this Agreement;

                                   ARTICLE I
                             ESTABLISHMENT OF TRUST

1.1 The purpose of this Trust Agreement is to hold assets outside the FLEXINVEST Contract (the "Contract") maintained under the plan, and as applicable, to permit Plan Participants to borrow sums held under the Contract.

1.2 A copy of the Contract shall be forwarded upon execution of this Agreement to the Trustees, and any subsequent amendments to the Contract shall similarly be forwarded to the Trustees.

1.3 If the provisions of this Agreement and the Contract differ, the Contract shall control.

1.4 All terms defined in the Plan, unless otherwise expressly provided in this Trust Agreement, shall have the same meanings herein as are set forth in the Plan.

1.5 All references to "Section" shall refer to a portion of this Trust Agreement, unless otherwise indicated.

----------------------
         THIS TRUST AGREEMENT IS A SPECIMEN DOCUMENT WHICH SHOULD BE REVIEWED BY YOUR LEGAL REPRESENTATIVE BEFORE ADOPTION. MASSACHUSETTS MUTUAL DOES NOT REPRESENT THAT THIS DOCUMENT IS APPROPRIATE FOR YOUR PLAN.

04/30/93

                                   ARTICLE II
                         THE TRUSTEES' RESPONSIBILITIES

2.1 APPOINTMENT OF TRUSTEE(S) AND ADMINISTRATOR. The Company shall have exclusive authority to appoint the Trustee(s) and to appoint a Plan Administrator. Each person so appointed shall serve at the discretion of the Company. A new incumbent shall be appointed as soon as possible in the event that an appointee is removed or resigns from his position. Any successor shall signify his acceptance by filing a written acceptance with the Company. If there is more than one Trustee or more than one Plan Administrator, all acts and decisions shall be by a vote of a majority.

         The signature of any one Trustee or any one Plan Administrator, however, shall be sufficient evidence to any party that a document or Contract is authorized by the Trustees or by the Administrators in accordance with the terms of this Plan and Trust. Neither Massachusetts Mutual ("the Insurer") nor its affiliates shall be appointed Trustee or Plan Administrator by the Company.

2.2 ALLOCATION OF RESPONSIBILITIES. The Company, the Trustee, and the Plan Administrator shall have only those specific powers and responsibilities that are specifically given them under the Plan and Trust. If there is more than one Trustee, the Trustee(s) may allocate any of their duties hereunder among themselves by written appointment and signed acceptance. The Trustee and Plan Administrator may appoint other persons or entities to perform any of their functions including fiduciary functions. Such appointment shall be made and accepted by the appointee in writing and shall be effective upon such acceptance. The Trustee, the Plan Administrator and any such appointee may employ advisors and other persons necessary or convenient to help them carry out their duties including their fiduciary duties. The Trustee or Plan Administrator shall supervise the work and review the performance of each such appointee. The Trustee or Plan Administrator shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

         The Company shall have the right to direct the Trustee as to how any of the powers set forth in Section 2.5 shall be exercised, including the right to direct the Trustee as to the investment of Trust assets to the extent not prohibited by Section 503 of the Code or other laws applicable to qualified pension or profit-sharing plans and related trusts. The Company shall, in directing investments, or in directing the Trustee as to how to exercise any of the powers set forth in
         Section 2.5, be bound to follow the rule of prudence set forth in
         Section 2.6 as fully and to the same extent as if it were the Trustee.

         If the Company gives the Trustee any direction to implement Section 2.5(a) or (k), the Company shall not be liable for any loss occasioned by any party he has directed the Trustee to enter into agreement with as an investment manager if the Company has used prudence in making such selection of such party. In the absence of any applicable instruction, the Trustee shall invest and reinvest Trust assets and otherwise handle and deal with these assets and exercise the powers granted to him as provided in Section 2.5, but no investment or reinvestment of such assets shall otherwise be restricted to properties and securities authorized for investment by Trustees under any present or future State law.

2.3 RECEIPT OF CONTRIBUTIONS. The Company shall have exclusive responsibility to determine and make contributions required by the Plan. The Trustee shall be under no obligation to investigate any matters pertaining to the amount of the contributions made by the Company pursuant to the Plan and shall be under no obligation to make any affirmative action to collect from the Company any contribution for the Plan. The Trustee may accept any certification made to him from the Company pertaining to any contribution.

2.4 TRUSTEE'S POWERS AND DUTIES. The Trustee shall have the power and duty to manage and control the assets of the Trust in accordance with the terms of this Trust and Plan. The Trustee, unless an investment manager has been appointed pursuant to Section 2.2, shall periodically review and, if necessary, revise the funding policy of the Plan. The Trustee shall act upon written instruction signed by an officer of the Company.

         The Trustees shall have the discretion to construe the terms and provisions of this Plan. Any construction adopted by the Trustees in good faith shall be binding upon Participants and the Plan Administrator.

2.5 INVESTMENT OF TRUST ASSETS: Subject to the provisions of Section 2.6, the Trustee shall have the following powers and authority with respect to the Trust assets:

         (a) to purchase contracts issued by the Insurer; provided that if the Trustee is a named fiduciary and if the Trustee lodges funds with the Insurer to be invested in a separate investment account which does not provide for a guarantee of principal or interest, then the Trustee may request that the Insurer accept limited responsibility as an investment manager with respect to the funds so held; and provided, further, that the Insurer shall be obligated to follow the rule of prudence set out in
                  Section 2.6;

         (b) to invest in the shares of any regulated investment company or companies;

         (c) to invest or reinvest in any property which in his opinion is a prudent investment for the Trust as described in Section 2.6 provided that he may, to the extent he considers necessary or advisable, hold any portion of the fund in bank deposits insured by the United States Government, in cash or in such other types of investments as shall be selected by him, without liability for interest, pending investment or payment of expenses or benefits;

         (d) to retain, manage, improve, repair, operate and control any Trust assets;

         (e) to sell, convey, transfer, exchange, partition, grant options with respect to, lease for any term (even though such terms may extend beyond the duration of this Trust), mortgage, pledge or otherwise deal with or dispose of any Trust asset in such manner (including public or private sale, where applicable), for such consideration and upon such terms and conditions as the Trustee, in his discretion, shall determine;

         (f) to vote either in person or by general or limited proxy or to refrain from voting any corporate stock or other securities for any purpose;

         (g) to deposit any securities with or under the direction of any committee formed to protect said securities and participate in, consent to or carry out any reorganization, consolidation, merger, liquidation, readjustment of the financial structure, or sale of assets of any corporation or other organization, and to exercise conversion and subscription rights, and hold any property received pursuant to any such transaction as Trust assets;

         (h) if a corporation, to keep any securities or other property in the name of some other person, partnership, or corporation, as its nominee, or in his own name without disclosure in any case of his fiduciary capacity;

         (i) to pay, compromise or abandon any claim or other matter directly or indirectly affecting the Trust assets;

         (j) if a bank is serving as Trustee hereunder, to commingle part or all of the assets of the Trust in any group trust maintained by the bank as Trustee, whether now existing or hereafter created, for the collective investment of funds held under Employees' pension or profit-sharing plans or trusts which are qualified with the meaning of and exempt from tax under the Code, and the provisions of any such group trust are made a part of this Plan;

         (k) provided the Trustee is a named fiduciary, to enter into an agreement with any bank, trust company or other fiduciary as an investment manager (to the extent required by law and regulation) to hold, manage and invest the assets of the Trust, it being understood that the Trustee shall not be liable for any loss occasioned by any such investment manager selected by him, provided that the Trustee has used prudence in making the selection, and that any such investment manager shall be obligated to follow the rule of prudence set out in
                  Section 2.6;

         (1) to employ agents of any kind, nature and description, and delegate to them such ministerial and limited discretionary duties as the Trustee sees fit; and to that end, to execute such contracts, documents, instruments or other papers as may be requested by any such agent to whom such duties have been delegated;

         (m) to execute, acknowledge, and deliver all instruments he considers necessary or proper for any of the foregoing purposes; and

         (n) to exercise any of the powers and rights of an individual owner with respect to any property held as a Trust asset and to do all other acts in his judgment necessary or desirable for the proper administration of the Trust assets although the power to do such acts is not specifically set forth herein, subject to the rules in Section 2.6.

When instructed by the Plan Administrator, the Trustee shall invest all or any portion of the individual Account of any Participant in accordance with the direction of the Employer or such Participant. Such directed investments shall be accounted for separately for each Participant. Except as otherwise provided herein, the Trustee shall not have any discretion, with respect to such directed investment. Each participant who directs the investment of his Account shall be solely and absolutely responsible for the investment or reinvestment of all directed investment assets held on his behalf in Trust, and except as otherwise as provided herein, the Trustees shall not question any such direction, review any securities or other such assets, or make suggestions with respect to the investment, retention or disposition of any such assets; provided the investment is consistent with Section 404(c) of the Employee Retirement Income Security Act of 1974 ( 29 U.S.C. Section 1104(c)), and other applicable federal law.

No person dealing with the Trustee need see to the application of any money paid or property delivered to or on the order of the Trustee or inquire into his authority to enter into any transaction.

2.6 PRUDENT MAN RULE. In making investments hereunder, the Trustee shall conduct himself faithfully in the interest of the Participants and shall exercise sound discretion. He shall discharge his duties with the care, skill, prudence and diligence under the circumstances prevailing from time to time that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims. He shall cause the investments to be diversified so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The incidents of ownership of all Trust investments shall be within the jurisdiction of the United States. The Trustee shall make no investment prohibited by
         Section 406 of the Employee Retirement Income Security Act of 1974 (29 U.S.C. Section 1106), unless a statutory or administrative exemption applies.

2.7 VALUATION OF PARTICIPANTS ACCOUNT. The Trustee shall maintain for each Participant a Participant's Account. The Participant's account balance shall be invested and valued, subject to the provisions of the Plan.

2.8 PLAN ADMINISTRATOR'S POWERS AND DUTIES. The Plan Administrator shall be responsible for the day-to-day administration of this Plan, and for the exercise of all fiduciary responsibilities provided for in the Plan that are not assigned to other parties pursuant to the terms of the Plan. The Plan Administrator's duties shall include, but not be limited, to the following:

         (a)      To construe and interpret the provisions of the Plan;

         (b) To decide all questions of eligibility for Plan participation and for the payment of benefits;

         (c) To provide appropriate parties, including government agencies, with such returns, reports, schedules, descriptions, and individual statements as are required by law within the times prescribed by law; and to furnish to the Company, upon request, copies of any or all such materials, and further, to make copies of such instruments, reports, and descriptions as are required by law to be available for examination by

         Participants and their Beneficiaries who are or may be entitled to benefits under the Plan in such places and in such manner as required by law (the Plan Administrator may charge a reasonable fee for copies);

         (d) To furnish to each Participant and each Beneficiary receiving benefits under the Plan a copy of a summary plan description and a summary of any material modifications thereof at the time and in the manner prescribed by law;

         (e) To obtain from the Company, the Employees, the Insurer and the Trustee such information as shall be necessary for the proper administration of the Plan;

         (f) To determine the amount, manner, and time of payment of benefits hereunder;

         (g) Subject to the approval of the Company only as to any additional expense, to appoint and retain such agents, counsel, and accountants as may be necessary for the purpose of properly administering the Plan;

         (h) To take all actions and to communicate to the Trustee in writing all necessary information to carry out the terms of the Plan and Trust Agreement;

         (i) To notify the Trustee in writing of the termination of the Plan or the complete discontinuance of Company contributions;

         (j) To direct the Trustee to distribute assets of the Trust to each Participant and Beneficiary in accordance with the terms of this Plan; and

         (k) To do such other acts reasonably required to administer the Plan in accordance with its provisions, or as may be provided for or required by law.

2.9 PARTICIPANT DATA. Each Participant and each Beneficiary must furnish to the Plan Administrator such evidence, data or information as the Plan Administrator believes necessary or desirable for purposes of administering the Plan. The payment of benefits for the benefit of each Participant under this Plan is conditioned upon the Participant or Beneficiary providing complete and accurate evidence, data or information when requested. The Plan Administrator shall advise any Participant or Beneficiary of the effect of failure to comply with his request for information.

2.10 EMPLOYER CENSUS REPORT. The Company shall furnish the Plan Administrator on or before each Valuation Date all census data required to administer the Plan.

2.11 SERVICE OF LEGAL PROCESS. The Plan Administrator is designated as the agent authorized to receive service of legal process on behalf of the Plan, unless the Company designates some other party in writing in the summary plan description.

                                   ARTICLE III
                                PARTICIPANT LOANS

3.1 If authorized in the Adoption Agreement, the Trustees may, upon written application of the Participant, authorize a loan or loans to the Participant subject to the limitations of the Plan.

3.2 With respect to any property held by the Trustees representing participant accounts as part of the Trust Fund the Trustees shall have the power:

         (a) To grant loans to Participants in accordance with Plan provisions;

         (b) To invest under the Contract any loan repayment moneys received by the Trustees; and

         (c) To do all other acts that the Trustees may deem necessary or proper to carry out any of the powers set forth in this
                  Article II or otherwise in the best interests of the Trust
                  Fund.

         (d) At all times the action of the Trustees in implementing or operation the loan must be in accordance with the applicable Internal Revenue Service and Department of Labor regulations.

3.3 If this Plan is a successor plan, as of the effective date and at the direction of the Trustees, all outstanding loan notes and security agreements issued under the prior plan shall be transferred to this Plan, as a trustee to trustee transfer of assets, without renegotiation or modification.

3.4 As of such valuation dates as the Company may fix from time to time, but not less frequently than once every twelve (12) months, the Trustees shall report to the Company the outstanding balance of loans and the fair market value of the other assets held in the Trust Fund.

                                   ARTICLE IV
                      EXPENSES AND COMPENSATION OF TRUSTEES

4.1 The Company shall pay the reasonable compensation of counsel and any other agents engaged by the Trustees to assist them in the management and administration of the Trust, and shall pay each Trustee reasonable compensation for services rendered on behalf of the Trust, unless a Trustee is a full-time employee of the Company.

                                    ARTICLE V
                  SETTLEMENT OF ACCOUNTS, ENFORCEMENT OF TRUST
                              AND LEGAL PROCEDURES

5.1 The Trustees shall keep full accounts of all of their receipts and disbursements. The financial statements, books and records with respect to the Trust Fund shall be open to inspection by the Company or its representative at all reasonable times during business hours of the Trustees and may be audited not more frequently than once in each fiscal year by an independent certified public accountant engaged by the Company.

5.2 Within ninety (90) days after the close of each Plan Year, or any termination of the duties of the Trustees, the Trustees shall prepare, sign and deliver in duplicate to the Company an account of their acts and transactions as Trustees. If the Company finds the account to be correct, the Company shall sign the instrument of settlement annexed to one counterpart of the account and return such counterpart to the Trustees, whereupon the account shall become an account stated as between the Trustees and the Company. An account or an amended account shall also become an account stated as between the Trustees and the Company if within ninety (90) days after receipt of the account or any amended account, the Company has not signed and returned a counterpart to the Trustees, nor filed notice of any objection to any act or transaction of the Trustees. If any objection has been filed, and if the Company is satisfied that it should be withdrawn or if the account is adjusted to its satisfaction, the Company shall in writing filed with the Trustees signify its approval of the account and it shall become an account stated as between the Trustees and the Company.

5.3 When an account becomes an account stated, such account shall be finally settled, and the Trustees shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction.

5.4 The Trustees or the Company shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustees not previously settled as herein above provided.

                                   ARTICLE VI
                      RESIGNATION AND REMOVAL OF A TRUSTEE

6.1 A Trustee may resign at any time by filing a written resignation to the Company and furnishing a copy to the Insurer. Such resignation shall take effect sixty (60) days from the date of such filing or upon appointment of a successor pursuant to Section 7.3, whichever occurs first.

6.2 The Company may remove a Trustee at any time by delivering to the Trustee a written notice of his removal and an appointment of a successor pursuant to Section 6.3. Such removal shall not take effect prior to sixty (60) days from such delivery unless the Trustee agrees to an earlier effective date, except that removal for cause shall be effective on the date set forth in the notice.

6.3 The appointment of a successor to a Trustee shall take effect upon delivery to the departing Trustee of (a) an instrument in writing appointing such successor, executed by the Company and (b) an acceptance in writing, executed by such successor, both acknowledged in the same form as this Agreement. The Company shall send notice of such appointment to each remaining Trustee and to the Insurer.

6.4 All of the provisions set forth herein with respect to the Trustees shall relate to each successor Trustee with the same force and effect as if such successor had been originally named as a Trustee hereunder.

6.5 If a successor is not appointed within sixty (60) days after a Trustee gives notice of his resignation pursuant to Section 7.1, the Trustees may apply to any court of competent jurisdiction for appointment of a successor.

6.6 Upon the resignation or removal of a Trustee and the appointment of a successor, and after the final account of the Trustee has been settled as provided in Article VI, the Trustee shall transfer and deliver his responsibilities with regard to the Trust Fund to such successor.

                                   ARTICLE VII
                       AMENDMENT AND TERMINATION OF TRUST

7.1 This Trust shall continue for such time as may be necessary to accomplish the purpose for which it was created but may be terminated at any time by the Company. In the event the Plan is terminated this Trust shall also be terminated. Notice of any termination shall be given to the Trustees by an instrument in writing executed by and acknowledged in the same form as this Agreement. The Company shall send a copy of such notice to each Trustee and to the Insurer.

7.2 The powers and responsibilities of the Trustees set forth in this Agreement shall continue so long as any assets of the Trust Fund remain in their hands.

7.3 Subject to approval by the Insurer, the Company shall have the right at any time to amend this Agreement in whole or in part except that the duties and responsibilities of the Trustees shall not be increased without the Trustees' written consent. No such amendment shall divert any part of the Trust Fund for purposes other than the exclusive benefit of Participants or their beneficiaries. The Company shall send a copy of any amendment to each Trustee and to the Insurer. Any amendment shall become effective upon (a) delivery to the Trustees of the written instrument of amendment and (b) endorsement by the Trustees on the instrument of their receipt thereof, together with their consent thereto, if such consent is required.

                                   ARTICLE VIII
                                  MISCELLANEOUS

8.1 This Agreement and the Trust hereby created shall be construed and regulated in accordance with the laws of the State of Connecticut.

8.2 The titles to Articles and headings of Sections in this Agreement are placed herein for convenience of reference only and in the case of any conflict the text of this Agreement, rather than such titles or headings, shall control.

IN WITNESS WHEREON, the Company has caused this Agreement to be executed by its duly authorized officers and its seal to be hereunto affixed as of the day and year written above, and each Trustee has executed this agreement below.

                                    PRIMEENERGY CORPORATION
                                    -----------------------
                                          Company Name

CORPORATE SEAL                By:   /s/ VIRGINIA CROWE FORESE
                                    -------------------------------
                                           Signature & Title
                                           PERSONNEL MANAGER

ATTEST

                                     ------------------------------   ----------
                                           Trustee's Signature           Date
/s/ VIRGINIA CROWE FORESE
----------------------------         ------------------------------   ----------
      Secretary                            Trustee's Signature           Date

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